Exhibit 10.64


                               UNITARY LEASE

                               by and between

                   THE ENTITIES IDENTIFIED AS LANDLORD ON
                        EXHIBIT "K" ATTACHED HERETO
                         (collectively, "Landlord")

                                    and

                    THE ENTITIES IDENTIFIED AS TENANT ON
                        EXHIBIT "K" ATTACHED HERETO
               (collectively, "Tenant" or sometimes "Levitz")



                         Dated: As of June 8, 1999




                             Table of Contents

ARTICLE I
      Condition of Demised Premises; Tenant's Representations
      and Warranties....................................................6

ARTICLE II
      Term.............................................................12

ARTICLE III
      Basic Rent; Other Rent; Net Lease................................16

ARTICLE IV
      Impositions......................................................18

ARTICLE V
      Insurance........................................................23

ARTICLE VI
      Use of Demised Premises; Use of Common Areas.....................29

ARTICLE VII
      Surrender and Right to Remove Trade Fixtures.....................32

ARTICLE VIII
      Landlord's Right to Perform Tenant's Covenants ..................33

ARTICLE IX
      Compliance With Laws and Insurance Policies......................34

ARTICLE X
      Mechanics' Liens; Other Liens; Mortgages.........................35

ARTICLE XI
      Repairs and Maintenance; Common Area
      Maintenance and Common Area Charges..............................37

ARTICLE XII
      Right of Landlord to Inspect and Repair..........................44

ARTICLE XIII
      Indemnifications.................................................44

ARTICLE XIV
      Light, Heat and Power, etc.......................................46

ARTICLE XV
      Changes, Alterations and New Construction........................46

ARTICLE XVI
      Destruction and Restoration......................................49

ARTICLE XVII
      Quiet Enjoyment..................................................52

ARTICLE XVIII
      Eminent Domain...................................................52

ARTICLE XIX
      Assignments and Subleases; Leasehold Properties; Space
      Leases...........................................................55

ARTICLE XX
      Default and Remedies.............................................65

ARTICLE XXI
      Arbitration and Appraisal........................................70

ARTICLE XXII
      Estoppel Certificates; Financial Statements......................72

ARTICLE XXIII
      Invalidity of Particular Provisions .............................72

ARTICLE XXIV
      Notices..........................................................73

ARTICLE XXV
      Options to Extend; Extended Term Basic Rent .....................74

ARTICLE XXVI
      Hazardous Substances.............................................77

ARTICLE XXVII
      Miscellaneous....................................................82

ARTICLE XXVIII
      Subordination....................................................85

ARTICLE XXIX
      Transfer of Landlord's Interest; Landlord's Severance
      Rights; Limitation of Landlord's Liability.......................85

ARTICLE XXX
      Limitation on Levitz's Debt......................................87




                               UNITARY LEASE

      THIS UNITARY LEASE ("Lease") dated as of the 8th day of June, 1999 by and between the entities identified as landlord on Exhibit "K" attached hereto (whether one or more, "Landlord"), and the entities identified as tenant on Exhibit "K" attached hereto (whether one or more, "Tenant" or sometimes "Levitz").

                            STATEMENT OF INTENT

      Subject to Article XXIX, this Lease constitutes one unitary, indivisible, non-severable lease of all the Demised Premises and this Lease is a single lease. This Lease does not constitute separate leases contained in one document each governed by similar terms. The use of the expression "unitary lease" to describe this Lease is not merely for convenient reference. It is the conscious choice of a substantive appellation to express the intent of the parties in regard to an integral part of this transaction: To accomplish the creation of an indivisible lease, the parties agree that from an economic point of view the portions of the Shopping Centers leased pursuant to this Lease constitute one economic unit and that the Basic Rent and all other provisions have been negotiated and agreed to based on a demise of all the portions of the Shopping Centers covered by this Lease as a single, composite, inseparable transaction. Except as expressly provided in this Lease for specific isolated purposes (and in such cases only to the extent expressly so stated), all provisions of this Lease, including definitions, commencement and expiration dates, rental provisions, use provisions, renewal provisions, breach, default, enforcement and termination provisions and assignment and subletting, shall apply equally and uniformly to all the Demised Premises as one unit and are not severable. The economic terms of this Lease would have been substantially different had separate leases or a "divisible" lease been acceptable to the Landlord. A default of any of the terms or conditions of this Lease occurring with respect to any portion of the Demised Premises situated on a particular Shopping Center shall be a default under this Lease with respect to all the Demised Premises. Except as expressly provided in this Lease for specific isolated purposes (and in such cases only to the extent expressly so stated), Landlord and Tenant agree that the provisions of this Lease shall at all times be construed, interpreted and applied such that the intention of Landlord and Tenant to create a unitary lease shall be preserved and maintained. The parties agree that for the purposes of any assumption, rejection or assignment of this Lease under 11 U.S.C. Section 365 or any amendment or successor section thereof, this is one indivisible and non-severable lease dealing with and covering one legal and economic unit which must be assumed, rejected or assigned as a whole with respect to all (and only all) the Demised Premises covered hereby. Words and phrases and expressions which appear in this Lease with the first letter of each word capitalized are defined terms. Defined terms shall have the meanings as defined in this Lease.

                                Definitions

      The following is a list containing definitions of several terms used in this Lease; other terms are defined elsewhere in this Lease:

      1. "Affiliate" means any corporation controlling, controlled by, or under common control with either Tenant or Landlord (whichever of Landlord or Tenant is being referred to in the context) within the meaning of the rules and regulations promulgated under the Securities Act of 1933, as amended.

      2. "Appurtenances" means all easements (including any rights under applicable construction, operating and/or reciprocal easements agreements) over adjoining real property, rights of way, hereditaments, interests in or to adjacent streets or alleys or other real property and all the benefits thereunto belonging and appertaining to any portion of the Land or the Improvements.

      3. "Bankruptcy Cases" means In re Levitz Furniture Incorporated et al., Case No. 97- 1842 currently pending before the United States
Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

      4. "CAM" is defined in Section 11.03.

      5. "CAM Costs" are defined in Section 11.03.

      6. "Common Area Charges" means the amount or share, if any, that a party is responsible to pay for CAM Costs as determined in Section 11.07 and Section 11.08.

      7. "Common Areas" means, with respect to any Shopping Center, all areas and facilities outside of the Demised Premises or Landlord's Buildings erected or situated on the Shopping Center designated and improved for common use, excepting (i) other tenants' pylon signs and sign panels, and (ii) loading docks; but including the following areas and facilities to the extent they exist: parking areas; access roads; entrances and driveways; lighting facilities; grass, shrubs, trees and landscaping; retaining walls; landscaped areas, passageways sidewalks and curbs (including exterior sidewalks and curbs adjacent to the buildings); culverts; retention basins and drainage facilities; directional and shopping center pylons or monuments; marking or striping of the parking areas and roadways; sewer and sewage disposal systems; water supply, electric lines, gas lines and other service and utility lines, pipes and installations of every kind and including those, if any, off the Shopping Centers servicing common areas and common facilities of the Shopping Centers, including traffic control devices within the Shopping Centers and, to the extent the owner of the Shopping Center is responsible for such devices off-site, the traffic control devices on adjacent roadways.

      8. "Covenants" means all recorded documents and/or instruments which run with any part of the Land, encumber any of the Shopping Centers or otherwise bind Landlord or Tenant and which exist as of the date of this Lease, or are otherwise agreed to by Tenant.

      9. "Demised Premises" means collectively those certain buildings or portions of buildings, as shown by outline in "red" on Exhibit "A" and located on the Fee Title Properties and the Leasehold Properties; the buildings outlined in red are the premises intended to be leased to Tenant under this Lease. Exhibit "A" shows certain portions of the Demised
Premises: (i) as shown by outline in "green" indicating that these portions are the warehouse portion of the Levitz Building; and (ii) as shown by outline in "blue", indicating that these portions are the retail portion of the Levitz Building.

      10. "Fee Title Property" means a Shopping Center owned by Landlord in fee title, as listed on Exhibit "B", and "Fee Title Properties" means each and every Fee Title Property, collectively.

      11. "Floor Area of the Demised Premises" means the aggregate gross square feet of all levels inside every Levitz Building and the other buildings, if any, within the Demised Premises, measured from the exterior surface of perimeter walls to the exterior surface of opposite perimeter walls, except if a building included within the Demised Premises shares a common wall with any Landlord's Buildings on the Shopping Center, then measured to the center of that common wall. Floor Area of the Demised Premises shall include the gross square feet of all basements, balcony or mezzanine space (other than the mezzanine space at the Redondo Beach, CA Levitz Building). Furthermore, the Floor Area of the Demised Premises shall include the entire Floor Area of the Redevelopment Properties and the five
(5) Non-Redevelopment Properties (even though Tenant may have terminated this Lease as to a portion of such Levitz Buildings pursuant to Section
2.02 and 2.03) but only until such time as the adjustment to the Floor Area of the Demised Premises is required to be made pursuant to Section 2.05. Any dispute as to the Floor Area of the Demised Premises shall be determined by arbitration pursuant to Article XXI.

      12. "Floor Area of Landlord's Buildings" means the aggregate gross square feet of all levels inside Landlord's Buildings, measured from the exterior surface of perimeter walls to the exterior surface of opposite perimeter walls except if any Landlord's Buildings share a common wall with a building included within the Demised Premises, then measured to the center of that common wall. Floor Area of Landlord's Buildings shall include the gross square feet of all basements, balcony or mezzanine space (other than the mezzanine space at the Redondo Beach, CA Building); provided, however, the Floor Area of the Landlord's Buildings shall not include any portion of the Floor Area of the Redevelopment Properties or the five (5) Non-Redevelopment Properties (even though Tenant may have terminated this Lease as to a portion of such Levitz Buildings pursuant to
Section 2.02 and 2.03), but only until such time as the adjustment to the Floor Area of the Demised Premises is required to be made pursuant to
Section 2.05. Any dispute as to the Floor Area of the Landlord's Buildings shall be determined by arbitration pursuant to Article XXI.

      13. "Improvements" means all buildings, structures and other improvements now existing or hereafter constructed on the Land and any restoration, addition to or replacement thereof (and when so referred to excludes and does not mean to include Tenant's Trade Fixtures or the Appurtenances).

      14. "Land" means the parcels of land described in Exhibit "D" attached hereto, unless otherwise herein expressly provided (and does not include the Improvements, Tenant's Trade Fixtures or the Appurtenances).

      15. "Landlord" means the owner or owners at the time in question of fee title to certain portions of the Demised Premises which Landlord owns in fee title or in other instances means the holder of a leasehold estate, as the lessee thereunder, as to other portions of the Demised Premises which constitute Leasehold Properties.

      16. "Landlord's Buildings" means any and all buildings and storerooms located within buildings in the Shopping Centers which are owned or leased by Landlord or subleased by Landlord from an Overlandlord, not including the Demised Premises and not including any buildings owned or leased by any Overlandlord, if any, within a Shopping Center, which is not leased by Landlord. The existing Landlord's Buildings are outlined in "purple" on Exhibit "A".

      17. "Landlord's Common Area Charge" is defined in Section 11.03.

      18. "Landlord's Share" means, with respect to any Shopping Center, a fraction, the numerator of which is the Floor Area of Landlord's Buildings in a particular Shopping Center and the denominator of which is the Floor Area of Landlord's Buildings in that Shopping Center plus the Floor Area of the Demised Premises in that same Shopping Center (multiplied by the amount of the item to be shared, such as CAM Costs or Impositions).

      19. "Leasehold Property" means a Shopping Center held by Landlord as the tenant under a lease or sublease, as listed on Exhibit "C", and "Leasehold Properties" means each and every Leasehold Property, collectively.

      20. "Levitz Building" means the entire store building on each Shopping Center being used at the date of this Lease, in part or in whole, for operation of a "Levitz" furniture store ("Levitz Store"), or else subject to a Space Lease.

      21. "Liquidation Value" shall mean, as to any particular portion of the Demised Premises situated in a particular Shopping Center, the liquidation value of such portion as set forth in Exhibit "E".

      22. "Market Value" shall mean, as to any particular portion of the Demised Premises situated on a particular Shopping Center, the market value of such portion as set forth in Exhibit "E".

      23. "Non-Redevelopment Properties" means the Levitz Buildings identified as such on Exhibits "B" and "C" attached hereto and made a part hereof.

      24. "Overlandlord" means the landlord under an Overlease.

      25. "Overlease" means the leases set forth on Exhibit "F", each of which has been sold and assigned by Levitz to Landlord or Landlord's Affiliate contemporaneously with the making of this Lease.

      26. "Redevelopment Properties" means the Levitz Buildings identified as such on Exhibits "B" and "C" attached hereto and made a part hereof.

      27. "Responsible Party" means the person or entity who is responsible pursuant to this Lease, at the time in question, to perform or cause to be performed the CAM tasks, if any.

      28. "Shopping Center" means any and "Shopping Centers" means all of those parcels of real estate which comprise collectively the Land, and includes all the buildings and other Improvements, if any, and the Appurtenances situated thereon. Neither the Common Areas in the Shopping Centers nor the Landlord's Buildings, if any, situated thereon, have been leased to Tenant.

      29. "Sale Order" shall mean the order of the Bankruptcy Court approving the Contract of Sale (as hereinafter defined) and the transactions therein contemplated, including this Lease, in the form attached to the Contract of Sale, with such modifications to such Sale Order as are acceptable to the Landlord in its sole discretion.

      30. "Space Leases" means those leases of space in the Shopping Centers listed on Exhibit "G", or leases, subleases, licenses or other occupancy agreements which may hereafter be entered into at any time in the future by Landlord with respect to Landlord's Buildings, or Tenant with respect to the Demised Premises, in the Shopping Centers as part of the buildings erected or to be erected thereon. Space Leases refer to all storerooms so leased other than space occupied by Levitz and used as a Levitz Store.

      31. "Tenant", unless otherwise stated in the text where the word is used, shall include Levitz Furniture Corporation and the various subsidiaries set forth on Exhibit "K" attached hereto and, subject to the provisions of this Lease, any permitted successor of Levitz Furniture Corporation and collectively shall include in addition any permitted assignee of the leasehold interest of Tenant under this Lease.

      32. "Tenant's Share" means a fraction, the numerator of which is the Floor Area of the Demised Premises located in a particular Shopping Center and the denominator of which is the Floor Area of the Demised Premises in that Shopping Center plus the Floor Area of the Landlord's Buildings in that same Shopping Center (multiplied by the amount of the item to be shared, such as CAM Costs, Impositions, etc.).

      33. "Tenant's Trade Fixtures" means items and personal property owned by Tenant or any of Tenant's subtenants located in or used in Tenant's or subtenant's furniture business operation at the Shopping Centers, such as signs (excluding pylon structures), counters, cash registers, showcases, tables, shelves, merchandise feature walls, counters, desks, metal floor racks, stockroom and shipping area shelving and fixtures, office furniture and office machines, light fixtures and alarm systems. Tenant's Trade Fixtures shall not include building or structural items, such as walls and partitions, compressors, blowers, ducts, air conditioning and heating equipment, lights or lighting fixtures, electrical and gas equipment, wiring and conduits, plumbing fixtures and pipes, carpeting or other floor coverings, dropped ceilings, or pylon structures and the like.

      34. "Total Liquidation Value" shall mean the aggregate Liquidation Value of the Demised Premises which is, from time to time, demised to Tenant under this Lease. The initial Total Liquidation Value is Sixty-Seven Million Six Hundred Fifty-Six Thousand Dollars ($67,656,000.00).

      35. "Unavoidable Delays" means delays affecting the process of construction, repair, maintenance or installations, relating to the Demised Premises or Restoration of the Improvements due to strikes, acts of God, acts of the elements, inability to obtain labor or materials, governmental restrictions, enemy action, earthquakes, civil commotion, war, unavoidable casualty or similar causes beyond the reasonable control of Tenant, but Unavoidable Delays shall not apply to or excuse or delay payment of any sums payable by Tenant hereunder. No delay arising as a result of the financial inability of Tenant to pay Rent or other sums payable by Tenant hereunder or to provide insurance coverage or relating to the business operations of Tenant shall be deemed an Unavoidable Delay. As to any obligation under this Lease by Landlord to pay money, Unavoidable Delay shall not apply to or excuse or delay such payment.

                                WITNESSETH:

      In consideration of the mutual covenants and agreements hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Demised Premises, together with a non-exclusive right for Tenant's benefit and the benefit of Tenant's employees, customers, agents, licensees, concessionees and invitees to use, with Landlord and all other occupants of the Shopping Centers, if any, and all other permittees of Landlord, the Common Areas and all easements, rights and privileges and amenities otherwise appurtenant to the Shopping Centers (see also Sections
6.03 and 11.10), SUBJECT TO all matters of every kind and nature which now affect any portion of the Demised Premises, including, matters affecting the title to any portion of the Demised Premises, whether or not of record; building code violations or violation of any statute, law or ordinance; any state of facts an accurate survey of the Demised Premises would disclose; the physical condition or environmental conditions of or at any portion of the Demised Premises; existing and future zoning laws, building codes and other laws; the rights and interests of persons in possession, Covenants, Overleases and REAs (as hereinafter defined).

      Landlord and Tenant hereby covenant and agree as follows:


                                 ARTICLE I

    Condition of Demised Premises; Tenant's Representations and Warranties

      Section 1.01. As a material inducement to Landlord in consummating this transaction, including acquiring Tenant's interest in the Shopping Centers pursuant to the Contract of Sale and the making of this Lease, Tenant hereby represents and warrants to Landlord that Tenant is fully acquainted with the nature and condition, in all respects, of the Demised Premises and the Shopping Centers and each portion or part thereof, or to the extent not so actually acquainted has had opportunity to become familiar with all such conditions including the state of the title thereto, the soil and geology thereof, the manner of construction and the physical condition and state of repair or lack of repair of the Land (which includes both the surface and subsurface) and the Improvements (which includes all improvements to the Demised Premises and the Shopping Centers of every nature including inside the existing buildings and the roofs and the structures thereof), and the nature and extent of the rights of others (if any) with respect thereto, whether by way of easement, right of way, lease, possession, lien, encumbrance, license, reservation, condition or otherwise. Tenant accepts the Demised Premises and the use of each Shopping Center's Common Areas and each part and component thereof "AS IS" and "WHERE IS" and "WITH ALL FAULTS", whether patent or latent. Landlord in fact has not made and does not make any representations or warranties whatsoever to Tenant in this Lease with respect to the condition of the Demised Premises or title or any matters or things pertaining thereto, express or implied, and Tenant hereby acknowledges that fact and waives any and all rights and claims to the contrary. All indemnities and other post-closing obligations of Tenant made or undertaken by Tenant, as seller, to Landlord, as purchaser, in the contract of sale which was executed on April 20, 1999 (the "Contract of Sale") shall be, and hereby are, incorporated by reference in this Section 1.01, and Tenant agrees that any breach by Tenant, as the seller, of any of said indemnities or other post-closing obligations shall automatically be deemed and shall constitute a default by Tenant under this Lease as a breach and default of such indemnities or other post-closing obligations made or undertaken to Landlord in this Lease, and Landlord shall have all rights and remedies hereunder and under the Contract of Sale with respect to such default in addition to, and not in exclusion of, all other rights or remedies available in law or in equity. The breach of any representation, warranty, covenant, indemnity or other post-closing obligation made or undertaken by Landlord, as purchaser in the Contract of Sale, shall not in any event permit Tenant to terminate this Lease or reduce the Basic Rent, additional rent or other payments to be made by Tenant under this Lease or diminish Tenant's other obligations, provided, however, in the event of a Landlord default of the same, Tenant shall be permitted to offset against the Basic Rent the amount of any final and unappealable money judgment Tenant obtains based on Landlord's default if Landlord does not pay such judgment within ten (10) days after the judgment becomes final and unappealable.

      Section 1.02. If the Demised Premises or portions thereof either at the date of this Lease or, if agreed to by Tenant or done with Tenant's written consent or done pursuant to this Lease, in the future are the subject of (i) any Covenants, agreements, tenancies, subtenancies, licenses, occupancies or rights of others which apply to or relate to the use, operation, maintenance, repair, construction or relate to any other aspect of the Demised Premises or any portion thereof (including the Overleases, Collateral Leases, occupancy agreements or utility easements), or (ii) any construction, operating and reciprocal easement agreements or other easement agreements in favor of an owner of adjoining property or to which Tenant is a party or which is binding on Tenant or which is a matter of public record affecting the Demised Premises or any part thereof, or any similar agreements, (hereinafter referred to as "REAs"), Tenant hereby assumes and agrees to perform and discharge, subject to reimbursement by Landlord in certain instances pursuant to the provisions contained in this Lease, any and all obligations with respect to all of the same (including also for example Tenant's status as a sublandlord under a sublease) and with respect to any and all matters affecting the Demised Premises or the title thereof, which Landlord herein might otherwise be obligated to observe, do, perform, or discharge by reason of the ownership of the Demised Premises by Landlord to the extent that the same are in existence as of the date of this Lease or are hereafter agreed to by Tenant or are otherwise permitted hereunder; provided, however, a default by Tenant as landlord or sublandlord under a Collateral Lease or license agreement with a concessionaire shall not, in and of itself, constitute an Event of Default hereunder. Notwithstanding the foregoing, Landlord reserves all comment and approval rights and all demand and request rights under all REAs and Title Agreements (as hereinafter defined) and Tenant shall not have any such rights thereunder. If any other party to an REA or other Title Agreement affecting the Demised Premises requests the consent of Landlord to any matter requiring its consent thereunder and Landlord shall in good faith determine that it is not required to grant its consent thereto, then Landlord shall not grant its consent thereto without the prior written consent of Tenant, which Tenant agrees not to unreasonably withhold, condition or delay (and Tenant shall be deemed to have granted its consent if Tenant shall fail to reply to a written request for such consent prior to the earlier of: (i) the date Landlord is required to reply under such REA or Title Agreement; or (ii) ten (10) days after Landlord shall have requested Tenant's consent). Nothing contained herein shall require Landlord to grant its consent to any matter under any REA or Title Agreement. Landlord shall not modify or amend any REA or Title Agreement in any manner which adversely impairs or affects the Demised Premises or their value or use, without Tenant's consent. If the REA and this Lease express in the respective documents different obligations concerning the same subject matter, the greater obligations shall be observed by Tenant.

      In any case where an Overlease or other document provides that notwithstanding Tenant's transfer and sale of its leasehold interest in a Shopping Center, if Tenant leases or subleases back the Levitz Building and continues in possession, Tenant shall continue to be the only party recognized as the tenant under the Overlease, then for so long as such limitation is applicable (but without intending herein to concede or agree that this Lease or Landlord's transaction with Tenant falls within the intended category in such Overlease), Tenant agrees to follow Landlord's directions and not act without Landlord's written consent in any dealings with the Overlandlord or any other party to the document.

      Section 1.03. In order to induce Landlord to enter into the transaction herein set forth, Tenant covenants, represents and warrants to Landlord the following, all of which shall be required to be true and correct in all material respects on and as of the date of this Lease (except with respect to matters disclosed in writing to Landlord and its attorneys and attached to the Contract of Sale):

            a. Tenant: (i) is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified as a foreign corporation and in good standing in each jurisdiction where the Demised Premises is located; and (ii) has the requisite corporate power and authority and the legal right to enter into this Lease.

            b. The execution, delivery and performance by Tenant of this Lease are within the corporate powers of Tenant, have been duly authorized by all necessary corporate action and have been approved by the Bankruptcy Court, and do not (A) contravene the charter or by-laws of Tenant, (B) to Tenant's best knowledge, violate any law (including the Securities Exchange Act of 1934) or regulation, or any order or decree of any court or governmental instrumentality, (C) conflict with or result in a breach of, or constitute a default under (except to the extent waived by any lender), any material indenture, loan agreement, mortgage or deed of trust or any material lease, agreement or other instrument binding on Tenant or any of its properties, or (D) result in or require the creation or imposition of any lien upon any of the property of Tenant. This Lease has been duly executed and delivered by Tenant and each person who is a signatory to this Lease has full power and authority to bind Tenant. This Lease is, when delivered, a legal, valid and binding obligation of Tenant, enforceable against Tenant in accordance with its terms.

            c. No consent from any person or entity is required as a condition to the execution and delivery of this Lease, or any other document or instrument to be executed and delivered by any Tenant pursuant to the terms hereof, or the performance by Tenant hereunder, or under any of the other documents or instruments to be executed and delivered by any Tenant hereunder.

            d. Tenant has been represented by counsel in connection with the negotiation and drafting of this Lease and all related agreements, and Tenant has undertaken its own independent investigation and review and, based upon such investigation and review, and based on Tenant's current financial condition and its business plan, has determined in the exercise of its business judgment that the transactions contemplated in this Lease are fair and are in the best interests of Tenant and its shareholders and creditors.

            e. Except as set forth in the Contract of Sale, Tenant has not received written notice from any governmental authority, mortgagee, tenant, insurer or other party with respect to any of the Shopping Centers: (i) that either the Shopping Centers or the use or operation of the improvements thereon is currently in violation of any zoning, environmental or other land use regulations; (ii) that Tenant is currently in violation or with the passage of time will be in material violation of the requirements of any ordinance, law or regulation or order of any government or any agency, body or subdivision thereof (including the local building department) or the requirements of any insurance carrier of Tenant respecting the Shopping Centers or Board of Fire Underwriters affecting any of the Shopping Centers, or that any investigation has been commenced, or is contemplated, regarding any such possible violation; or (iii) asserting that Tenant is required to perform work at any Shopping Center and to Tenant's knowledge no such notice has been issued.

            f. Except as set forth in the Contract of Sale, there is no pending material litigation brought by or against Tenant affecting any Shopping Center (including the Overleases and the Space Leases) or the operation of any Shopping Center. Tenant has no knowledge of any other such threatened material litigation which affects any Shopping Center. The provisions of this paragraph shall not apply to any litigation involving personal injury or property damage that is fully covered by Tenant's liability insurance.

            g. The Space Leases described in Exhibit "G" comprise all the Space Leases presently existing for any Shopping Center and each is in full force and effect; no Space Lease has been modified or supplemented except (if at all) as set forth in Exhibit "G"; Tenant has delivered to Landlord true, correct and complete copies of each instrument constituting any Space Lease; no rent has been paid more than one month in advance by any tenant, and no tenant is entitled to any current defense, credit, allowance or offset against rental; the information set forth in Exhibit "G" is true, correct and complete. To Tenant's knowledge, there is no default of either landlord or any default of tenant under any of the Space Leases, and to Tenant's knowledge, no state of facts which with notice and/or the passage of time would ripen into a default. No work or installations are required of Tenant under any Space Lease, and Tenant has fully completed all tenant improvements specified in any Space Lease to be the responsibility of the landlord and has paid all tenant construction allowances. There are no leasing commissions due nor will any become due in connection with any Space Lease, or the renewal thereof and no understanding or agreement exists in regard to payment of any leasing commissions or fees for future Space Leases. No Space Lease tenant is entitled to any free rent in lieu of a tenant improvement allowance or otherwise. To Tenant's knowledge, Tenant has no obligations with respect to contributing for or paying dues or charges to a tenant's merchant's association.

            h. To Tenant's knowledge, there is no default by any party under any REA, Covenants or other agreement of record affecting any Shopping Center (collectively the "Title Agreements"), and no state of facts which with notice or the passage of time would constitute such a default. In amplification of the foregoing, to Tenant's knowledge, it has paid all amounts, satisfactorily performed all work, and otherwise complied with all provisions required to be paid, performed or complied with by the owner (or occupant) of all of the Shopping Centers under all Title Agreements. Tenant has delivered or caused to be delivered to Landlord true, correct and complete copies of each instrument constituting any Title Agreement.

            i. There are not now any agreements or understandings relating to any Shopping Center which would be binding on Landlord, except for Title Agreements, Overleases, and Space Leases.

            j. To Tenant's best knowledge, all permits and authorizations necessary with respect to the Shopping Centers for their use, operation and occupancy are now in effect.

            k. Tenant has no knowledge of any structural defects in the improvements situated upon any Shopping Center. The heating and air conditioning, plumbing, electrical and drainage systems at or serving each Shopping Center and all facilities and equipment relating thereto are in good condition and working order, and roofs are free of leaks; except to the extent any such system or roof problem would not materially impair normal store operation.

            l. To Tenant's best knowledge, there is presently adequate parking at each Shopping Center to comply with the requirements of all of the Space Leases, Title Agreements and the applicable zoning laws (both individually and in the aggregate).

            m. Each Shopping Center has adequate drainage systems and easements in place so that water freely runs off it and does not pool or collect on any portion thereof in a manner that would materially impair the operation of the store on the Shopping Center; and such run-off does not violate the rights of any owners of adjacent property.

            n. To Tenant's best knowledge, all construction and/or maintenance work required by the terms of any Overlease, Space Lease, or Title Agreement, or by any building, zoning or other law, ordinance or regulation affecting any Shopping Center, including any roadway and utility line construction on the Shopping Centers and/or adjacent property, has been completed and there are and will be no charges, liens or assessments against any Shopping Center or Landlord for any of same.

            o. Tenant knows of no pending or threatened eminent domain proceedings against or affecting any Shopping Center.

            p. The Overleases described in Exhibit "F" comprise all the Overleases presently existing for any of the Shopping Centers and each is in full force and effect; no Overlease has been modified or supplemented, except (if at all) as set forth on Exhibit "F"; Tenant has delivered to Landlord true, correct and complete copies of each instrument constituting any Overlease; no rent has been paid more than one (1) month in advance by Tenant, and all rent and/or additional rent due to date under any Overlease has been paid; the information set forth in Exhibit "F" is true, correct and complete. To Tenant's knowledge, there is no default of either the landlord or any material default of Tenant under any of the Overleases, and to Tenant's knowledge, no state of facts exists which with notice and/or the passage of time would ripen into a material default other than as stated in the Sale Order. No work or installations are required of Tenant except as specified (if at all) in the Overleases, and in any case Tenant has fully completed all improvements specified in any Overlease to be the responsibility of the tenant. There are no leasing commissions due nor will any become due by Landlord or Tenant in connection with any Overlease. To Tenant's knowledge, Tenant has no obligations with respect to contributing for or paying dues or charges to a tenant's merchant's association.

            q. Except as otherwise disclosed in written reports delivered to Landlord prior to the date hereof by Tenant or by Tenant's environmental consultants and noted on Exhibit "I", as of the date of this Lease all Shopping Centers are in compliance with and do not violate any provisions of the Environmental Laws (as hereinafter defined); and that Tenant has never used the Shopping Centers for the dumping or storage of any Hazardous Substances and knows of no such use by any other party and that there does not exist on, in or under any Shopping Center any Hazardous Substances except for Hazardous Substances existing on the Shopping Centers that are used in the ordinary course of business of Tenant and are not in violation of any Environmental Laws.

      All representations of Tenant set forth in this Section 1.03 are made to the "best of Tenant's knowledge," which phrase shall mean the collective actual knowledge of: (a) Michael McCreery (Tenant's VP & CFO); (b) Edward Zimmer (Tenant's General Counsel); and (c) Ronald Barr (Tenant's in-house architect).


                                 ARTICLE II

                                    Term

      Section 2.01. The term of this Lease commences on the date hereof ("Commencement Date") and unless sooner terminated under any provision of this Lease, shall expire on the last day of the month in which the twentieth (20th) anniversary of the Commencement Date occurs (the "Initial Term"), subject to Tenant's rights of extension as provided in Article XXV.

      Section 2.02. (a) Subject to the provisions of Section 2.02(b), and provided no Event of Default then exists, this Lease shall terminate solely as to the warehouse portion of all Redevelopment Properties and the Paramus, NJ Levitz Building on the earlier of the following dates ("Warehouse Termination Date"): (a) the date Tenant surrenders and vacates the warehouse portion of such Redevelopment Properties; or (b) August 31, 1999 (as to the Paramus, NJ Levitz Building and the Redevelopment Properties located at Minneapolis, MN, Hartford, CT, Redondo Beach, CA, San Francisco, CA, Lynnwood, WA and Roosevelt Field, NY), October 31, 1999 (as to the Redevelopment Property located at Modesto, CA), November 30, 1999 (as to the Redevelopment Property located at Cherry Hill, NJ) and May 31, 2001 (as to the Redevelopment Property located at Oxnard, CA); and this Lease shall remain in full force and effect as to the remaining portions of the Demised Premises.

            (b) Provided no Event of Default then exists, Tenant may, on one or more occasions, elect to terminate this Lease with respect to the retail and/or warehouse portions of the Redevelopment Properties located at Portland, OR and Fresno, CA, and all, but not less than all, of the Redevelopment Properties located at Woodbridge, NJ and Lynnwood, WA (each, a "Group 1 Redevelopment Property" and collectively, the "Group 1 Redevelopment Properties"); provided, however, Tenant's right to terminate this Lease with respect to all (in the case of Woodbridge, NJ and Lynnwood, WA) or such retail and/or warehouse portions (in the case of Portland, OR and Fresno, CA) of such Group 1 Redevelopment Property shall expire, if not sooner exercised, on the second (2nd) anniversary of the Commencement Date (such two (2) year period being hereinafter referred to as the "Optional Termination Period"); and this Lease shall remain in full force and effect as to the remaining portions of the Demised Premises. In each instance where Tenant desires to exercise the aforesaid termination right, Tenant shall give Landlord irrevocable written notice of termination on or before the earlier of: (i) a date which is at least three hundred sixty-five (365) days prior to the date Tenant vacates and surrenders all (in the case of Woodbridge, NJ and Lynnwood, WA) or such retail and/or warehouse portion (in the case of Portland, OR and Fresno, CA) of such Group 1 Redevelopment Property; or (ii) the last day of the Optional Termination Period. If Tenant does not: (A) timely provide the aforesaid termination notice; or
(B) vacate and surrender all (in the case of Woodbridge, NJ and Lynnwood, WA) or the warehouse portion (in the case of Portland, OR and Fresno, CA) of such Group 1 Redevelopment Property prior to the third (3rd) anniversary of the Commencement Date; then this Lease shall not terminate as to such Group 1 Redevelopment Property and the annual Basic Rent with respect to such Group 1 Redevelopment Property shall increase to a market rent equal to the product of: (I) the Market Value of such Group 1 Redevelopment Property; and (II) ten and three-quarters percent (10.75%). Commencing on the first day of the sixth year of the term of this Lease, and on every fifth anniversary of such date thereafter during the initial term of this Lease or any extension thereof, annual Basic Rent paid pursuant to the prior sentence shall increase by five percent (5%) of the annual Basic Rent paid pursuant to the prior sentence during the immediately preceding twelve
(12) month period.

            (c) Notwithstanding the fact that this Lease shall have terminated with respect to the warehouse or retail portion of a Redevelopment Property, there shall be no reduction to: (i) the Basic Rent, Impositions, or rents and other payments pursuant to the Overleases and REAs, and property and liability insurance required by Article V, until the Tenant entirely vacates and surrenders the entire Redevelopment Property; or (ii) Tenant's Share of CAM Costs (as distinguished from Impositions, rents and other payments pursuant to the Overleases and REAs, and property and liability insurance required by Article V), until Landlord shall have entered into a binding lease for all or any portion of such warehouse portion of such Redevelopment Property and the tenant under such new lease has commenced occupancy of same for the regular conduct of its business (as distinguished from occupancy during any tenant fit-out period, such tenant fit-out period not to exceed six (6) months); and all such adjustments shall be calculated in accordance with Section 2.05 below.

            (d) In connection with the termination of this Lease with respect to the warehouse portions of the San Francisco, CA, Lynnwood, WA, Roosevelt Field, NY and Modesto, CA Redevelopment Properties, Tenant shall use its bests efforts to reconfigure the portion of the Demised Premises located at each such Redevelopment Property which is currently used as warehouse, customer service and pick-up and loading areas in a manner which maximizes the frontage, gross leasable area and value of the warehouse portion of such Redevelopment Property with respect to which this Lease has been terminated. For example, Tenant shall not locate or relocate its retail, warehouse, customer service and pick-up and loading areas at each such Redevelopment Property within the "No Build Area" identified on Exhibit "A", unless the local municipality prohibits the Tenant from locating or relocating such areas anywhere else at such Redevelopment Property.

      Section 2.03. Provided no Event of Default then exists, this Lease shall terminate solely as to the portion of the Demised Premises comprised of the following (each, a "Group 2 Redevelopment Property" and collectively, the "Group 2 Redevelopment Properties"): (a) the balance of the space in the Redevelopment Properties located at Cherry Hill, NJ (the "Cherry Hill Property"), Hartford, CT, Oxnard, CA and one (1) other Levitz Building to be identified by Tenant (other than the Paramus, NJ or La Puente, CA Levitz Buildings) (the "Additional Building"); and (b) the warehouse portion of the Redevelopment Property located at Northridge, CA and at least seventy-five thousand (75,000) square feet of contiguous usable space at one (1) other Levitz Building (other than the Paramus, NJ or La Puente, CA Levitz Buildings) (the "Additional Space"); such termination to occur as to any particular Group 2 Redevelopment Property on the earlier of the following dates (the "Final Termination Date"): (x) the date Tenant vacates and surrenders such Group 2 Redevelopment Property; or
(y) the end of the Optional Termination Period; and this Lease shall remain in full force and effect as to the remaining portions of the Demised Premises. Notwithstanding the foregoing, if Landlord does not acquire fee simple title to the Cherry Hill Property prior to the date Tenant desires to vacate and surrender the Cherry Hill Property, then this Lease shall not terminate as to the balance of the space in the Cherry Hill Property, nor shall Tenant have any right to vacate the Cherry Hill Property until the end of the basic term of the Overlease for the Cherry Hill Property (to wit: December 5, 2002). The Additional Building shall be identified by Tenant by written notice to Landlord given not later than December 31, 1999. The Additional Space shall be identified by Tenant by written notice to Landlord given not later than the date which is five hundred forty (540) days after the date of this Lease (to wit: November 29, 2000). Any reduction in the Basic Rent or Tenant's Share of CAM Costs, Impositions, rents and other payments pursuant to the Overleases and REAs, and property and liability insurance required by Article V, shall be calculated in accordance with Section 2.05 below.

      Section 2.04. Provided no Event of Default then exists, Tenant may, on one or more occasions, elect to terminate this Lease solely as to: (a) the portion of the Demised Premises comprised of the Redevelopment Properties located at Burnsville, MN, Redondo Beach, CA, San Francisco, CA, Roosevelt Field, NJ, Modesto, CA and Lynnwood, WA (each, a "Group 3 Redevelopment Property" and collectively, the "Group 3 Redevelopment Properties"); and (b) all, but not less than all, of the space in the Levitz Buildings located at not more than five (5) Non- Redevelopment Properties (other than the Paramus, NJ or La Puente, CA Levitz Buildings); and this Lease shall remain in full force and effect as to the remaining portions of the Demised Premises. In each instance where Tenant desires to exercise its termination right as to the balance of the space in the Group 3 Redevelopment Properties, Tenant shall give Landlord irrevocable written notice of termination on or before the earlier of: (i) a date which is at least three hundred sixty-five (365) days prior to the date Tenant vacates and surrenders the particular Group 3 Redevelopment Property; or (ii) the last day of the Optional Termination Period. In each instance where Tenant desires to exercise its termination right as to the balance of the space in one or more of the five (5) Non-Redevelopment Properties, Tenant shall give Landlord irrevocable written notice of termination at least five hundred forty (540) days prior to the date Tenant vacates and surrenders the particular Non-Redevelopment Property, and in no event later than five hundred forty (540) days after the date of this Lease (to wit: November 29, 2000). Any reduction to the Basic Rent or Tenant's Share of CAM Costs, Impositions, rents and other payments pursuant to the Overleases and REAs, and property and liability insurance required by Article V, shall be calculated in accordance with Section 2.05 below.

      Section 2.05. If this Lease shall have terminated only with respect to either the warehouse portion or retail portion of a Redevelopment Property pursuant to Sections 2.02 or 2.03 (as distinguished from a termination of this Lease as to both the warehouse and retail portions of such Redevelopment Property) and Landlord thereafter enters into a binding lease for all or any portion of such warehouse portion or retail portion of such Redevelopment Property, then commencing with the first day of the first (1st) full month following the date the tenant under such new lease has commenced occupancy of such warehouse or retail portion of such Redevelopment Property for the regular conduct of its business (as distinguished from occupancy during any tenant fit-out period, such fit out period not to exceed six (6) months), the Floor Area so leased to such new tenant shall be excluded from the Demised Premises and included as part of Landlord's Buildings for purposes of calculating Tenant's Share and Landlord's Share of CAM Costs (as distinguished from Impositions, rents and other payments pursuant to the Overleases and REAs, and property and liability insurance required by Article V). Commencing with the first (1st) day of the first (1st) full month following the date Tenant entirely (as distinguished from partially) vacates one (1) or more of the five (5) Non-Redevelopment Properties with respect to which this Lease has been terminated pursuant to Section 2.04: (a) Floor Area of such vacated Non-Redevelopment Property shall be excluded from the Demised Premises and included as part of Landlord's Buildings for purposes of calculating Tenant's Share and Landlord's Share of CAM Costs, Impositions, rents and other payments pursuant to the Overleases and REAs, and property and liability insurance required by Article V; and (b) the annual Basic Rent shall be reduced in an amount equal to the product of the annual Basic Rent multiplied by a fraction, the numerator of which is the Liquidation Value of the Non-Redevelopment Property with respect to which this Lease has been terminated and the denominator of which is the Total Liquidation Value. Except as set forth in the last sentence of Section 2.02(b), commencing with the first (1st) day of the fourth (4th) full month following the date Tenant entirely (as distinguished from partially) vacates a Redevelopment Property with respect to which this Lease has been terminated pursuant to Sections 2.02, 2.03 or 2.04: (a) Floor Area of such vacated Redevelopment Property shall be excluded from the Demised Premises and included as part of Landlord's Buildings for purposes of calculating Tenant's Share and Landlord's Share of CAM Costs, Impositions, rents and other payments pursuant to the Overleases and REAs, and property and liability insurance required by Article V; and (b) the annual Basic Rent shall be reduced in an amount equal to the product of the annual Basic Rent multiplied by a fraction, the numerator of which is the Liquidation Value of the Redevelopment Property with respect to which this Lease has been terminated and the denominator of which is the Total Liquidation Value. For example, if Tenant vacates and surrenders the warehouse portion of the Northridge, CA Redevelopment Property and five (5) months thereafter, Landlord leases 100,000 square feet of the warehouse, then commencing on the date the new warehouse tenant takes occupancy for the regular conduct of its business (as distinguished from occupancy during any tenant fit-out period, such fit out period not to exceed six (6) months), 100,000 square feet shall be excluded from the Floor Area of the Demised Premises and included in the Floor Area of Landlord's Buildings solely for purposes of determining Tenant's Share and Landlord's Share of CAM Costs. If the Lease is terminated solely with respect to the Fresno, CA Levitz Building, then commencing with the first day of the fourth (4th) full month following the date Tenant fully vacates and surrenders the Fresno, CA Levitz Building:
(a) 123,926 square feet shall be excluded from the Demised Premises and included as part of Landlord's Buildings for purposes of calculating Tenant's Share and Landlord's Share of CAM Costs, Impositions, rents and other payments pursuant to the Overleases and REAs, and property and liability insurance required by Article V; and (b) the annual Basic Rent shall be reduced by $109,865 (i.e. $7,273,020 x $1,022,000 / $67,656,000).
If the Lease is thereafter terminated solely with respect to the Mesa, AZ Levitz Building, then commencing with the first day of the fourth (4th) full month following the date Tenant vacates and surrenders the Mesa, AZ Levitz Building: (a) 149,882 square feet shall be excluded from the Demised Premises and included as part of Landlord's Buildings for purposes of calculating Tenant's Share and Landlord's Share of CAM Costs, Impositions, rents and other payments pursuant to all the Overleases and REAs, property and liability insurance required by Article V; and (b) the annual Basic Rent shall be reduced by $208,120 (i.e. $7,163,155 x $1,936,000 /
$66,634,000).

      Section 2.06. Except as expressly provided in Sections 2.02, 2.03, 2.04, 16.04, 18.02 and 25.01 (last paragraph), Tenant has no right and will have no right either to terminate this Lease, or to quit or surrender the leasehold estate hereby created or all or any part of the Demised Premises, or to be released, relieved or discharged from the payment of Basic Rent or any obligation or liability under this Lease for any reason, including if the Demised Premises is subject to any damage to or destruction of all or any part of the Improvements, or any interference with the use or possession of all or any part of the Demised Premises, or the occurrence of any act which renders the performance by Landlord or Tenant impossible or which frustrates the use of the Demised Premises for any purpose, or any force majeure, or any action or threatened action of any court, administrative agency or other governmental authority.

      Section 2.07. In any case where this Lease shall have terminated as to a portion of a Levitz Building and such portion thereby becomes part of Landlord's Buildings, Tenant shall deliver to Landlord a floor plan of the Levitz Building, which floor plan shall differentiate between the Demised Premises and the Landlord Building, identify all existing and proposed demising walls, entrances and exits relating thereto, loading dock facilities and such other matters as may be requested by Landlord and which are reasonable under the circumstances. Tenant shall bear the cost of separately demising the portion of the Levitz Building that continues to be part of the Demised Premises from the portion that has become part of Landlord's Buildings, including the cost to separate utilities, electric, HVAC, plumbing, fire sprinklers and other mechanical, life, safety or building systems, such work to be performed in accordance with all applicable laws. Each of the parties hereto agrees to cooperate with the other party hereto to grant all easements in, over, upon and through the portion of the Levitz Building that may be reasonably necessary to assure that such party and its tenants have a commercially reasonable means of ingress and egress to the Landlord's Building or the Demised Premises, as the case may be, including access to all utilities, loading docks and trash compacting areas, provided that no such easements shall interfere in any material respect with Tenant's or Landlord use or business or the size of the Demised Premises or Landlord's Building, as the case may be. If
Landlord demands that Tenant perform the work described in the first sentence of this Section, then Tenant shall complete such work upon the earlier to occur of: (a) five hundred forty (540) days after the date of this Lease (to wit: November 29, 2000); (b) sixty (60) days after the date Landlord provides Tenant with written notice of a proposed tenant or subtenant for such space; or (c) as may be required by applicable law.


                                ARTICLE III

                     Basic Rent; Other Rent; Net Lease

      Section 3.01. In addition to all other payments to be made by Tenant under this Lease, Tenant shall pay to Landlord in lawful money of the United States commencing on the date of this Lease and throughout the Initial Term, as net basic rent for each year during the Initial Term the following rent, payable in equal monthly installments in advance (the "Basic Rent"), subject to any adjustment that may be necessary pursuant to Sections 2.02, 2.04, 2.05, 3.04 or as elsewhere expressly provided in this
Lease:

       Years          Annual Basic Rent          Monthly Basic Rent
       -----          -----------------          ------------------
       1-5            $7,273,020.00              $606,085.00
       6-10           $7,636,671.00              $636,389.25
       11-15          $8,018,505.00              $668,208.75
       16-20          $8,419,430.00              $701,619.17

In the Extended Terms, the Basic Rent shall be the amounts provided for in
Article XXV. All Basic Rent shall be paid on the twenty-fifth (25th) day of each month prior to the month for which the Basic Rent is due; prorated, however, for any partial month within which the Commencement Date occurs. Tenant agrees to make payments of Basic Rent to Landlord by wire transfer of immediately available Federal funds to a separate bank account at bank designated by Landlord from time to time, such account to bear interest at the bank's usual rate for such accounts. Landlord shall have the sole title and possession of the payments and when the Basic Rent is paid to Landlord it shall not be an asset of Tenant, but until an Event of Default occurs, between the date such Basic Rent is paid and the first (1st) day of the month for which the Basic Rent is due, Landlord shall keep the payment of Basic Rent in the aforesaid bank account, separate from Landlord's other business accounts, and the interest earned on the funds in the separate bank account shall be paid to Tenant annually or credited towards the Rent coming due hereunder, as Landlord shall determine in its sole and absolute discretion. Landlord shall send Tenant appropriate information showing the interest earned from time to time.

      Section 3.02. It is the purpose and intent of both Landlord and Tenant that this Lease is and shall always be an absolutely "net" lease for Landlord and that all the Basic Rent payable hereunder shall be net to Landlord and paid without any abatements, deferral, reduction, set-off, counterclaim, defense or deduction whatsoever, so that this Lease shall yield to Landlord the Basic Rent and all additional rent free of all costs, expenses and charges of every kind and nature relating to the Demised Premises which may be attributed to or become due during the term of this Lease (except as expressly provided otherwise in this Lease in Article IV); all such costs, expenses and charges shall be paid by Tenant, and Tenant agrees that Landlord shall be defended, indemnified and saved harmless by Tenant from and against the same.

      Section 3.03. Subject to certain Landlord reimbursement obligations under Sections 4.09, 5.13, 11.03, 11.08 and 11.13, Tenant will also pay, as additional rent, all Impositions (defined in Article IV), CAM Costs, all rents and other payments pursuant to all the Overleases, all payments pursuant to the REAs, and Tenant will pay cleanup costs for remediation of any environmental condition or other payments arising out of Article XXVI (Hazardous Substances), and all other costs, expenses and other payments which Tenant in any of the provisions of this Lease is required to pay or has assumed or agreed to pay. All of such sums, Impositions, CAM Costs, costs, expenses and other payments, including Basic Rent, shall be deemed to be collectively included in the definition of "Rent."

      Section 3.04. If funds in the Purchase Price Adjustment Account (as defined in the Contract of Sale) are paid to Tenant, then commencing January 1, 2000, the annual Basic Rent shall be increased by an amount equal to the product of: (a) the funds so disbursed from the Purchase Price Adjustment Account (including all interest earned thereon); and (b) ten and three-quarters percent (10.75%). Commencing on the first day of the sixth year of the term of this Lease, and on every fifth anniversary of such date thereafter during the initial term of this Lease or any extension thereof, annual Basic Rent paid pursuant to this Section shall increase by five percent (5%) of the annual Basic Rent paid pursuant to this Section during the immediately preceding twelve (12) month period.


                                 ARTICLE IV

                                Impositions

      Section 4.01. Subject to the provisions of this Article IV, Tenant agrees to pay, as additional rent, prior to delinquency and before any fine, penalty, interest or cost may be added for the non-payment thereof, but subject to certain reimbursement by Landlord pursuant to Section 4.09, all taxes, assessments, excises, levies, license and permit fees, water and sewer rents, rates and charges, transit taxes, charges for public utilities (whether governmental or nongovernmental), and all other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever; including assessments for public improvements or benefits, which at any time prior to or during the term of this Lease are laid, assessed, levied, confirmed, imposed upon, or become due and payable out of or in respect of, or become a lien on: (i) the Shopping Centers or any part thereof or any personal property, equipment or other facility located thereon or used in the operation thereof (other than Landlord's personal property in Landlord's Buildings); or (ii) rent, income or other payments received from the Shopping Centers by Tenant or anyone claiming by, through or under Tenant; or (iii) any use, occupancy or operation of the Shopping Centers or any rights, obligations, easements and franchises as may now or hereafter be appurtenant or appertain to the Shopping Centers; or (iv) this transaction or any document to which Tenant is a party creating or transferring an estate or interest in the Shopping Center (provided, however, any subsequent conveyance by Landlord of Landlord's interest in the Demised Premises or this Lease as to which a transfer tax is imposed shall not be payable by Tenant); or (v) the Rent payable hereunder to Landlord or as to any payments payable by Tenant to any third party, as for example, any tax payable in any State similar to the Florida sales tax on rents or the Philadelphia, Pennsylvania business tax on gross receipts; or (vi) any tax, license fee or levy on a tenant's use and/or occupancy or on a Tenant's leasehold interest, such as in Philadelphia, Pennsylvania (all of which taxes, assessments, water and sewer rents, rates and charges, transit taxes, charges for public utilities, excises, levies, license fees and other governmental charges described in the preceding portion of this Section 4.01 are hereinafter collectively referred to as "Impositions" or singly as an "Imposition"). Any Imposition relating to a fiscal period of the taxing authority encompassing a period after the end of this Lease a part of which period is included within the term of this Lease shall be adjusted as between Landlord and Tenant as of the expiration of the term of this Lease by effluxion; Landlord shall pay the portion of Impositions attributable to any period subsequent to the expiration by effluxion of the term of this Lease, and Tenant shall pay the portion attributable to any period during the term of this Lease; provided that to the extent any Impositions for the payment of which Tenant is liable under clause (v) hereinabove is measured by Landlord's income, Tenant's liability therefor shall be computed on the assumption that Landlord has no property other than the applicable Shopping Center subject to such Imposition and no income other than the income from the applicable Shopping Center.

      Notwithstanding the foregoing definition, but subject to Article II, the expression "Impositions" which Tenant shall be liable to pay under this Lease shall not include the Impositions on any Landlord's Building if it is being assessed and taxed as a separate and independent tax lot by the taxing authorities at the date of this Lease or which is so taxed in the future resulting from an application by Landlord for a separate tax subdivision and as a separate and independent tax parcel.

      Section 4.02. Nothing herein contained shall require Tenant to pay municipal, state or federal income taxes imposed on Landlord in respect of Landlord's income or in respect of any federal or state estate tax, succession tax, inheritance tax or (other than as stated in clause (iv) in Section 4.01) transfer taxes of Landlord, or corporation franchise taxes imposed upon any corporate owner of Landlord's interest in the Demised Premises or the Shopping Centers; provided, however, that if at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term of this Lease shall be altered so that in lieu of or substitute for or a recharacterization of the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate (including by imposition of new taxes), there shall be imposed, (i) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received from the Demised Premises, or (ii) a tax, assessment, levy, imposition or charge measured by or based in whole or in part upon the income from the Demised Premises, or (iii) a license fee measured by the rent payable under this Lease, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based, shall be deemed to be included within "Impositions", and Tenant shall pay and discharge the same as herein provided in respect of the payment of Impositions; provided, however, that to the extent any Impositions for the payment of which Tenant is liable under clauses (i), (ii), or (iii) hereinabove is measured by Landlord's income, Tenant's liability therefor shall be computed upon the assumption that Landlord has no properties other than the Shopping Center subject to such Impositions.

      Section 4.03. Subject to Section 4.07, if, by law, any Imposition may at taxpayer's option be paid in installments, then provided no Event of Default is continuing, Tenant may exercise the option to pay (and which shall include accrued interest on the unpaid balance of such Imposition) in installments and, in such event, shall make such payments as they become due during the term of this Lease and prior to delinquency and before any fine, penalty, further interest or cost may be added thereto, except that, if an Event of Default under this Lease shall occur, Tenant shall, on demand, promptly pay the remaining installments together with accrued interest, if any.

      Section 4.04. The certificate, advice or bill of the non-payment of any such Imposition made or issued by the appropriate official designated by law to make or issue the same or to receive payment of any such Imposition shall be prima facie evidence that such Imposition is due and unpaid at the time of the making or issuance of such certificate, advice or bill.

      Section 4.05. As between the parties hereto, Tenant alone, so long as Tenant is contesting the Impositions in accordance with the terms of this Lease, shall have the duty of attending to, making or filing any petition, declaration, statement or report provided or required by law as the basis of or in connection with the contest, determination, equalization, reduction or payment of any Imposition which is to be borne, paid or may become payable by Tenant, and Landlord shall not be or become responsible therefor, nor for the contents of any such petition, declaration, statement or report. However, Landlord shall have the privilege, at its option and cost and in its discretion, to voluntarily participate in or assume or share any of such responsibilities to whatever extent Landlord desires, all without diminishing Tenant's duty to pay the Impositions.

      Section 4.06. Tenant shall have the right to contest or object to the amount or validity of any Imposition by appropriate legal proceedings pursued diligently and in good faith, but Tenant shall pay the Imposition timely and this right to contest shall not be deemed or construed in any way as relieving, modifying or extending Tenant's covenant to pay any such Imposition at the time and in the manner stated in other Sections in this Article. Nothing contain in this Lease shall be deemed to require Tenant to pay, or cause to be paid, any Impositions so long as Tenant is in good faith and by proper legal proceedings, where appropriate, diligently contesting the validity, amount or application thereof, provided in each case, at the commencement of such action or proceeding, and during the pendency thereof, (i) no Event of Default shall exist, (ii) Tenant shall keep Landlord apprised of the status of such contest, (iii) such contest operates to suspend collection and enforcement of the contested Impositions, (iv) such contest continues to be prosecuted continuously and with diligence and (vi) the amount of the contested Imposition, together with any lien, interest or penalties relating thereto, is bonded to the reasonable satisfaction of Landlord or the funds for any such payment are otherwise escrowed with Landlord. Tenant shall notify Landlord of all such contests at least ten (10) days prior to the filing of the protest or proceeding. Landlord shall not be required to join and cooperate in any such proceedings unless necessary to do so in order to prosecute such proceedings and Landlord will not be subjected to any liability for the payment of any costs or expenses in connection with any such proceedings brought by Tenant. If Tenant shall not be contesting any Impositions, nothing in this Section shall be in derogation of Landlord's right to contest or appeal or negotiate for reduction, at Tenant's expense, any Impositions payable in whole or in part during the term of this Lease, by legal proceedings or in such other manner as may be available to Landlord; provided, however, if Landlord brings the proceeding without Tenant, Tenant shall not be liable for expenses in an amount exceeding (i) the amount of the refund Tenant receives, if any, or (ii) the value of the benefits Tenant realizes from Landlord's contest, whichever of (i) or (ii) is greater; and Landlord shall notify Tenant of such proceedings.

      Section 4.07. At the date of this Lease Tenant will pay to Landlord or if Landlord or any Mortgagee so designates by written notice to Tenant to any Mortgagee (as hereinafter defined) initially an amount sufficient which, when added to the monthly payments to be made subsequently by Tenant to Landlord or any Mortgagee on an ongoing basis throughout the term of this Lease, as described hereinafter in this Section, will place in one or more segregated (which may be a book entry subaccount) interest bearing accounts designated by Landlord or any Mortgagee in writing to Tenant, immediately available Federal funds at least thirty (30) days before the next Impositions payable by Tenant hereunder are in the aggregate and severally payable to the tax authorities, all the moneys sufficient to pay in full such Impositions which will be due. After paying the initial amount described in the immediately preceding sentence, Tenant shall pay to Landlord or upon written notice to Tenant to any Mortgagee, throughout the term of this Lease, as additional rent, monthly payments, at the same time that the monthly installments of Basic Rent are payable, amounts reasonably estimated by Landlord or any Mortgagee (such estimates to be based upon historical and projected bills for Impositions) so as to place in the escrow account or accounts thirty (30) days before the next date that the respective Impositions payable by Tenant will be payable to the taxing authority, in order to provide money for Landlord or any Mortgagee sufficient in amount to pay such next occurring installments coming due of Impositions; and in addition to those regular monthly payments, Landlord or any Mortgagee may by notice given at any time and from time to time, as to Impositions next becoming payable, require Tenant to pay Landlord or any Mortgagee additional lump sum amounts if Landlord or any Mortgagee reasonably estimates that the monthly payments, as they are on hand and will be subsequently made, will not be sufficient to result in an amount to meet the Impositions that are next due and payable; so that Landlord or any Mortgagee always will have in the escrow account the full amount of Impositions payable by Tenant thirty (30) days before the amount is payable to the tax authorities. Payments so received by Landlord or any Mortgagee shall be applied by Landlord or such Mortgagee to the payment of such Impositions (or if so required by an Overlease, will be paid to the Overlandlord) so long as no Event of Default exists. Following any Event of Default and so long as the Event of Default remains uncured by Tenant, Landlord shall have the right to use the payments or any portion thereof to cure the Event of Default regardless whether the Event of Default relates to Impositions or other items which gave rise to Tenant's default. Landlord or any Mortgagee shall furnish Tenant, within fifteen (15) business days after the date when any of the Impositions would have become delinquent, receipts or other proper evidence of payment of the Impositions. If the sum of the payments by Tenant grows to contain an excess or deficiency of money, more or less than will be sufficient or deficient to pay the next installment, Landlord or any Mortgagee will adjust the future regular monthly installments payments appropriately. Landlord and each Mortgagee shall have the sole title and possession of the payments and when the moneys are paid to Landlord it shall not be an asset of Tenant, but until an Event of Default occurs, Landlord or any Mortgagee shall keep the payments of Impositions in a bank selected by Landlord or any Mortgagee in a separate (which may be a book entry subaccount) bank account bearing interest at the bank's usual rate for such accounts, separate from Landlord's business account, and the interest thereon paid by the bank shall be added to and deemed additional payments. Landlord or any Mortgagee shall send Tenant appropriate information showing the interest earned. Landlord or any Mortgagee shall notify Tenant as to the identity of the bank holding the payments. If any surplus remains after Landlord or any Mortgagee has paid any installment of Impositions, or as a result of Tenant's surrender and vacation of a portion of the Demised premises as provided herein, that surplus shall continue to be held in the escrow account by Landlord or any Mortgagee to be applied as provided in this Section; provided, however, if the term of this Lease shall have ended and no Event of Default then exists, any such surplus shall be refunded to Tenant within sixty (60) days thereafter. If for some reason Landlord or any Mortgagee is not collecting the monthly payments and paying the Impositions, Tenant will pay the Impositions which are payable by Tenant itself directly to the taxing authorities, and in such event, Tenant agrees to furnish Landlord within ten (10) days after the date when any Imposition would have become delinquent, receipts or other proper evidence of payment of the Impositions. Tenant's liability and obligation to pay Impositions which are payable by Tenant shall not be released or diminished and Landlord shall not assume the obligation to pay Impositions by Landlord exercising Landlord's option under this Section 4.07 to collect the payments provided for in this Section, excepting only to the extent of the amount of such payments Tenant has placed in Landlord's or any Mortgagee's hands timely; provided, however, so long as no Event of Default exists, Landlord shall be responsible for any interest, fines or penalties imposed by law for late payment of Impositions (if Landlord is at fault in paying late) for any installment thereof for which Tenant has placed sufficient funds timely in Landlord's or any Mortgagee's hands with which to pay the installment and unless an Event of Default exists, Tenant shall have the right of offset for any Impositions not so paid by Landlord or any Mortgagee which threatens to result in loss of Tenant's Lease rights.

      Section 4.08. In the event of a conveyance of the title to the Demised Premises or transfer of Landlord's interest in the Overleases by Landlord as to a Leasehold Property, or a transfer by Landlord of the title to or interest in any individual Shopping Center of which the Demised Premises constitutes a component, the grantee or transferee, as the case may be, shall assume the obligations of the Landlord described in Section
4.07 with regard to the collection from Tenant of the Impositions and the payment of Impositions.

      Section 4.09. If for any reason Landlord or any Mortgagee is not collecting the payments from Tenant as provided in Section 4.07 and Tenant is paying the Impositions directly to the taxing authorities, Tenant shall bill Landlord for the amount of any Impositions that are payable by Landlord to Tenant pursuant to the provisions of this Section 4.09. Otherwise, subject to Article II, Landlord shall pay to Tenant Landlord's Share of such Impositions within five (5) days after the Impositions have been paid in full by Tenant or Tenant shall receive a credit for Landlord's Share against the next due installment of Basic Rent; provided, however, in any case Landlord shall not be obligated to pay Tenant earlier than ten
(10) days before the Imposition is required to be paid to the tax authority. If the Demised Premises is the only leasable storerooms on a Shopping Center, Tenant shall pay all of the Impositions on that Shopping Center without any reimbursement from Landlord. As to those Shopping Centers which have Landlord's Buildings in addition to the Demised Premises thereon, subject to Article II, Landlord shall pay to Tenant Landlord's Share of all of the Impositions payable by Tenant which are attributable to periods subsequent to the date of this Lease. Landlord shall not be liable to pay a share of any Impositions payable for any periods prior to the date of this Lease. Whether or not data can be ascertained from the assessment records or by letter from the assessor or the taxing authority as to the assessed value of the Demised Premises apart from other buildings on such Shopping Center and apart from the Land, subject to Article II Landlord shall reimburse Tenant by paying Landlord's Share of Impositions as defined in clause 18 in "Definitions" and as described in this Section 4.09. It is the intent of this Lease that Tenant will pay to Landlord all the Impositions payable to the tax authorities for the Shopping Centers, subject to Landlord reimbursing Tenant for Landlord's Share thereof as provided herein.

      Notwithstanding any dispute which may arise between Landlord and Tenant concerning either the amount of Impositions payable by Tenant or Landlord or Tenant's or Landlord's obligation to pay Impositions, subject to Section 4.06, Tenant shall pay and continue to pay to Landlord or any Mortgagee the Impositions as required by this Lease, but subject later to refund, if any, to which Tenant may be subsequently determined to be entitled pursuant to the applicable provisions contained in this Lease.

      Section 4.10. If any Shopping Center is located in any State where Impositions are payable in arrears, in all cases, the Impositions payable by Tenant or by Landlord to Tenant for any year or other period involved shall mean the amounts of those Impositions which are payable with respect to the Shopping Center during that current calendar year notwithstanding that the bill rendered from the taxing authority is for the Impositions for the prior year but payable during the then current calendar year.


                                 ARTICLE V

                                 Insurance

      Section 5.01. Tenant, at its sole cost and expense as additional rent, but subject to certain reimbursement from Landlord pursuant to
Section 5.13, shall keep all the Improvements on all the Shopping Centers insured for the mutual benefit of Landlord and Tenant with Landlord as additional named insured (and also with both Landlord and the Insurance Trustee hereinafter described as loss payees for all proceeds to pay a claim over One Hundred Fifty Thousand Dollars ($150,000.00)), insuring against loss or damage by an "All-Risk" insurance policy without any special exclusions or special conditions, including therein, without intending to limit the nature of the risks to be insured against by such a policy, insurance against risks of fire, lightning, as well as other risks embraced by coverage of the type known as the special form of extended coverage, and riot and civil commotion, collapse, vandalism and malicious mischief, and the other risks as from time to time covered by an All-Risk insurance policy and covering demolition and increased cost of construction due to enforcement of then current building codes and other laws; provided, however, if an "All-Risk" policy is not available at commercially reasonable rates and no Mortgagee objects, then Tenant shall maintain fire and extended coverage or a named peril policy, whichever shall provide the broadest coverage; provided further, however, if there shall be any Landlord's Building at a Shopping Center, then the Landlord shall maintain the aforesaid property insurance (and at Landlord's option, any or all of the insurance set forth in Section 5.02 (a), (b), (c) and (e)) with respect to that Shopping Center, but subject to certain reimbursement from Tenant pursuant to Section 5.13, and Landlord shall be the sole loss payee for all insurance proceeds (unless such proceeds exceed One Hundred Fifty Thousand Dollars ($150,000.00), in which case the proceeds shall be paid to Landlord and the Insurance Trustee). It is understood that if Tenant no longer is the Responsible Party, Tenant will not be required to insure the Improvements of the Common Areas. The insurance shall be in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less than one hundred percent (100%) of the then full replacement cost of the Improvements (exclusive of the cost of excavations, foundations, and footing below the lowest basement floor) without deduction for physical depreciation, evidenced by a replacement cost endorsement. The aforesaid property insurance policy shall be maintained with not more than an aggregate amount for all manner of losses of Three Hundred Thousand Dollars ($300,000.00) for all the buildings on the Land of each Shopping Center as a deductible from the loss payable for any one casualty to such buildings, which deductible amount may be increased in any Extension Term (not during the Initial Term) to such greater amount as is reasonable and customary, but not more than Five Hundred Thousand Dollars ($500,000.00). The party that maintains the property insurance shall cause the Improvements to be appraised to determine their value for the insurance purposes hereunder at least once every three (3) years. The appraiser shall be selected by the party that maintains the insurance subject to the other party's reasonable approval. Tenant shall pay for the appraisal, which may be done by appraising a representative sample of the Improvements at fifteen (15) Shopping Centers. Any dispute as to the selection of the appraiser or the identity of which shall be the representative fifteen (15) Shopping Centers shall be determined by arbitration pursuant to Article XXI. Landlord and Tenant shall accept appraisals performed by their respective insurance companies.

      Section 5.02. Tenant, at its sole cost and expense, and for the mutual benefit of Landlord and Tenant, with Landlord and its managing agent as an additional named insured, shall maintain:

            a. Commercial general liability insurance including contractual liability on an "occurrence basis" for the Demised Premises and, so long as it is the Responsible Party, the Common Areas, if any, and every part thereof against claims for personal injury, including bodily injury, death or property damage occurring upon the Demised Premises, such insurance to afford immediate protection at the time of the inception of this Lease and at all times during the term of this Lease, and to have a combined single limit of Ten Million Dollars ($10,000,000.00) or such greater limits as Landlord shall reasonably require. Tenant may maintain such policy with not more than Three Hundred Thousand Dollars ($300,000.00) deductible for each occurrence; and

            b. Boiler and pressure vessel insurance, including air tanks, pressure piping and major air conditioning equipment if the Improvements contain equipment of the nature ordinarily covered by such insurance and for an amount not less than Five Million Dollars ($5,000,000.00) or such larger sum as Landlord may reasonably require, and with not more than Ten Thousand Dollars ($10,000.00) deductible from the loss payable for any casualty; and

            c. Rental value or business interruption insurance, naming Landlord as an additional named insured and loss payee, on an actual loss sustained basis against loss or damage by all risks in an amount equal to the Basic Rent and Impositions under this Lease of not less than one (1) year's Basic Rent plus one (1) year's Impositions and CAM Costs, endorsed to provide a three hundred sixty day (360) extended period of indemnity. The net proceeds of any such insurance paid by the insurer to Landlord and Tenant, when received by Landlord or Tenant, less the cost of collecting such proceeds including necessary attorneys' fees, to the extent available, shall be applied to pay the Basic Rent and other Rent then due and thereafter becoming due; and

            d. Flood insurance for any Shopping Center, equal to the full replacement cost of the Improvements located thereon or the maximum amount then available, if any of the buildings on any Shopping Center is in a flood hazard zone, so designated and participating in the National Flood Insurance Program; and

            e. Such other insurance, and in such amounts, as may from time to time be reasonably required by Landlord against the same or other insurable hazards which at the time are commonly insured against in the cases of premises similarly situated in the vicinity of the Shopping Center.

      Section 5.03. All insurance provided for in this Article and in
Article XV shall be effected under valid and enforceable policies issued by insurers of recognized responsibility, the insurance policies and the insurers to be satisfactory to Landlord in Landlord's reasonable judgment and, to the extent the Overlease so requires, the Overlandlords, which insurers shall have a then current financial ability and standing equivalent to Best's Financial Rating and Policyholders' Rating of at least A:VII and which are authorized to transact fire and casualty and liability insurance in each of the States where the Demised Premises are situated. On signing of this Lease and thereafter not less than fifteen (15) days prior to the expiration date of each policy, the original of each policy required to be furnished pursuant to this Article or Article XV or a binding certificate of the insurer reasonably satisfactory to Landlord shall be delivered by Tenant to Landlord; provided, however, such renewal policy or certificate shall be delivered not less than thirty (30) days prior to the expiration date of each such policy if any Mortgagee so requires. At Landlord's request, Tenant shall deliver to Landlord a true and complete copy of Tenant's insurance policies required to be carried by Tenant in this Lease.

      Each policy procured by Tenant pursuant to Section 5.01 and paragraphs (b), (c), (d) and (e) of Section 5.02 shall contain, if obtainable, (i) a waiver by the insurer of the right of subrogation against Landlord, and (ii) a statement that the insurance shall not be invalidated if any insured waives in writing, prior to a loss, any or all right of recovery against any party for loss accruing to the property described in the insurance policy.

      Section 5.04. Tenant shall not take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article or Article XV to be furnished by Tenant unless Landlord is named as an additional named insured therein, with loss payable as provided in
Section 5.05. Tenant shall immediately notify Landlord of the purchase of any such separate insurance and shall cause the original policies in respect thereof or certificates therefor to be delivered as required by
Section 5.03.

      Section 5.05. If Tenant maintains the policies of insurance provided for in Section 5.01 and paragraphs (b), (c), (d) and (e) of Section 5.02, then such policies may provide for loss thereunder to be adjusted by and payable to Tenant with respect to any particular casualty resulting in damage or destruction not exceeding One Hundred Fifty Thousand Dollars ($150,000.00) in the aggregate; and with respect to any particular casualty resulting in damage or destruction exceeding One Hundred Fifty Thousand Dollars ($150,000.00) in the aggregate, the loss to be adjusted by Landlord and Tenant and payable to both Landlord and the Insurance Trustee; the insurance proceeds to be disbursed by the Insurance Trustee as provided in Sections 5.11 and 16.02. Tenant agrees to use the insurance proceeds as trust money to effectuate the repairs required by this Lease.

      Section 5.06. Each such policy or certificate therefor issued by the insurer shall contain (a) a provision that no act or omission of Tenant which would otherwise result in forfeiture or reduction of the insurance therein provided shall affect or limit the obligation of the insurance company so to pay, in accordance with Section 5.05 of this Lease, the amount of any loss sustained, (b) an agreement by the insurer that such policy shall not be canceled or modified in any manner without at least fifteen (15) days' prior written notice by registered mail, return receipt requested, to Landlord; provided, however, such written notice shall be delivered not less than thirty (30) days prior to such cancellation or modification if any Mortgagee so requires; and (c) a provision that such insurance is primary insurance as regards any other insurance that may be carried by Landlord.

      Section 5.07. Tenant shall likewise observe and comply with the requirements of all policies of public liability, fire and other policies of insurance at any time in force with respect to the Demised Premises and Tenant shall perform and satisfy the requirements of the companies writing such policies. Tenant shall, in the event of any violations or attempted violations of the provisions of this Section by any permitted subtenant, take steps, immediately upon knowledge of such violation or attempted violation, to remedy or prevent the same as the case may be.

      If, at any time during the term of this Lease, Landlord shall request that the amount of insurance provided by Tenant, as required by the provisions of this Article and paragraph (f) of Section 15.01 be increased on the ground that such coverage is inadequate properly to protect the interest of Landlord, or if Landlord shall require other insurance pursuant to the provisions of paragraph (e) of Section 5.02, and Tenant shall refuse to comply with such request, Tenant shall obtain the insurance nevertheless and the dispute shall be submitted to and decided by arbitration as provided in Article XXI. Landlord and Tenant shall be bound by the findings of such arbitration proceeding except that in no event shall such insurance be less than (and the arbitrators shall not have the authority to decide less than) the amounts reasonably required by Landlord pursuant to this Article or paragraph (f) of Section 15.01. Landlord acknowledges and agrees that it will not be unreasonable in exercising any right under this Lease to require Tenant to modify, alter or supplement insurance policies or coverages or in exercising any rights Landlord may have with respect to Tenant's insurance.

      Section 5.08. Upon the expiration or earlier termination of this Lease, unearned premiums upon any of such insurance policies which, at Landlord's option, are transferred to and taken over by Landlord shall be apportioned, provided that if an Event of Default shall exist, the portion of such unearned premiums to which Tenant would otherwise be entitled shall belong to Landlord and shall be applied first to cure such Event of Default.

      Section 5.09. Any insurance provided for in this Article may be effected by a policy or policies of blanket insurance and may be continued in such form; provided, however, that the amount of the total insurance allocation to the Demised Premises shall be such as to furnish protection in the equivalent of separate policies in the amounts herein required, and provided further that in all other respects, any such policy or policies shall comply with the other provisions of this Lease. In any such case it shall not be necessary to deliver the original of any such blanket policy to Landlord, but Tenant shall deliver to Landlord a binding certificate issued by the insurance company that issued the insurance policy and a duplicate of such policy, both of them in form and content acceptable to Landlord.

      Section 5.10. For any loss exceeding One Hundred Fifty Thousand Dollars ($150,000.00), Landlord shall designate a bank or other financial institution to receive, hold and disburse insurance proceeds in accordance with this Lease ("Insurance Trustee"). If, but only if, the proceeds of any insurance policies provided for in this Article are paid to the Insurance Trustee, the following provisions shall be applicable. The Insurance Trustee is hereby made and constituted a trustee for the benefit of Landlord and Tenant to hold such proceeds and to deposit such proceeds and to pay out such proceeds as provided in this Lease. The Insurance Trustee shall cause the insurance proceeds received by it to be held in one or more separate interest bearing money-market type accounts with a federally insured national or state-chartered bank, savings bank, or savings and loan association, and any interest earned on such insurance proceeds shall be added to and become part of the proceeds to be disbursed in accordance with this Lease. The Insurance Trustee shall not be obligated hereunder in any manner except to receive and pay out any money that is received by it as such trustee, together with interest thereon, if any. As between Landlord and Tenant, such interest on trust funds shall be deemed to be the income of Tenant, to be held by the Insurance Trustee subject to the terms and conditions of the trust and this Lease. The Insurance Trustee is authorized to retain from the trust fund the necessary expenses incidental to the collection of any such funds, and a reasonable amount for its services in connection with the trust.

      Subject to the provisions of this Lease, all insurance money received by the Insurance Trustee shall be held by the Insurance Trustee to secure the performance by Tenant of its obligation under this Lease to repair, replace or reconstruct any Improvements that have been damaged or destroyed, or to pay any Rent or charges hereunder. If at any time after the happening of any casualty it appears, in the sole and absolute discretion of Landlord, that the insurance money and other money, if any, held in the trust will not be sufficient to pay fully for the work of reconstruction or repair, Tenant on demand from Landlord shall deposit such shortage or deficit with the Insurance Trustee and any money so deposited shall be held and used by the Insurance Trustee in the same manner and upon the same conditions as those provided with respect to insurance money.

      As Tenant proceeds with the work of repair or reconstruction of the Improvements, the insurance money held by the Insurance Trustee shall be paid in accordance with Article XVI.

      If any Event of Default by Tenant results in the termination of this Lease, all insurance policies and all proceeds thereof and all other money then in the insurance trust shall be promptly delivered by the Insurance Trustee to Landlord as Landlord's sole property to be applied toward curing the Event of Default. If this Lease is terminated for any reason other than the default of Tenant, the Insurance Trustee shall pay the proceeds from the insurance policies and other money in the insurance trust to Landlord as Landlord's sole property.

      Section 5.11. Tenant may not self-insure against the risks provided for in this Article V, excepting only to the extent expressly stated to be allowed in Section 5.01 (that is, carry a deductible). Tenant shall be responsible for all losses and damage by casualty so long as Tenant is responsible to carry the insurance. Landlord and Tenant agree that as between Tenant and its insurance company, but not binding on Landlord, the insurance policies to be maintained by Tenant under this Lease may provide for greater deductibles than the deductibles permitted by this Lease, so long as the certificates of insurance with respect to such policies certify only the maximum deductibles permitted by this Lease, so that Tenant's insurance companies insure for or against all amounts in excess of the maximum permitted under the applicable provisions of this Article V. Tenant's failure to maintain policies of insurance with the deductibles required by this Lease shall not constitute an Event of Default so long as said certificates are furnished and remain in full force and effect, without notice of cancellation.

      Section 5.12. The provisions contained in this Article V are subject to the provisions contained in each of the Overleases relating to insurance coverage and insurance policies and the insurance proceeds therefrom. Tenant agrees to perform and comply with and observe faithfully all the provisions and requirements of the Overleases and Title Agreements regarding such insurance provisions. Tenant agrees to name each Mortgagee and the Overlandlords as loss payees and additional insureds as their interests may appear when requested and shall obtain an endorsement providing that the insurance company agrees to give the Mortgagees and the Overlandlords at least thirty (30) days (or such lesser notice period as shall be acceptable to the Mortgagees and the Overlandlords, but in no event less than fifteen (15) days) advance notice of any cancellation or reduction of coverage, the amount insured or other material change and that the policy will not have coverage impaired due to any act or omission of Landlord of Tenant as an insured party.

      Section 5.13. Subject to Article II, Landlord shall reimburse Tenant for the actual premiums paid by Tenant for all the insurance required to be carried in this Article V by paying to Tenant Landlord's Share. In determining Landlord's Share, the amount of any premiums for insurance paid for by a Space Tenant under a Collateral Lease who carries its own insurance and pays the premiums to the insurance, and the square footage of the space occupied by such subtenant shall both be excluded in determining Landlord's Share. In case blanket insurance is carried by Tenant, the actual premiums for the Demised Premises shall be the premiums paid to the insurance company divided by the total number of square feet of buildings covered by the insurance or as may be otherwise reasonably allocated in the policy.

      Whenever any Landlord's Building exist at a Shopping Center, and also upon the occurrence of an Event of Default, Landlord shall have the right instead of Tenant to obtain and carry the insurance policies required to be carried by Tenant under this Lease, and in such case Tenant shall be named as an additional insured on the commercial general liability policy or policies. Landlord shall give Tenant at least thirty (30) days prior notice of exercise of such right, but Landlord shall endeavor to notify Tenant not less than forty-five (45) days prior to exercise of such right. If Tenant sustains a loss of premium refund by not receiving a full premium refund due to early cancellation of its existing policies due to Landlord taking over the insurance obligations and substituting the insurance coverage, Landlord shall reimburse Tenant or credit Tenant against the installments of Basic Rent next coming due for the difference between a pro rata refund and the premium short-rate refund received by Tenant. If Landlord elects to and obtains and carries the insurance as just described, Tenant shall reimburse Landlord, as additional rent, for the Landlord's cost thereof on demand for Tenant's Share thereof, and in such case where Landlord carries the insurance, if Landlord elects to do so, Landlord may collect all proceeds from all losses and perform all repairs and restoration pursuant to Article XIV, instead of Tenant. In determining Landlord's Share, the amount of any premiums for insurance paid for by a Space Tenant under a Transferred Lease who carries its own insurance and pays the premiums to the insurance company directly and the square footage of the space occupied by such Space Tenant shall both be excluded in determining Tenant's Share.

      Section 5.14. As of the date of this Lease, Landlord hereby approves of the identity of the insurance carrier or carriers and policy limits described on Exhibit "L" attached hereto; provided, however, nothing contained in this Section shall: (a) restrict or limit Landlord's rights under this Lease to require additional insurance or higher policy limits in the future; or (b) construed as or imply that the aforesaid policies meet any of the other requirements of this Lease, and Landlord hereby reserves any rights it may have hereunder to enforce such other requirements. At Landlord's option, Tenant shall use its best efforts to obtain a "cut-through endorsement" to its property insurance coverage so that 100% of the coverage is insured by a carrier rated AA by Standard & Poors, such endorsement to be issued at Landlord's sole cost and expense.


                                 ARTICLE VI

                 Use of Demised Premises; Use of Common Areas

      Section 6.01. All the provisions contained in this Article VI shall be subject to any restrictions or limitations or covenants contained in any Covenants, Overleases and other leases, Space Leases and other subleases, licenses or REAs or in any other documents of record, or in any documents to which Tenant is a party or by which Tenant is bound, and also shall be subject to all zoning laws and other laws; provided, however, Tenant may, if it is able to do so, obtain a waiver or variance of any prior restriction or limitation imposed by any of the foregoing. Tenant may only use the Demised Premises for the operation of a furniture store business and, except as provided elsewhere in this Lease, no other purposes whatsoever. Subject to the foregoing, and subject to any Permitted Cessation (as hereinafter defined), if Levitz is no longer using any portion of a Levitz Building (other than the Redevelopment Properties and the stores to be named by Tenant pursuant to Article 2) for the conduct of its furniture business, or any permitted subtenant or assignee is not using any portion of a Levitz Building for a use permitted by this Lease, and such unused portion contains at least Thirty-Five Thousand (35,000) square feet of Floor Area, then Landlord shall have the right (but not the obligation) to recapture the unused portion of such Levitz Building (or the entire Levitz Building if Tenant or a permitted subtenant or assignee is no longer using the entire Levitz Building), such recapture to be effected in accordance with Section 6.02. Levitz shall be considered "using" a portion of a Levitz Building if such portion of the Levitz Building is: (a) continuously used to store a commercially reasonable quantity of inventory for Tenant's furniture business; and (b) open for business with the public during such days and hours as Levitz shall determine, but for at least forty (40) hours each week, as a furniture store business; in either case under the trade name "Levitz" or such other trade name under which a majority of Levitz' stores or all stores within three hundred (300) miles of such store (but in no event less than six (6) such stores) operate. The term "Permitted Cessation" means any temporary cessation of use occasioned by Unavoidable Delays or which is reasonably necessary in order to permit Levitz to make repairs, alterations, improvements, replacements, or additions to any Levitz Buildings as permitted or required herein, provided, that Levitz shall not cease using any portion or all of any affected Levitz Buildings for a period longer than (i) one (1) year, for the purpose of making repairs or replacements made necessary by Condemnation, fire or other casualty; or (ii) one hundred eighty (180) days, with respect to any other repairs, alterations, improvements, replacements or additions to any Levitz Building permitted or required herein; unless, in either instance, a longer period is reasonably required, in which event the parties shall endeavor in good faith to agree upon a reasonable extension of such one (1) year or one hundred eighty (180) days (as the case may be) limitation. If the parties shall fail to agree upon whether or the extent to which any such extension is reasonable or is necessary, the dispute shall be determined by arbitration. Within ten (10) days after the commencement of any Permitted Cessation, Tenant shall send written notice (the "Permitted Cessation Notice") to Landlord specifying the precise nature of the Permitted Cessation and the date when Tenant reasonably anticipates recommencement of use in accordance with the second sentence of this Section 6.01. Furthermore, if an Overlease, a Space Lease, an REA or any Covenant, or any other document by which Tenant is bound, obligates Tenant to stay open, continuously operate its business, use the Demised Premises for a particular purpose, operate under a particular trade name or prohibits Tenant from ceasing business operations or leaving actual occupancy of the Demised Premises or any part thereof, Tenant hereby agrees to faithfully comply and perform such obligations even though such documents may impose a greater burden than the second sentence of this
Section 6.01, and this shall apply as well to any case where Tenant is not so obligated but pursuant to such documents its ceasing operation would cause Landlord to be subject to a purchase option by a third party or a forfeiture of Landlord's interest to any extent or impose any monetary obligation or damages on Landlord if in existence on the date of this Lease; or if any Space Lease, REA, Covenant or other document confers a remedy on the holder thereof in the event Tenant ceases operations in the Levitz Building (such as an abatement of rent, right to terminate, etc.), then Tenant shall fully compensate Landlord to the extent Landlord sustains any loss or damage resulting from Tenant's cessation of operations. Tenant shall not use the Demised Premises for any other use without the prior written consent of Landlord, which consent may be granted or denied in Landlord's sole and absolute discretion. Tenant will not use or permit to be used any part of the Demised Premises for any unlawful, dangerous, noxious or offensive trade or business and will not cause or allow any nuisance on the Demised Premises. Tenant assumes the risk of any law, ordinance, rule or regulation either now in effect or hereafter enacted or in any document of record or to which it is a party as of the date of this Lease applying to the Demised Premises which prohibits or limits Tenant's contemplated use of the Demised Premises. Landlord shall have no liability or responsibility in connection therewith, and the existence of such law, ordinance, rule or regulation or provision in any such document shall not permit Tenant to surrender this Lease or relieve Tenant to any extent from its obligation to pay the full Basic Rent and other Rent payable under this Lease or from any of its other obligations under this Lease.

      Section 6.02. If Landlord elects to recapture the portion of the Demised Premises that Tenant is not using and terminate this Lease solely with respect to such unused portion, then Landlord shall give Tenant written notice of its election to do so, such notice to be given, if at all, prior to the date Tenant recommences using such portion; and this Lease shall remain in full force and effect as to the remaining portions of the Demised Premises. The date of recapture shall be no earlier than thirty
(30) days and no later than ninety (90) days after the date Tenant receives the Landlord's notice. If Landlord elects to recapture the portion of the Demised Premises that Tenant is not using and terminate this Lease solely with respect to such unused portion, then commencing on the date of termination or the date Tenant entirely vacates and surrenders the portion of the Demised Premises with respect to which this Lease has been terminated, whichever is later, the annual Basic Rent shall be reduced in an amount equal to the product of the annual Basic Rent multiplied by a fraction, the numerator of which is the Liquidation Value of the portion of the Demised Premises with respect to which this Lease has been terminated and the denominator of which is the Total Liquidation Value, and the unused portion which is recaptured shall be added to Landlord's Share for all purposes under this Lease; provided, however, if the recaptured portion of the Demised Premises consists of only a portion of a Levitz Building, then the Liquidation Value relating to such portion shall be determined by multiplying the Liquidation Value of the Levitz Building within which such portion is located by a fraction, the numerator of which is the fair rental value of such portion, and the denominator of which is the fair rental value of the entire Levitz Building within which such portion is located. If the parties cannot agree upon the fair rental value of the particular Levitz Building or the portion thereof so recaptured, then the fair rental value shall be determined by appraisal pursuant to Article XXI. For example, if Landlord recaptures 50,000 square feet in the Mesa, AZ Levitz Building, then assuming the fair rental value of the 50,000 square feet in the Mesa, AZ Levitz Building is $250,000 per year and the fair rental value of the entire Mesa, AZ Levitz Building is $1,000,000 per year, the annual Basic Rent shall be reduced by $52,030 (i.e. $7,273,020 x $1,936,000 /
$67,656,000 x $250,000 / $1,000,000) with respect to the 50,000 square feet at the Mesa, AZ Levitz Building.

      Section 6.03. Landlord grants to Tenant (for the benefit of Tenant, its employees, agents, invitees, licensees and customers), in common with Landlord, Landlord's employees, agents, invitees, licensees and customers, and all others granted such rights by Landlord in Shopping Centers that include Landlord Buildings, throughout the term of this Lease the non-exclusive right and privilege to use, for the purposes for which they are intended, all Common Areas as they are constituted from time to time during the term of this Lease, including the parking areas and sidewalks within the boundaries of the Shopping Centers on which the Demised Premises are situated, and also all other common areas neither owned or leased by Landlord nor part of the Shopping Centers, but which Landlord now or in the future is permitted to use, if any, adjoining the Shopping Centers by reason of rights Landlord holds under REAs. The rights hereby granted with regard to the Common Areas shall constitute rights appurtenant to the Demised Premises. Tenant agrees Landlord may change the design or layout, reduce or enlarge the size or alter the Common Areas in exercising Landlord's right to develop Landlord's Buildings, subject to Tenant's consent which Tenant agrees it will not unreasonably withhold or delay, and agrees that any dispute as to its reasonableness may at Landlord's option be determined by arbitration. (See also Section 15.04.).

      Section 6.04. If a Landlord's Building is located at a particular Shopping Center where a portion of the Demised Premises also is located, then Landlord will not use or sublease all or any part of the Landlord's Buildings or Common Areas at that particular Shopping Center for any unlawful, dangerous, noxious or offensive trade or business, including any furniture business that does not: (a) maintain a commercially reasonable amount of inventory or merchandise on the premises; or (b) advertise its goods to the public in, on or through one or more newspapers, radio or television stations, direct mailings and/or the internet, and not materially less in frequency within the market place served by that Shopping Center, as Tenant's then existing advertising program (assuming Tenant is not then in bankruptcy), but taking into account the number of store locations of such operator of the premises as compared to the number of stores operated by Tenant.


                                ARTICLE VII

                 Surrender and Right to Remove Trade Fixtures

      Section 7.01. On the last day of the term or on any earlier termination of this Lease, or upon any re-entry by Landlord upon the Demised Premises pursuant to Article XX, or upon surrender due to termination of an Overlease , Tenant shall surrender to Landlord the Demised Premises in good and safe order, condition and repair, reasonable wear and tear excepted, free and clear of all occupants, liens and encumbrances, and in compliance with the Overleases to the extent such leases apply to the premises being surrendered, excepting the Permitted Exceptions (as defined in the Contract of Sale) and any other matters which Landlord causes to be placed against the title, or which Landlord consents to in writing to be placed of record against the title after the date of this Lease. If the Tenant continues to occupy the Demised Premises or any portion thereof) after the expiration of the term of this Lease or any earlier termination thereof without having obtained the Landlord's written consent thereto, then without altering or impairing any of the Landlord's rights under this Lease or applicable law and without further notice: (a) such occupancy shall be construed to create a tenancy from month-to-month at one hundred fifty percent (150%) of the Rent herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions specified in this Lease so far as applicable; and (b) the Tenant shall surrender possession of the Demised Premises to the Landlord immediately on the Landlord's having demanded the same. Nothing in the provisions of this Lease shall be deemed in any way to give the Tenant any right to remain in possession of the Demised Premises after such expiration or termination, regardless of whether the Tenant has paid any such Rent to the Landlord.

      Section 7.02. All of Tenant's Trade Fixtures shall be removed by Tenant provided, however, that the removal of Tenant's Trade Fixtures by persons or entities having a security interest therein and who are entitled by law to remove such Tenant's Trade Fixtures for purposes of taking possession thereof shall be only permitted provided Tenant first undertakes directly to Landlord to be responsible for any damage and for restoration of the Demised Premises resulting from exercise of the secured party's rights and Tenant gives Landlord security or assurances reasonably satisfactory to Landlord for such purposes. In any case Tenant shall with due diligence, and without expense to Landlord, cause any part of the Demised Premises damaged by any removal of Tenant's Trade Fixtures, inventory or other personal property to be promptly repaired and restored to substantially the same condition as existed prior to the removal.

      Section 7.03. Any of Tenant's Trade Fixtures, inventory or other personal property which shall remain on the Demised Premises for thirty
(30) days after the termination of this Lease may, at the option of Landlord, be deemed to have been abandoned by Tenant and may, at Tenant's sole cost and expense, either be removed from the Demised Premises and disposed of or retained by Landlord as its property without accountability to Tenant in such manner as Landlord may see fit, and Tenant shall promptly reimburse Landlord for the cost of removing and disposing of Tenant's Trade Fixtures, inventory or other personal property and repairing and restoring any damage to the Demised caused by such removal.

      Section 7.04. Landlord hereby waives its right, if any, to a lien on or distraint on any Tenant's Trade Fixtures, inventory or other personal property of Tenant to the rights of any seller or lessor of Trade Fixtures or lender who holds a security interest in Tenant's Trade Fixtures, inventory or other personal property of Tenant. Landlord shall deliver to Tenant, if requested, a written confirmation in favor of such seller, lessor or lender provided the form of the waiver is satisfactory to Landlord in its reasonable judgment.

      Section 7.05. The provisions of this Article shall survive the expiration or termination of this Lease.


                                ARTICLE VIII

                Landlord's Right to Perform Tenant's Covenants

      Section 8.01. In addition to any other rights and remedies available to Landlord, and not in substitution or derogation thereof, if Tenant fails to make any payment or perform any act on its part to be made or performed within the time permitted by this Lease, then, after the occurrence of an Event of Default and ten (10) days' written notice to Tenant (or in case of emergency which would result in imminent danger to persons or property or other like circumstances, on such shorter notice or without notice, as in each such case is reasonable under the circumstances) without waiving or releasing Tenant from any obligation and without assuming any liability to Tenant or anyone else, Landlord may (but shall not be required to) make such payment or perform such act on Tenant's part, unless Tenant has paid such amount during the notice period or commenced to perform such act on Tenant's part to be performed. Landlord may enter any applicable portion of the Demised Premises for such purpose and take all actions as may be necessary or appropriate.

      Section 8.02. All payments, costs and expenses incurred by Landlord in connection with the performance of any such act, together with interest thereon at the lower of either twelve and three-quarters percent (12 3/4%) per annum or the maximum legal rate permitted by applicable law, accruing from the respective dates of Landlord's making of each such payment or incurring of each such cost or expense) shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord on demand. As to failure to comply with the insurance provisions in this Lease, Landlord shall not be limited, in the proof of any damages which Landlord may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance required by this Lease, to the amount of the insurance premiums not paid or incurred by Tenant and which would have been payable upon obtaining such insurance, but Landlord shall also be entitled to recover as damages the uninsured amount of any loss (to the extent of any deficiency in the amount or type of insurance coverage required by the provisions of this Lease), and the damages, costs and expenses of suit, including reasonable attorneys' fees, suffered or incurred by reason of damage to, or destruction of, the Demised Premises, occurring during any period when Tenant shall have failed or neglected to provide insurance as aforesaid.


                                 ARTICLE IX

                  Compliance With Laws and Insurance Policies

      Section 9.01. Tenant, at its sole cost and expense, subject to
Section 9.02, shall promptly comply, and cause its tenants and subtenants to comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards, and officers, and shall comply with and observe the provisions of all of Tenant's insurance policies and the companies issuing such policies and will require all tenants or subtenants to so comply, and shall comply with any national or local Board of Fire Underwriters, or any other body exercising functions similar to those of any of the foregoing, foreseen or unforeseen, ordinary as well as extraordinary, including Environmental Laws (as hereinafter defined), the Americans with Disabilities Act (collectively referred to as "Requirements"), which may be applicable to the Demised Premises, or to the Common Areas or any part thereof (so long as Tenant is the Responsible Party), including the buildings, the parking lot, sidewalks, curbs, tunnels and vaults of the Demised Premises or to the use or manner of use of the property of the owners, tenants or occupants thereof, whether or not such Requirement shall necessitate structural changes or improvements, or the removal of any encroachments or projections on or over the streets adjacent to the Demised Premises or the Shopping Center, or on or over other property contiguous or adjacent to the Demised Premises or the Shopping Center, provided, however, it is understood that if the necessity to make a change or addition to the Demised Premises is required solely because Tenant is conducting some kind of activity and Tenant chooses to cease such activity, which then obviates Tenant's need to make the change or addition, Tenant may cease the activity and thus comply with such Requirement.

      Section 9.02. Provided no Event of Default exists, Tenant shall have the right to contest by appropriate proceedings diligently conducted in good faith, without cost or expense to Landlord, the validity or application of any Requirements. If compliance with any such Requirement may legally be delayed pending the prosecution of any such proceeding without the incurrence of any lien, charge or liability of any kind against the Demised Premises or Tenant's interest therein and without subjecting Tenant or Landlord to any liability, civil or criminal, or jeopardizing Landlord's interest in the Demised Premises for failure so to comply therewith, Tenant may delay compliance therewith until the final determination of such proceeding provided that (i) Tenant first furnishes to Landlord security, satisfactory in form and amount to Landlord, against such fine, lien, charge or civil liability, and (ii) Tenant shall be solely responsible for payment of such fine, lien, charge or civil liability and shall indemnify, defend and hold Landlord harmless with respect thereto. Landlord shall not be required to join in any proceedings referred to in this Section unless the applicable law requires such proceedings be brought in the name of Landlord, in which event Landlord shall join in the proceedings or permit the same to be brought in its name if Tenant shall pay all expenses in connection therewith. However, Landlord, at its expense, also shall have the right to contest the validity or application of any Requirements.

      Section 9.03. Tenant, at its expense, shall promptly and diligently comply with, observe and perform any Overleases, Transferred Leases (but only as to obligations that arose while Tenant was the landlord under such Transferred Lease), Collateral Leases, Covenants, agreements and other instruments, whether or not of record, which affect at the date of this Lease or which in the future Tenant agrees shall affect the Demised Premises or the Shopping Centers or any part thereof or which affect the use, operation or maintenance thereof, including complying with all REAs (including making such payments and performing such acts or refraining from such acts as are required and which are required to be paid, performed or omitted from doing whether by Landlord or Tenant under the REAs), licenses, concession agreements, and all covenants and agreements with respect to maintaining and repairing the Demised Premises and, so long as Tenant is the Responsible Party, the Common Areas and operating or maintaining automobile parking, malls, landscaping and walkways; provided, however, as to any Space Leases which constitute a Transferred Lease or a Space Lease which Landlord enters into with a tenant or subtenant after the date of this Lease, applying to space in Landlord's Buildings, Tenant shall not be responsible to comply with the Overlease or to perform the Landlord's duties under such Space Lease; provided further, however, a default by Tenant as landlord under a Collateral Lease shall not, in and of itself, constitute an Event of Default hereunder.

      Section 9.04. If Landlord sells or refinances all or any portion of the Shopping Centers, then, unless Tenant is contesting the Requirements pursuant to Section 9.02, Tenant agrees that it shall furnish Landlord with copies of such permits, orders, certificates or other documents as might be reasonably requested by Landlord to evidence compliance with Requirements applicable to the Demised Premises, and Tenant will endeavor to furnish the aforesaid items within ten (10) days after Landlord's written request therefor.


                                 ARTICLE X

                   Mechanics' Liens; Other Liens; Mortgages

      Section 10.01. Tenant shall not permit to remain, and shall promptly discharge, at its cost and expense, all liens (including perfected liens, liens which have been filed of record and any other kind of liens caused by Tenant or Tenant's tenants or subtenants), encumbrances and charges (other than those created by Landlord or tenants of Landlord's Buildings, if any, or any other person claiming by, through or under Landlord, except Tenant, and those claiming by, through or under Tenant) upon the Demised Premises or any part thereof, whether for furnishing labor, materials or services to improve or alter the Demised Premises at the request of Tenant or Tenant's tenants or subtenants and including any and all such liens, encumbrances or charges whether placed, asserted, filed or claimed, or whether the work, labor or services were furnished, prior to the date of this Lease or during the term of this Lease. Further, Tenant shall not permit to remain, and shall promptly discharge, at its cost and expense, all such liens, encumbrances and charges filed against the Shopping Centers or any part thereof arising out of any act or omission or request for services, labor or material by Tenant or Tenant's tenants or subtenants or anyone claiming or acting by, through or under Tenant. Provided no Event of Default exists under this Lease, Tenant shall have the right to contest the validity or amount of any lien or claimed lien so long as Tenant acts promptly in good faith and continues with due diligence, but only if Tenant first gives to Landlord such security as Landlord reasonably requires to assure payment thereof and prevent any sale, foreclosure or forfeiture of the Demised Premises or any portion thereof by reason of such nonpayment. The guaranty or assurance of a title company satisfactory to Landlord or bonding of the lien by Tenant for one hundred twenty-five percent (125%) of the amount of the lien shall be satisfactory security, provided Landlord is satisfied the assurance or bond will be sufficient to cover the lien plus interest thereon and Landlord's reasonable legal fees. On final determination of the claim for lien, Tenant shall immediately pay any judgment rendered with all costs and charges and shall have the lien released or judgment satisfied at Tenant's own expense, and if Tenant shall fail to do so, Landlord may at its option pay any such final judgment and clear the Demised Premises therefrom. If Tenant shall fail to contest with due diligence the validity or amount of any such lien or claimed lien or remove the lien, or fail to give Landlord security as hereinabove provided, all within thirty (30) days after written notice thereof, Landlord may, but shall not be required to, contest the validity or amount of any such lien or claimed lien, or settle or compromise the same without inquiring into the validity of the claim or the reasonableness of the amount thereof.

      Section 10.02. If any lien is filed against the Demised Premises or any action affecting the title thereto be commenced, including all such that arise out of facts or circumstances occurring prior to the date of this Lease or during the term of this Lease, or any such lien is filed against the Shopping Centers or any part thereof, Tenant shall give to Landlord written notice thereof as soon as notice of such lien or action comes to the knowledge of Tenant and Tenant agrees to defend and indemnify Landlord against all damages, losses, expenses, costs and claims arising as a result of such lien or action, unless such lien is caused by Landlord's or Landlord's tenants' (other than Tenant), or their respective agents' action or omission.

      Section 10.03. Tenant agrees to give prompt notice to Landlord of the commencement of any work or alteration or improvement on the Demised Premises the cost of which is in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate with regard to one (1) project or with regard to all projects at the Demised Premises to be commenced within one (1) year of the commencement of construction of all the others, and Tenant hereby grants to Landlord the right to post notices of non-responsibility on the Demised Premises and record verified copies thereof in connection with all work of any kind upon the Demised Premises.

      Section 10.04. Tenant shall not mortgage or otherwise encumber either
(i) its interest in this Lease or any portion thereof, or (ii) its interest in the Demised Premises or any portion thereof, or (iii) its interest in any Space Lease or any other lease or sublease of the Demised Premises.


                                 ARTICLE XI

                    Repairs and Maintenance; Common Area
                    Maintenance and Common Area Charges

      Section 11.01. Tenant agrees, without cost to Landlord, to take good care of the entire Demised Premises, and in addition shall take good care of the Common Areas so long as Tenant is the Responsible Party and each and every part thereof (whether on, below or above the surface), including the Improvements (including the roofs, foundations, walls, heating, ventilating and air conditioning systems, plumbing, electric and other utility systems, windows and doors and their frames and apparatus, floors, storefronts, signs and landscaping thereof; but excluding the Landlord's Buildings, if any), the sidewalks, curbs, roadways, parking areas and fences, and Tenant agrees to keep all of the same in good, clean and safe order and condition, and shall promptly, at Tenant's own cost and expense, make all repairs, fix all potholes, resurface parking areas when necessary, all whether interior and exterior, structural and nonstructural, ordinary as well as extraordinary, foreseen as well as unforeseen, in order to keep the Demised Premises and the Common Area in good repair, good condition, safe, clean and sanitary condition, provided, however, if under another agreement, lease, license or an REA a third party (e.g. the fee owner of a Leasehold Property or the owner of an adjacent shopping center) is obligated to care for the parking areas or the other areas, Tenant need not do so, provided Tenant diligently and promptly and in good faith enforces the obligation of the third party to do so and Tenant does so in case of a default by such third party, if permitted. When used in this Article or elsewhere in this Lease, the word "repairs" shall include replacements when needed, but Tenant may repair an item rather than replace it if repairing it will serve to keep the item running properly and in good order. All such repairs (including replacements) made by Tenant shall be at least equal in quality and class to the original work.

      Section 11.02. Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in or to the Demised Premises or with respect to the Common Areas so long as Tenant is the Responsible Party, or spend any money, Tenant hereby assuming the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management and carrying charges of the Demised Premises and subject to being entitled to Landlord's Common Area charges, the Common Area of the Shopping Centers. Tenant expressly waives any right to make repairs at the expense of Landlord which might be provided for in any law now or hereafter in effect, subject to being entitled to Landlord's Common Area Charge. As to those portions of the Demised Premises occupied by another tenant or subtenant under a Space Lease which is a Collateral Lease, Tenant shall use diligent efforts promptly and in good faith to cause such tenants or subtenants to comply with its maintenance and repair obligations.

      Section 11.03. Except where a third party, such as an adjacent property owner pursuant to an REA performs CAM tasks, or except if pursuant to Section 11.12 Landlord elects to perform the CAM tasks, Tenant agrees that from and after the date of this Lease and throughout the term of this Lease, Tenant shall be the Responsible Party and assume responsibility for maintenance, repair and replacement, and the payment of all costs relating thereto of the Common Areas located on or serving each and all of the Shopping Centers (such tasks herein referred to collectively, the "CAM"), all in compliance with this Lease and in accordance with customary standards for comparable shopping centers in the area in which the Shopping Center is located. So long as Tenant is the Responsible Party, then Landlord, in the manner hereinafter provided, agrees, pursuant to Section 11.08, to reimburse to Tenant either by payment or by crediting Tenant against the next due installments of Basic Rent, during the term of this Lease, Landlord's Share of the CAM Costs with respect to each of the Shopping Centers ("Landlord's Common Area Charge"). The Responsible Party shall perform common area maintenance and repairs and other duties with respect to any adjoining property to the extent that the owner of the Shopping Center is required to do so under any REA, and any costs incurred, to the extent not reimbursed by other parties, shall be included in CAM Costs.

      Without limiting the foregoing, the expression "CAM Costs" shall include the total of all costs and expenses actually incurred for, and in connection with, the operating, repair, service, maintenance or replacements, of lighting facilities, all portions of the Common Areas, and allocated to the calendar year on the cash method of accounting. Any capital expenditure which would exceed Fifty Thousand Dollars ($50,000.00) for any one Shopping Center in any twelve (12) month period shall be amortized on a straight-line basis over their useful life and only such amortized portion shall be included in CAM Costs each year regardless of who is the Responsible Party. Such CAM Costs shall include the following: the amortizing amount of the capital expenditures referred to in the first sentence of this paragraph, charges for electricity for lighting of the Common Areas; the cost of repairing, maintaining, replacing and operating the Common Areas, including electrical and storm sewer systems; the wages of non-management personnel employed as security personnel or parking attendants, in cleaning sidewalks and parking areas, removal of snow, ice and trash and similar work; fixing of potholes, resurfacing and/or repaving the parking lot drives and entrances and exits; repairing and/or replacing sidewalks; cost of general supplies and materials consumed in the maintenance and operation of the Common Areas; the cost of maintaining and/or replacing landscaping in the Common Areas, cutting and feeding grass and shrubs and caring for and replacing landscaping when required with similar landscaping; the cost of rental of machinery and equipment used in operation and maintenance; the cost of commercial general liability and property damage insurance with respect to the Common Areas; the cost of miscellaneous repairs to the Common Areas and to signs; compliance with Requirements with respect to the Common Areas; and payments, if any, to adjacent owners under REAs for the privilege of using that owner's access or areas or for common area maintenance performed by such adjacent owner. Neither Tenant nor Landlord in performing the duties of the Responsible Party shall be entitled to any fee or charge from the other for its administrative, home office or overhead services or expenses. The Responsible Party shall have the right to contract out to independent contractors all or any aspect of the work or services. With respect to insurance premiums to be included in CAM Costs, if any insurance for the Common Areas is carried by a blanket policy, the premiums to be included in CAM Costs in which Landlord is to share shall be calculated on the premiums actually paid for the entire blanket policy coverage for all the properties (including those, if any, which are not Shopping Centers) divided by the aggregate square feet of buildings situated on all of the properties covered by the blanket policy in order to obtain a per square feet premium cost, which then would be applied to the number of square feet in Landlord's Buildings to determine Landlord's Share, or in the Demised Premises to determine Tenant's Share, as the case may be, as to any particular Shopping Center. Notwithstanding the above, upon the occurrence of an Event of Default, Landlord shall have the right from time to time to elect to have either Landlord or Tenant provide commercial general liability insurance for the Common Areas but until further notice, Landlord hereby directs Tenant to carry such commercial general liability insurance for the Common Area. In the event Landlord does not elect to have Tenant provide commercial general liability insurance for the Common Area, Landlord shall procure and maintain such commercial general liability insurance for the Common Area whereupon Tenant shall share in the cost and expense to Landlord for obtaining and carrying such insurance to the extent of Tenant's Share. Notwithstanding any provision contained in this Lease to the contrary, the party responsible for carrying general liability insurance shall also carry insurance coverage for owned, hired and non-owned automobiles.

      Section 11.04. In performing any construction at a Shopping Center, Landlord and Tenant agree that they will use their reasonable efforts to cause such activities to be conducted in a manner that will minimize interference with the other's business operations and with the business operations of other tenants and subtenants.

      Section 11.05. Notwithstanding anything in this Lease to the contrary, if Landlord, in connection with the construction of any future Landlord's Building, or Tenant, in connection with the construction of any expansion of the Demised Premises if permitted by Landlord, as the case may be, paves previously unpaved areas to enlarge the parking field or undertakes other capital improvements to the Common Areas, to the extent that such paving or capital improvements are required solely as a result of the construction of such future permitted Landlord's Building, or permitted expansion of a Demised Premises, such cost shall be borne by the constructing party, and the same shall not be deemed a part of CAM Cost, except when and to the extent such improvements become part of the Common Areas. In addition, the Responsible Party shall not include as a CAM Cost any expenditures for traffic control personnel or similar functions without first obtaining the non-Responsible Party's prior written consent.

      Section 11.06. The Responsible Party shall have the right to promulgate and enforce reasonable rules and regulations governing the conduct of customers and invitees in their use of the Common Areas in the Shopping Centers, so long as such rules and regulations are applied and enforced uniformly and without discrimination, and do not increase Landlord's or Tenant's obligations or burdens or require the expenditure of any money by Landlord or Tenant. As part of CAM, the Responsible Party will clear the snow and ice and trash from in front of all vacant storerooms in the Shopping Centers (even if the vacant storerooms are in the part of the Shopping Center not within the Demised Premises) including the sidewalks so long as such storerooms remain vacant; but Tenant shall not be required to clean snow, ice or trash from the sidewalks in front of storerooms in the Shopping Centers that are leased to and occupied by other tenants unless the Space Leases require the Landlord thereunder to perform same (in which case Tenant shall perform same unless Landlord is the Responsible Party).

      Section 11.07. It is agreed that if there are no Landlord's Buildings in a Shopping Center, one hundred percent (100%) of the CAM Costs for such Shopping Center shall be borne and paid for by Tenant without reimbursement from Landlord, and until such time as there shall exist Landlord's Buildings in such Shopping Center, Tenant shall bear and pay one hundred percent (100%) of the CAM Costs for that Shopping Center without receiving from Landlord any share or any other reimbursement.

      Section 11.08. Starting on the date of this Lease (prorated for a partial month at the beginning, if any), and throughout the remainder of the term of this Lease, the non-Responsible Party agrees to reimburse each month to the Responsible Party for each of the Shopping Centers its share of CAM Costs, the amount based on the square foot of Floor Area of the Demised Premises or Landlord's Buildings, as the case may be, in the applicable Shopping Centers; provided, however, the Floor Area of the Demised Premises shall include the entire Floor Area of the Redevelopment Properties and the five (5) non-Redevelopment Properties (even though Tenant may have terminated this Lease as to a portion of such Levitz Buildings pursuant to Sections 2.02, 2.03 and 2.04) until such time as the adjustment to the Floor Area of the Demised Premises is required to be made pursuant to Section 2.05; provided further, however, that this clause shall not apply if there are no Landlord's Buildings in a Shopping Center. The non-Responsible Party shall remit to the Responsible Party this amount which represents the non-Responsible Party's contribution to the cost of maintenance and operation of the Common Areas on a monthly basis as billed throughout the term of the Lease and any renewals or extensions thereof. If the non-Responsible Party fails to remit to the Responsible Party the non-Responsible Party's share of CAM Costs within thirty (30) days from receipt of an invoice therefor, then following such thirty (30) day period the unpaid portion of such non-Responsible Party's share of CAM Costs shall bear interest at the annual rate of twelve and three-quarters percent (12 3/4%) or the maximum rate permitted by applicable law, whichever is lower, until paid. If Tenant is the Responsible Party and it obtains a final and unappealable money judgment against Landlord for Landlord's share of CAM Costs, then Tenant may offset the amount of the judgment against the Basic Rent payable to Landlord under this Lease

      Within ninety (90) days after the end of each calendar year, the Responsible Party shall furnish the non-Responsible Party with an annual statement in reasonable detail of the Responsible Party's actual expenditures for CAM Costs during said year, and if said statement shows that the aggregate of the non-Responsible Party's monthly payments theretofore paid by the non-Responsible Party during such year was less than such non-Responsible Party's share, the non-Responsible Party shall pay the balance due to the Responsible Party (without interest) within thirty (30) days after receipt of said statement; and if the statement shows that said aggregate exceeds the non-Responsible Party's share, the Responsible Party with delivery of said statement shall refund a payment (without interest) for the excess. Landlord may pay Landlord's Share or credit Tenant against the next due installments of Basic Rent. The Responsible Party shall furnish the non-Responsible Party with copies of all invoices, paid receipts and other backup documents within twenty (20) days of the non-Responsible Party's written request, and the non-Responsible Party shall have the right at that party's expense to audit the Responsible Party's records regarding CAM Costs for the Shopping Centers for the calendar year just ended at reasonable times and on reasonable advance prior notice for twelve (12) months following the non-Responsible Party's receipt of the annual statement for such calendar year just ended.

      Section 11.09. Notwithstanding any provision to the contrary, in the Shopping Centers where there are Landlord's Buildings it is agreed that sewer, water, electric, gas or other similar utility lines, pipes, wires, equipment, facilities, apparatus or systems which are located outside of Landlord's Buildings or outside of the Demised Premises and which serve exclusively either Landlord's Buildings or the Demised Premises, as the case may be (hereinafter referred to collectively as "Outside Utility Apparatus") shall not be the responsibility of the Responsible Party as part of CAM, but shall be the responsibility of the party whose building is exclusively served, so that Landlord or its tenants in Landlord's Buildings (if the Outside Utility Apparatus services Landlord's Buildings exclusively) shall be solely responsible, or Tenant (if the Outside Utility Apparatus services the Demised Premises exclusively) shall be solely responsible from the point where such Outside Utility Apparatus services either the Demised Premises exclusively or Landlord's Buildings exclusively (as the case may be), notwithstanding that such Outside Utility Apparatus is located in the Common Areas. CAM Costs shall not include (i) Landlord's cost of any utility or other service, if any, separately sold by Landlord to Tenant or other tenants, (ii) costs incurred by Landlord or Tenant for alterations, if any, for other tenants, (iii) depreciation of the Shopping Center buildings or components, and (iv) debt service or indebtedness of Landlord or Tenant. If such Outside Utility Apparatus services the Demised Premises and Landlord's Buildings through common lines, such Outside Utility Apparatus shall be the responsibility of the Responsible Party as a part of CAM Costs. Further, but subject to Section 2.07, if any Outside Utility Apparatus is added to the Shopping Center after the date of this Lease by either Landlord or Tenant for the purpose of servicing either Landlord's Buildings or any of the Demised Premises exclusively (as the case may be), the cost of the initial construction and installation and of the subsequent maintenance, repair and replacement thereof shall be borne by the party (i.e. either Landlord or Tenant) whose building is serviced exclusively. However, any installation or construction of Common Area improvements which serve both the Landlord's Buildings and the Demised Premises or which serve the Common Areas which is necessitated by applicable laws, rules, regulations or orders of the governmental agencies having jurisdiction, shall be deemed to be part of CAM Costs.

      Section 11.10. Landlord agrees that Tenant shall enjoy, jointly and severally together with Landlord and others designated by Landlord, the access, parking, easement and right to receive services benefits that inure to the Landlord under all REAs, concerning such access, parking, easement rights or the right to receive services thereunder, excluding: (a) the right with respect to such matters to cure defaults of either the other party to the REA responsible for the common area maintenance or the owner of the remainder of the shopping center of which a Shopping Center is a part; and (b) the right to enforce performance of its (or their) obligations thereunder unless Landlord shall expressly delegate such right for a specific purpose. Landlord hereby reserves unto itself the rights of enforcement of all of the REAs, and also reserves unto itself all rights, privileges and benefits that are not of an access, parking, easement, or right to receive services nature. Landlord shall not modify or terminate any REA without Tenant's prior written consent which Tenant agrees not to unreasonably withhold or delay if the same would not materially adversely affect Tenant; provided, however, if an REA affecting a Shopping Center and adjacent land requires that the owner of the adjacent land make payments to the lessee or operator of the Shopping Center for CAM Costs, then Landlord and Tenant shall cooperate to cause such payments to be made to the Responsible Party for that Shopping Center involved, and such Responsible Party shall apply such payments first to pay CAM Costs for that Shopping Center, before Landlord and Tenant calculate their respective Landlord's Share and Tenant's Share out of the net. Any excess of such payments by the adjacent landowner over and above the CAM Costs for that Shopping Center for the particular year involved shall be paid to Tenant and Landlord according to their respective Landlord's Share and Tenant's Share for that Shopping Center. If, with respect to a failure to maintain the Common Areas, Tenant cures a default or enforces performance by the other owner or other party in accordance with an REA and in doing so spends money, or in the event that at the time in question Tenant is performing the common area maintenance under that REA and the adjacent owner fails to pay its share of expenses, Landlord grants Tenant, to the extent granted under the REA, the right to collect reimbursement of Tenant's Share from the adjacent owner or the other party to said REA, provided, however, no offset against Landlord under this Lease shall be available to Tenant against Basic Rent, other Rent or any other charges. To the extent Tenant is entitled to reimbursement for such expenditures from the other owner or other party under the REA, Tenant, to the extent allowed by law, shall be subrogated to Landlord's rights (including the right, if necessary to bring suit, to sue in Landlord's name) to collect such amount (i.e. Tenant's Share), and in furtherance thereof, Landlord shall deliver to Tenant, on Tenant's reasonable request, an assignment or confirmation of rights of collection for such amount. If any REA applicable to a Shopping Center requires Landlord to exercise a renewal option in order to extend the term thereof prior to the expiration of the term of this Lease as it applies to such Shopping Center, Landlord shall renew that REA.

      Section 11.11. In the event Tenant alone remains open on any Shopping Center at any time for business any time before 8:00 AM or after 10:00 PM on any day including Sunday and legal holidays or after 11:00 PM from (but excluding) Thanksgiving Day to Christmas Day (hereinafter referred to as "After Hours"), then Tenant shall bear the cost of the entire electric bills for electricity used to light the Common Areas on that Shopping Center which are attributable to such After Hours. If more stores than just Tenant alone remain open on that Shopping Center, so that another store (or stores) remains open with Tenant for all or part of the After Hours time that Tenant remains open, then for the time Tenant remains open with the others, Tenant (instead of bearing the entire cost) will bear a share of the cost of the After Hours lighting in the same ratio that the square footage size of the building on the Demised Premises bears to the square footage of all of the stores on that Shopping Center that are open After Hours during the same time with Tenant. In the event Tenant does not remain open After Hours but other tenants on the Shopping Center remain open After Hours, then Tenant under this Lease shall not be responsible to pay any share of such After Hours lighting. It is understood and agreed that parking lot lighting and other Common Area lighting customarily kept lit After Hours for security purposes or other similar purpose common to the benefit of the Shopping Center as a whole, even when no stores are open, shall be deemed to be part of the CAM Costs, and the foregoing After Hours provisions with respect to the tenants' sharing shall not relate to such lighting.

      Section 11.12. Notwithstanding any provision contained in this Lease to the contrary, Landlord shall have the right to cause Tenant to be the Responsible Party for any or all of the Shopping Centers. Tenant shall have the right to cancel Tenant's designation as the Responsible Party with respect to any or all of the Shopping Centers in which event Landlord shall become the Responsible Party, unless Landlord chooses not to be, in which event the provisions of Section 11.13 shall apply. Notwithstanding any provision contained in this Lease to the contrary (other than Article V, which shall have priority over this sentence), if no Event of Default then exists, Landlord shall have no right to become the Responsible Party with respect to a particular Shopping Center, and Tenant shall remain the Responsible Party, if: (a) there is no Landlord's Building at the particular Shopping Center; or (b) the Floor Area occupied by Tenant at the particular Shopping Center exceeds the Floor Area of the Landlord's Building at the particular Shopping Center.

      Section 11.13. In the event Landlord elects to become the Responsible Party, Landlord shall have the right to be the Responsible Party for any or all the Shopping Centers. Landlord may give Tenant at least thirty (30) days advance written notice of such election and on the effective date of Landlord's assuming the role of Responsible Party, Landlord shall function as the Responsible Party in the same manner as otherwise called for in this Lease, and Tenant shall pay to Landlord Tenant's Share of CAM Costs. Thus, the roles of manager of the Common Areas and passive contributor of the Common Area Charge, between Landlord and Tenant shall be reversed with respect to the Shopping Center as to which Landlord has so elected. Therefore, Tenant's annual proportionate share of CAM Costs shall be Tenant's Share. If Landlord thereafter shall commit a material default in performing the CAM and fails to cure within thirty (30) days after receipt of written notice from Tenant, or Landlord elects not to be the Responsible Party and does not re-designate Tenant as the Responsible Party, then Landlord and Tenant immediately shall mutually agree upon an outside, experienced person, firm or corporation who will act as manager and perform such functions, and within fifteen (15) days after notice Landlord shall designate an outside, experienced person, firm or corporation to act as manager and perform such functions, subject to Tenant's approval, which approval shall not be unreasonably withheld or delayed. If Tenant shall not object to a manager designated by Landlord by giving written notice to Landlord within seven (7) days following receipt of Landlord's notice to Tenant, it shall be deemed that Tenant shall have approved said manager. Landlord and Tenant each shall pay its respective Landlord's Share and Tenant's Share of CAM Costs, but in such case there shall be added to the CAM Costs the management fees reasonably charged by such manager. Tenant agrees that it shall always be responsible to fill any gap in time where there would be no Responsible Party until a person is found to assume such role. For example, if Landlord shall elect to dismiss Tenant as the Responsible Party, then until an outside manager assumes such role, if Landlord has elected not to be the Responsible Party, Tenant shall be the Responsible Party during such gap period, and any other like situations. If the Responsible Party neglects or fails to perform any CAM on any occasion or occasions during the term of this Lease, then the non-Responsible Party may give written notice thereof to the Responsible Party, and if the Responsible Party does not correct the condition within the time stipulated in this Lease but in no event in less than thirty (30) days (except in an emergency), the non-Responsible Party may itself correct the condition or cause the condition to be corrected, using outside contractors, if appropriate, and the Responsible Party's share of any costs and expenses incurred by the non-Responsible Party together with interest thereon at the annual rate of twelve and three-quarters percent (12 3/4%) or the maximum rate permitted by applicable law, whichever is lower, shall be paid to the non- Responsible Party by the Responsible Party within thirty (30) days from receipt of an invoice.


                                ARTICLE XII

                    Right of Landlord to Inspect and Repair

      Section 12.01. Tenant will permit Landlord and its authorized agents and representatives to enter the Demised Premises during reasonable business hours for the purpose of inspecting and, upon the occurrence of an Event of Default, making any necessary repairs and performing any other work that may be necessary by reason of Tenant's failure to make any such repairs or perform any such work therein or thereon or Tenant's failure to commence the same after reasonable written notice from Landlord. Landlord will, so long as circumstances do not require other notice, give Tenant five (5) days' advance written notice of Landlord's intention and having given Tenant the opportunity to make the repairs or perform the work, as provided in Article XX. If Landlord performs the repairs or work, Landlord will use reasonable efforts to minimize interference with Tenant's business. Nothing shall imply any duty on Landlord's part to do any such work, and performance thereof by Landlord shall not constitute a waiver of Tenant's default in having failed to perform the same or an assumption of liability or obligation with respect thereto. Landlord shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant by reason of making such repairs or the performance of any such work, or on account of bringing materials, tools, supplies or equipment into or through the Demised Premises during the course thereof and the obligations of Tenant under this Lease shall not be affected thereby. Nothing herein shall limit or change the provisions of Article VIII (Landlord's Right to Perform).

      Section 12.02. Landlord shall have the right to enter the Demised Premises at all reasonable times during reasonable business hours for the purpose of exhibiting the same to prospective purchasers, mortgagees or other persons. Landlord shall give Tenant at least five (5) days prior written notice of such inspection, and shall not interfere with the conduct of Tenant's business during its visits.


                                ARTICLE XIII

                              Indemnifications

      The indemnifications that follow in the next two Sections shall only apply to the extent the indemnified party is not covered and indemnified by insurance.

      Section 13.01. Excepting if caused solely by the negligence or willful acts of Landlord or its agents, employees or subtenants (other than Tenant or any one claims by, through or under Tenant, including any tenant occupying pursuant to a Collateral Lease), Tenant agrees to defend, indemnify and save harmless Landlord against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations arising from conduct or management of or from any work or thing whatsoever done in or about the Demised Premises and the Common Areas so long as Tenant is the Responsible Party, and will further indemnify and save Landlord harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising during the term of this Lease from any condition of any building, structure or improvement on the Demised Premises or the Common Areas so long as Tenant is the Responsible Party, or any street, curb or sidewalk adjoining the Demised Premises or the Common Areas so long as Tenant is the Responsible Party, or of any passageways or spaces therein or appurtenant thereto, or arising from any Event of Default under this Lease or any other agreement between Landlord and Tenant, or arising from any act of negligence of Tenant, or any of its agents, contractors, servants, employees, sublessees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the term of this Lease, in, on or about the Demised Premises or occurring in the Common Area of the Shopping Centers so long as Tenant is the Responsible Party, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred about any such claim or action or proceeding brought thereon; and in the event any action or proceeding be brought against Landlord, Tenant agrees to defend Landlord in such action or proceeding by counsel reasonably satisfactory to Landlord.

      Section 13.02. Excepting if caused solely by the negligence or willful acts of Tenant or its agents or employees, Landlord agrees to defend, indemnify and save harmless Tenant against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations arising from conduct or management of or from any work or thing whatsoever done in or about Landlord's Buildings and so long as Landlord is the Responsible Party, the Common Areas, and will further indemnify and save Tenant harmless against and from any and all claims by or on behalf of any person or persons, firm or firms, corporation or corporations, arising during the term of this Lease from any condition of any building, structure or improvement on Landlord's Building or, so long as Landlord is the Responsible Party, the Common Areas, or any street, curb or sidewalk adjoining Landlord's Building or the Common Areas so long as Landlord is the Responsible Party, or of any passageways or spaces in Landlord's Building, or arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Lease or any other agreement between Landlord and Tenant, or arising from any act of negligence of Landlord, or any of its agents, contractors, servants, employees, sublessees or licensees, or arising from any accident, injury or damage whatsoever caused to any person, firm or corporation occurring during the term of this Lease, in, on or about Landlord's Building or occurring in the Common Area of the Shopping Centers so long as Landlord is the Responsible Party, and from and against all costs, reasonable counsel fees, expenses and liabilities incurred about any such claim or action or proceeding brought thereon; and in the event any action or proceeding be brought against Tenant, Landlord agrees to defend Tenant in such action or proceeding by counsel reasonably satisfactory to Tenant.


                                ARTICLE XIV

                        Light, Heat and Power, etc.

      Section 14.01. Tenant agrees to pay, or cause to be paid, all charges which are incurred by Tenant, or which may be incurred by any subtenant of Tenant, which might be a charge or lien against the Demised Premises or for which Landlord may be held liable or with respect to the Common Areas so long as Tenant is the Responsible Party, for any utility or service, including gas, water, electricity, light, heat or power, telephone or other communication service installed, used, rendered or supplied upon or in connection with the Demised Premises, and Tenant agrees to defend, indemnify and save Landlord harmless from and against any liability or damages on such account. Tenant shall also procure, or cause to be procured, without cost to Landlord, any and all necessary permits, licenses or other authorizations required for the lawful and proper installation and maintenance upon the Demised Premises of wires, pipes, conduits, tubes and other equipment and appliances for use in supplying any such service to and upon the Demised Premises. Landlord shall not be required to furnish any utilities or services; however, Landlord shall grant such utility easements as may be reasonably necessary for the operation of Tenant's business in the Demised Premises.


                                 ARTICLE XV

                   Changes, Alterations and New Construction

      Section 15.01. Except if expressly otherwise provided in this Lease, Tenant shall not demolish, raze or remove any Improvements or add any new buildings (see also Article XIX). Tenant shall have the right at any time and from time to time during the term of this Lease to make, at its sole cost and expense, any (structural or non-structural) changes, additions and alterations (hereinafter collectively referred to as a "Change" or "Changes") to the Improvements which are part of the Demised Premises without Landlord's consent, provided Tenant complies with each of the following, which in all cases Tenant covenants to observe and perform:

            a. No Change shall be undertaken until Tenant procures and has paid for all permits and authorizations of all government or departments or subdivisions having jurisdiction. Landlord shall join in the applications whenever necessary, provided Landlord incurs no liability or expense in connection therewith.

            b. Any Change which constitutes either (i) a reduction of the square footage of a Levitz Building, or (ii) an expansion of the square footage of a Levitz Building, or (iii) the razing of and new construction of a Levitz Building shall not be in any of those instances commenced or done until Tenant shall have obtained Landlord's written approval which approval Landlord may grant or deny in Landlord's sole and absolute discretion. It shall not be unreasonable for Landlord to deny consent if expansion would prevent or hinder any future development or construction of the Shopping Centers (including expansion of Landlord's Building or building on the Common Areas by Landlord).

            c. Any Change shall not, when completed, be of such a character as to either reduce the value of the Levitz Building or any other portion of the Demised Premises below its value immediately before such Change, nor impair the structural strength or structural integrity thereof.

            d. Any Change shall be made promptly (Unavoidable Delays excepted) and in a good and workmanlike manner and in accordance with all applicable permits and authorizations and Requirements.

            e. Tenant shall comply with the provisions of Article X, and shall satisfy Landlord that if the Change involves in the aggregate more than Two Hundred Fifty Thousand Dollars ($250,000.00) of cost to any one Levitz Building, that Tenant proves to Landlord it has the financial ability to pay for it so as to avoid mechanics' liens against the Demised Premises or any liability on Landlord's part in the event of non-payment, which may be satisfied by Tenant furnishing Landlord with a payment and completion bond in advance of the work. No payment and completion bond shall be required for any non-structural Changes incidental to installing Tenant's Trade Fixtures of the Levitz Building.

            f. During the period of construction of any Change in, to or of the Improvements, Tenant shall maintain or cause to be maintained the following insurance:

               (1) The commercial liability and property damage insurance provided for in Section 5.02(a) for the mutual benefit of Landlord and Tenant as named insureds;

               (2) All-risk, including fire and any other applicable insurance provided for in Article V, which policy by endorsement, if not then covered, shall also insure any Change, under a broad form all risks builders' risk completed value form or equivalent thereof; and

               (3) Workers' compensation insurance covering all persons employed in connection with the work, with statutory limits as then required under the laws of the state in which the Demised Premises is situated.

            g. Upon Landlord's written request, Tenant shall provide Landlord with copies of all plans and specifications relating to any Changes.

      Section 15.02. Landlord hereby acknowledges that the closure of the warehouse portions of the Redevelopment Properties will necessitate the making of certain Changes to such Redevelopment Properties, and Landlord agrees not to unreasonably withhold its consent to such Changes.

      Section 15.03. All changes, additions and alterations (other than Tenant's Trade Fixtures and other personal property) to the Demised Premises and all restoration, repair and replacement of the Improvements pursuant to any of the provisions of this Lease (including Articles XV and XVI) or otherwise shall immediately become and remain the property of Landlord without any compensation.

      Section 15.04. Subject to the provisions contained in Overleases, REAs, Covenants, and subject also to the provisions of Section 6.03, Landlord shall have the exclusive right without Tenant's consent to develop, build, construct, expand and maintain and lease and alter or raze any Common Areas or alter, expand or raze any of Landlord's Buildings of which Landlord is the owner or which Landlord leases and is not leased to Tenant under this Lease at the time in question, and Landlord shall have the exclusive right to create, develop, construct and maintain new buildings and improvements thereon. (See also the last sentence in Section 6.03.) In performing any activities authorized by this Section 15.04, Landlord shall comply with all Requirements and shall not impair the structural integrity of the Levitz Building as a result of any construction and shall not unreasonably interfere with Tenant's business activities at the Shopping Center. Furthermore, Landlord hereby agrees that it will do none of the following without Tenant's prior consent (such consent not to be unreasonably withheld, conditioned or delayed): (1) change the Common Areas if such change would have a material adverse effect upon: (a) the flow of vehicular traffic within the Shopping Center; (b) access to the Shopping Center; or (c) the ratio of parking spaces to Floor Area at the Shopping Center; (2) construct any new building or addition to an existing Levitz Building if the footprint of the new building or addition would be located in any existing parking area within the Shopping Center (provided, however, Landlord may construct a parking deck structure in any existing parking area if the location of the parking deck does not adversely affect the access to, or visibility of, the Levitz Building); or (3) subject to Articles XVI and XVIII, demolish any existing improvements unless Landlord plans to: (a) complete the construction of new improvements in the same general location within eighteen (18) months after the completion of such demolition; or (b) pave and/or landscape the area where the improvements were located within one hundred eighty (180) days after the completion of such demolition so that the area is left in a reasonably safe and sightly condition. Landlord shall notify Tenant at least ten (10) days prior to the commencement of any such work, and once commenced, such work shall be diligently prosecuted.

      Section 15.05. In each case where any Landlord's Building exists at a Shopping Center, Landlord shall have the right, at Landlord's sole cost and expense, to replace any existing exterior signage at that Shopping Center of whatever nature and wherever located, with new signage, which new signage shall be shared by Tenant and Landlord in the same ratio that the amount of Floor Area within their respective buildings bears to the total Floor Area in the particular Shopping Center. For example, if Tenant occupies 40,000 square feet of Floor Area at the particular Shopping Center and the Floor Area of the Landlord's Building at the particular Shopping Center is 60,000 square feet, then forty percent (40%) of the sign panel may be used by Tenant and sixty percent (60%) of the sign panel may be used by Landlord or its designees. Any shared signage to be erected by Landlord shall be subject to the approval of Tenant, such approval not to be unreasonably withheld, conditioned or delayed. The party with the larger percentage of Floor Area at the Shopping Center shall have the right to occupy the top position within the sign panel.


                                ARTICLE XVI

                        Destruction and Restoration

      Section 16.01. Subject to the provisions of Section 16.04, in case of any damage to or destruction of the Improvements which constitute the Demised Premises by fire or any other cause or any Partial taking (as hereinafter defined), Tenant, at Tenant's sole cost and expense, whether or not the insurance proceeds, if any, shall be sufficient for the purpose, and irrespective of the amount of any loss, shall restore, repair, replace, rebuild or alter the same (collectively referred to as "Restoration") as nearly as possible to their value, condition and character immediately prior to such damage, destruction or Partial Taking or with such reasonable changes or reasonable alterations as may be desired by Tenant for sound business reasons, but in conformity with and subject to the conditions of
Article XV. Such Restoration shall be commenced and prosecuted with due diligence in good faith. In case of damage to or destruction of any of the Improvements in the Shopping Centers by fire or other cause, Tenant shall promptly give written notice thereof to Landlord.

      Section 16.02. All insurance money paid as provided in Section 5.05 for damage or destruction and all Net Awards in respect of any Partial Taking, less the actual costs, fees and expenses, if any, incurred in connection with the adjustment of the loss, in an amount up to One Hundred Fifty Thousand Dollars ($150,000.00), shall be paid to Tenant, and if over One Hundred Fifty Thousand Dollars ($150,000.00), shall be paid to the Insurance Trustee, held in trust in all cases (including whether held by Tenant or over One Hundred Fifty Thousand Dollars ($150,000.00) and held by the Insurance Trustee), and applied to the payment of the cost of the aforesaid Restoration, including cost of demolition and temporary repairs and for the protection of property pending the completion of permanent Restoration paid out from time to time to Tenant or in accordance with any Insurance Trustee's directions, as Restoration progresses on the written approval of Landlord, which shall not be unreasonably withheld, and the written request of Tenant which shall be accompanied by the following:

            a. A duplicate original copy of all the construction contracts and all supporting documents relating to a request for money and certificate signed by Tenant's regular Vice President, dated not more than thirty (30) days prior to such request, setting forth the following:

               (1) That the sum then requested either has been paid by Tenant, or is justly due to contractors, subcontractors, materialmen, engineers, architects or other persons who have rendered services or furnished materials for the Restoration therein specified, the names and addresses of such persons, a brief description of such services and materials, the several amounts so paid or due to each of said persons in respect thereof, that no part of such expenditures has been or is being made the basis in any previous or then-pending request for the withdrawal of insurance money or Net Awards or has been made out of the proceeds of insurance or Net Awards received by Tenant, and that the sum then requested does not exceed the cost of the services and materials described in the certificate;

               (2) That, except for the amount, if any, stated in such certificate to be due for services or materials and except for any amount to be withheld pursuant to a directly related construction contract and except for any amount being contested by Tenant pursuant to Section 10.01, there is no outstanding indebtedness known to Tenant, after due inquiry, which is then due and payable for labor, wages, materials, supplies or services in connection with such Restoration which, if unpaid, might become the basis of a vendor's, mechanic's, laborer's or materialman's statutory or similar lien upon such Restoration or upon Tenant's leasehold interest in the Demised Premises; and

               (3) That the cost, as estimated by Tenant, of the Restoration required to be done subsequent to the date of such certificate in order to complete the same, does not exceed the insurance money or Net Awards, as the case may be, plus any amount deposited by Tenant to defray such cost and remaining in the hands of the recipient designated in Section
5.05 after payment of the sum requested in such certificate.

            b. If requested by Landlord, evidence reasonably satisfactory to Landlord to the effect that there has not been filed with respect to the Demised Premises or Tenant's leasehold interest any vendor's, mechanic's, laborer's, materialman's or other similar lien, which has not been discharged of record, except such as will be discharged by payment of the amount then requested. In the event that any such Restoration involves expenditures in excess of Two Hundred Fifty Thousand Dollars ($250,000.00), the certificate required by paragraph (a) of this Section shall be a certificate signed by the architect or engineer in charge of the Restoration, selected by Tenant and reasonably satisfactory to Landlord.

      If the insurance money or Net Awards, as the case may be, at the time held by the recipient designated by Section 5.05, less the actual costs, fees and reasonable expenses, if any, incurred by Landlord in connection with the adjustment of the loss, shall be insufficient in the reasonable judgment of Landlord to pay the entire cost of such Restoration, Tenant shall pay the deficiency to said recipient, prior to commencement of construction, or, if construction is underway, prior to continuation of the construction and before the next requisition for insurance moneys or Net Awards, as the case may be, need be honored.

      Upon the receipt by said recipient of satisfactory evidence, of the character required by the foregoing provisions of this Section 16.01, that the restoration has been fully completed and paid for in full and that there are no liens of the character referred to therein, and there is no Event of Default by Tenant under this Lease, any balance of the insurance money at the time held by said recipient shall be paid to Tenant, and if there is then existing an Event of Default, paid to Landlord to be applied to cure the Event of Default.

      Section 16.03. Except as set forth in Section 16.04, no destruction of, or damage to the Demised Premises or the Shopping Centers or any part thereof, by fire or any other cause shall permit Tenant to surrender this Lease or shall relieve Tenant from its obligations to pay the full Basic Rent and other Rent or relieve Tenant from any of its other obligations under this Lease; and to the extent not prohibited by applicable law, Tenant waives any rights now or hereafter conferred upon it by statute or otherwise to quit or surrender this Lease or the Demised Premises or any suspension, diminution, abatement or reduction of rent on account of any such destruction or damage.

      Section 16.04. If any Levitz Building shall be: (a) totally destroyed; or (b) damaged during the last three (3) years of the term of this Lease and the cost of Restoration is reasonably estimated by a licensed architect or licensed engineer (selected by Tenant and reasonably approved by Landlord) to exceed thirty percent (30%) of the replacement cost of the particular Levitz Building, or (c) damaged during the last year of the term of this Lease and the cost of Restoration is reasonably estimated by a licensed architect or licensed engineer (selected by Tenant and reasonably approved by Landlord) to exceed fifteen percent (15%) of the replacement cost of the particular Levitz Building; then Tenant may terminate this Lease solely with respect to the particular Levitz Building so damaged or destroyed by written notice to Landlord within thirty (30) days after the occurrence of such damage or destruction, such termination date to be no less than forty-five (45) days and no more than sixty (60) days after the occurrence of such damage or destruction; and this Lease shall remain in full force and effect as to the remaining portions of the Demised Premises. If Tenant elects to terminate this Lease solely with respect to a damaged or destroyed Levitz Building as aforesaid, then Tenant shall include in its notice of termination (i) the date of termination,
(ii) an assignment to Landlord of Tenant's entire right, title and interest in and to all insurance proceeds relating to such damage or destruction (but not as to any insurance proceeds relating to Tenant's Trade Fixtures or personal property), and (iii) any deductible due under such policy; and no notice of termination shall be effective unless the items referred to in clauses (i), (ii) and (iii) are included in the termination notice. Commencing on the date of termination or the date Tenant entirely vacates and surrenders the damaged or destroyed Levitz Building with respect to which this Lease has been terminated, whichever is later, the annual Basic Rent shall be reduced in an amount equal to the product of the annual Basic Rent multiplied by a fraction, the numerator of which is the Liquidation Value of the Shopping Center in which the damaged or destroyed Levitz Building with respect to which this Lease has been terminated is located and the denominator of which is the Total Liquidation Value. Notwithstanding anything contained in this Article XVI to the contrary, if any applicable Overlease, REA or Covenant requires the Restoration of any damaged or destroyed portion of the Demised Premises, then Tenant may not terminate this Lease with respect to such damaged or destroyed portion of the Demised Premises unless the period between the proposed date of termination and the deadline for completing the Restoration is at least three hundred sixty-five (365) days. If any Overlease permits the Landlord to terminate such Overlease upon the occurrence of any damage or destruction, and all or any portion of the premises demised pursuant to the Overlease are then demised to Tenant pursuant to this Lease, then Landlord shall not terminate such Overlease without first obtaining Tenant's consent, such consent not to be unreasonably withheld, conditioned or delayed. If Tenant grants such consent and Landlord terminates the Overlease, or if the Overlease permits the landlord under the Overlease to terminate the Overlease upon the occurrence of such damage or destruction, then the Basic Rent shall be adjusted as provided in the third sentence of this Section 16.04.

      Section 16.05. In the event any of Landlord's Buildings is damaged or destroyed by casualty, and if Landlord does not restore the building, Landlord shall promptly clear all debris remaining from the damage and either repair and put the remaining building in a sightly condition or raze the building remains and keep the area of the former building sightly at its own expense.


                                ARTICLE XVII

                              Quiet Enjoyment

      Section 17.01. Landlord agrees that, upon paying the Rent and all other charges herein provided for and observing and keeping all covenants, agreements and conditions of this Lease on its part to be observed and kept, Tenant shall quietly have and enjoy the Demised Premises during the term of this Lease without hindrance or molestation by Landlord, subject, however, to the provisions of this Lease and to all matters which now affect the Demised Premises including the Overleases and all matters affecting title to the Demised Premises, whether or not of record, and the rights and interests of persons and tenants in possession.


                               ARTICLE XVIII

                               Eminent Domain

      Section 18.01. In the event that a Shopping Center or Shopping Centers or any portion thereof shall be taken in condemnation proceedings or by exercise of any right of eminent domain or by agreement between Landlord and Tenant and those authorized to exercise such right (hereinafter referred to as "condemnation proceedings" or a "taking"), Landlord shall be entitled to collect from any condemnor the entire compensation that may be awarded in any such proceedings for the Shopping Center or Shopping Centers so taken, including the fee title (as to Fee Title Properties), the Improvements, Landlord's reversion and all leasehold interests, without deduction therefrom for any estate hereby vested in or owned by Tenant or any estate vested in any other tenant or subtenant, subject, however, to the rights of Tenant as set forth in this Article. Tenant agrees to execute any and all further documents that may be required in order to facilitate collection by Landlord of any and all such awards.

      Section 18.02. If at any time during the term of this Lease there shall be a total taking (as hereinafter defined) of all or a portion of the Demised Premises situated on a particular Shopping Center, then this Lease shall terminate and expire only with respect to the particular portion of the Demised Premises so taken on the date of surrender of possession to the condemning authority of the particular portion of the Demised Premises on that Shopping Center so taken as a result of such total taking. In the event this Lease terminates as to a particular portion of the Demised Premises on that Shopping Center as the result of a total taking, Tenant shall continue to pay in full the Rent hereunder and, shall in all other respects, keep, observe and perform all the terms, covenants, agreements, provisions, conditions and limitations of this Lease to be kept, observed and performed by Tenant until the date of such surrender. Thereafter, that particular portion of the Demised Premises shall be deleted from this Lease and not be a part of the Demised Premises and the annual Basic Rent shall be reduced in an amount equal to the product of the annual Basic Rent multiplied by a fraction, the numerator of which is the Liquidation Value of the particular portion of the Demised Premises with respect to which this Lease has been terminated and the denominator of which is the Total Liquidation Value; and this Lease shall remain in full force and effect as to the remaining portions of the Demised Premises. As used herein "total taking" shall mean (a) a taking of the whole of the Demised Premises on that single, individual Shopping Center, or (b) a taking of less than the whole of the Demised Premises on that single, individual Shopping Center, but, the taking is of such a substantial part of that Shopping Center that it results in the portion of the Demised Premises on that Shopping Center remaining after such taking (even if Restoration were made) being economically infeasible for the use of that particular portion of the Demised Premises on that Shopping Center. A taking of a portion or portions of areas of a single, individual Shopping Center being utilized for parking purposes shall not constitute a total taking unless there is taken twenty percent (20%) or more of the area of the Land of that particular Shopping Center which is used or useable for parking and Landlord does not provide an adequate alternative parking area or facility for such use (including areas to which an REA, if any, applies).

      Section 18.03. In the event of a total taking affecting one or more of the Shopping Centers as aforesaid, then and in such event the proceeds of the entire award for such taking which are left after paying all reasonable legal fees and other reasonable expert fees and other reasonable expenses of collection and after the Overlandlord receives the proceeds, if any, to which it is entitled ("Net Award") shall be paid to Landlord as Landlord's property, and Tenant shall not be entitled to any portion of the award for the value of Tenant's leasehold interest in the Shopping Center taken or otherwise. No claim or demand of any kind shall be made by Tenant against Landlord or against an Overlandlord or the condemning authority or any other party by reason of such termination or taking.

      Section 18.04. If at any time during the term of this Lease there shall be a taking of only a part of a particular Shopping Center which is not a total taking as defined in Section 18.02 (which said taking is hereinafter called a "Partial Taking"), this Lease shall not terminate as to such Demised Premises on that Shopping Center and Tenant shall promptly, except for Unavoidable Delays, in compliance with the provisions of Article XVI of this Lease, repair any damage to the Demised Premises or the Shopping Center resulting from such partial taking, and of the Improvements so damaged so as to render the same as nearly as possible a complete and satisfactory architectural unit of the same type and class immediately preceding such taking, unless Landlord elects as to Landlord's Buildings not to restore or replace Landlord's Buildings, as stated in clause (b) of this Section 18.04.

      In the event of a Partial Taking as aforesaid, as compensation for the respective interests of Landlord and Tenant taken as aforesaid the Net Award, subject to the Overleases shall be allocated, applied and distributed as follows and in the following order of priority:

      (a) So much thereof as shall be reasonably necessary to repair any damage to the Shopping Center, or any part thereof, resulting from such Partial Taking, and to demolish, alter, restore, replace or repair the portion of the Improvements so damaged so as to render the same as nearly as possible a complete and satisfactory architectural unit of the same type and class immediately preceding such Partial Taking as provided above, shall be made available to Tenant for the purposes aforesaid substantially in the same manner and subject to the same conditions as those set forth in
Article XVI with respect to insurance proceeds and other moneys; and

      (b) Landlord shall be entitled to retain the entire remainder of the Net Award as compensation for its interest in the Shopping Center thus taken. In the event the cost of said repairs, demolitions, alterations, restoration, replacement or rebuilding of the Demised Premises shall exceed the Net Award, Tenant shall pay the deficiency. Landlord shall not be obligated to restore or replace or shall not be entitled to have Tenant restore or replace any Landlord's Buildings unless Landlord elects to do so at Landlord's expense, but to the extent Landlord receives and retains the Net Award Landlord shall restore or rebuild the Common Areas remaining after the taking.

      Notwithstanding the occurrence of a Partial Taking, the Basic Rent payable in the amounts as provided in Sections 3.01 and 25.02 shall continue and shall not be suspended, waived, diminished or reduced or the payment thereof interrupted, delayed or deferred, excepting that if Landlord shall actually receive and retain as its own funds any remainder of the Net Award pursuant to clause (a) or, remaining after Landlord spends money to restore Landlord's Buildings, retained pursuant to clause (b) above, the annual Basic Rent shall be reduced in an amount equal to the product obtained by multiplying ten and three-quarters percent (10.75%) by the amount of the Net Award actually received and retained by Landlord, if any, after Landlord has applied and distributed the Net Award for the repair of the remaining Shopping Center in accordance with clause (a) in
Section 18.04.

      Section 18.05. In the event of any dispute between Landlord and Tenant as to whether a total taking within the meaning of this Lease shall have occurred (including an assertion by Tenant that is has the right to terminate this Lease as to the particular Shopping Center affected pursuant to Section 18.02, clause (b) therein), or as to the amount of the Restoration fund, such matters shall be determined by arbitration as provided in Article XXI of this Lease.

      Section 18.06. If all or any portion of the Demised Premises is taken by the exercise of the right of eminent domain for governmental occupancy for a limited period for less than the term then remaining ("Temporary Taking"), this Lease will not terminate and Tenant will continue to perform all of Tenant's obligations as though such taking had not occurred (except to the extent that Tenant is prevented from doing so by reason of such taking; provided, in no event will Tenant be excused from the payment of Rent and all other charges required to be paid by Tenant under this Lease). In the event of such Temporary Taking, Tenant will be entitled to receive the entire amount of any award made for such taking (whether paid by way of damages, rent or otherwise) and Landlord hereby assigns such award to Tenant, unless the period of governmental occupancy extends beyond the end of the term of this Lease, in which case the award will be equitably apportioned between Landlord and Tenant on a per diem basis. To the extent possible, Tenant agrees to restore the Improvements to the condition which existed prior to such Temporary Taking at Tenant's expense at the termination of any such governmental occupancy. If a Temporary Taking occurs and the condemning authority provides Landlord and Tenant with a written certification within thirty (30) days after the commencement of Temporary Taking indicating that such Temporary Taking is reasonably estimated to terminate during the last year of the term of this Lease, then such Temporary Taking shall be treated as a Partial Taking (if only a portion of the Demised Premises are the subject of the Temporary Taking) or a total taking (if all of the Demised Premises are the subject of the Temporary Taking).

      Section 18.07. Nothing herein contained shall prevent Tenant from maintaining or prosecuting its own independent action in such condemnation proceeding for a separate damage award for the value of any Tenant's Trade Fixtures and other removable personal property or for relocation expenses and damages for interruption of Tenant's business; provided, however, that no such award to Tenant shall reduce, affect or compromise the amount of Landlord's award pursuant to Section 18.01 or 18.03, which shall have priority, and if it would reduce Landlord's benefits and compensation for the fee title, if any, of Landlord or the leasehold value, Tenant shall not make such claim for those damages.


                                ARTICLE XIX

         Assignments and Subleases; Leasehold Properties; Space Leases

      Section 19.01. All the provisions contained in this Article XIX shall be subject to Overleases, Covenants, REAs or any other documents of record or in any documents to which Tenant is a party or is bound, and shall be also subject to all laws. Except as hereinafter otherwise provided, Tenant may not sublet all or any portion of the Demised Premises without the prior written consent of Landlord, such consent to be granted or denied in Landlord's sole and absolute discretion. Notwithstanding the foregoing subletting restriction, after the Optional Termination Period, if no Event of Default then exists, Tenant may sublet all or any portion of a Levitz Building in accordance with the following provisions: If Tenant intends to sublease all or any portion of a Levitz Building (a "Proposed Subletting"), then Tenant shall notify Landlord in writing (the "Sublease Notice") of such Proposed Subletting, and shall include in the Sublease Notice a floor plan of the proposed premises to be sublet (the "Proposed Sublet Premises"), which floor plan shall identify the rentable and usable square footage of the Proposed Sublet Premises and all existing and proposed demising walls, entrances and exits relating thereto. Tenant may not cause or permit any Demised Premises within a single Levitz Building to be demised or divided into more than two (2) separate premises (regardless of whether the sublease is fashioned as a unitary sublease or otherwise), and the Proposed Sublet Premises shall be configured in a manner so as not to diminish the utility or value of the balance of the Demised Premises within the same Levitz Building. Landlord shall have ninety (90) days after its receipt of the Sublease Notice (the "Recapture Period") to elect to terminate this Lease with respect to the entire Proposed Sublet Premises and recapture same by giving Tenant written notice of its election to do so ("Recapture Notice"), such Recapture Notice to be given, if at all, prior to the expiration of the Recapture Period; provided, however, if Tenant's Sublease Notice includes a bona fide fully executed letter of intent or conditional sublease between Tenant and a non-affiliate of Tenant with respect to the Proposed Sublet Premises, then the Recapture Period shall be reduced to forty-five (45) days. If the Proposed Sublet Premises consist of more than one Levitz Building, then Landlord may elect to recapture a portion of the Proposed Sublet Premises; provided, however, such recaptured portion shall not be less than the entire Proposed Sublet Premises at any particular Levitz Building; provided further, however, if the Sublease Notice indicates that a single subtenant intends to sublease all of the Proposed Sublet Premises (whether pursuant to a unitary sublease or otherwise), then Landlord may not recapture less than the entire Proposed Sublet Premises if, following such partial recapture, the Proposed Sublet Premises will consist of less than six (6) separate premises. For example, if the Proposed Sublet Premises consist of twenty-five thousand (25,000) square feet in each of eight (8) Levitz Buildings (i.e. 200,000 square feet in the aggregate), then Landlord has the right to recapture all of the Proposed Sublet Premises (i.e. 200,000 square feet) or all of the Proposed Sublet Premises at any two of the particular Levitz Buildings (i.e. 50,000 square feet). As a further example, if the Proposed Sublet Premises consists of two (2) seventy-five thousand (75,000) square foot spaces in each of three (3) Levitz Buildings and one (1) seventy-five thousand (75,000) square foot spaces in a fourth Levitz Building (i.e. 525,000 square feet in the aggregate), then Landlord has the right to recapture all of the Proposed Sublet Premises (i.e. 525,000 square feet) or the seventy-five thousand (75,000) square feet in the fourth Levitz Building. The date of termination with respect to the Proposed Sublet Premises shall be set forth in the Recapture Notice and shall be no earlier than thirty
(30) days and no later than ninety (90) days after the date Tenant receives the Recapture Notice. Subject to the provisions of the next paragraph, if Landlord fails to give a Recapture Notice within the Recapture Period, then Landlord shall be deemed to have waived its recapture right with respect to the Proposed Sublet Premises and Tenant may sublet the Proposed Sublet Premises. The subtenant's proposed use of the Proposed Sublet Premises shall be any retail use permitted under applicable law that does not violate or conflict with any current or future exclusive use enjoyed by any other occupant at the same Shopping Center.

      If: (a) Landlord does not elect to recapture the Proposed Sublet Premises; and (b)(i) Tenant does not enter into a bona fide sublease for all of the Proposed Sublet Premises within two hundred ten (210) days after the expiration of the Recapture Period; or (ii) Tenant enters into a bona fide sublease for all of the Proposed Sublet Premises within two hundred ten (210) days after the expiration of the Recapture Period, but the subtenant fails to take occupancy within ninety (90) days of execution of the sublease; or (iii) the sublease expires or terminates; then, in such event, Landlord's recapture right shall continue, and Tenant may not sublease or re-sublease the Proposed Sublet Premises unless Tenant provides a new Sublease Notice to Landlord in accordance with the prior paragraph.

      If Landlord elects to recapture the Proposed Sublet Premises, then the Basic Rent shall be reduced by an amount equal to the product of the annual Basic Rent multiplied by a fraction, the numerator or which is the Liquidation Value of the Proposed Sublet Premises and the denominator of which is the Total Liquidation Value; provided, however, if the Proposed Sublet Premises consists of only a portion of a Levitz Building, then the Liquidation Value relating to such portion shall be determined by multiplying the Liquidation Value of the Levitz Building within which such portion is located by a fraction, the numerator or which is the fair rental value of such portion, and the denominator of which is the fair rental value of the entire Levitz Building within which such portion is located. If the parties cannot agree upon the fair rental value of the particular Levitz Building or the portion thereof to be sublet, then the fair rental value shall be determined by appraisal pursuant to Article XXI. For example, if Tenant proposes to sublease the entire Fresno, CA Levitz Building and 50,000 square feet in the Mesa, AZ Levitz Building, and Landlord elects to recapture such space, then assuming the fair rental value of the 50,000 square feet in the Mesa, AZ Levitz Building is $250,000 per year and the fair rental value of the entire Mesa, AZ Levitz Building is $1,000,000 per year, the annual Basic Rent shall be reduced by $109,865 (i.e. $7,273,020 x $1,022,000 / $67,656,000) with respect to the Fresno, CA
Levitz Building and $52,030 (i.e. $7,163,155 x $1,936,000 / $66,634,000 x
$250,000 / $1,000,000) with respect to the 50,000 square feet at the Mesa, AZ Levitz Building.

      Tenant may in any or all of the Levitz Buildings enter into agreements for concessions and licenses relating to uses and purposes consistent with the operation of a furniture store and other uses permitted under Article VI.

      Tenant may assign or transfer its entire interest in this Lease (but not less than its entire interest) without Landlord's consent if the assignee has delivered to Landlord an unqualified opinion indicating that the assignee has an audited tangible net worth of at least Fifteen Million Dollars ($15,000,000.00). However, Tenant shall always remain fully and primarily liable under this Lease notwithstanding any assignment, and the assigned Lease shall not derogate from the fact or operate to change the fact that every Shopping Center affected by Tenant's assignment remains covered by this Lease, a single, unitary Lease covering all the Shopping Centers.

      No sale, assignment or transfer of this Lease by Tenant shall be effective until there shall have been delivered to Landlord a duplicate original of such assignment containing an agreement, in recordable form, executed by the assignor and the proposed assignee whereby such assignee assumes the Lease and the assignee shall agree, expressly for the benefit of Landlord, to keep and perform and be bound, subject to the foregoing, by each and all of the covenants, conditions, restrictions and provisions in this Lease contained on the part of Tenant, and any such sale, assignment or transfer shall be subject to each and all of such covenants, conditions, restrictions and provisions. Any purported sublease, sale, assignment or transfer by Tenant which is not in conformity with the terms of this Lease shall be void and of no force or effect whatsoever.

      Notwithstanding the foregoing, Landlord shall not have the right to recapture the Proposed Sublet Premises or any portion thereof pursuant to
Section 6.02 or this Section 19.01 if: (a) the Proposed Sublet Premises consist of at least six (6) Levitz Buildings within a three hundred (300) mile radius; (b) the sublease only permits the subleased premises to be used as a furniture store business; (c) the sublease contains a provision comparable to the third sentence of Section 6.01; and (d) the subtenant has delivered to Landlord an unqualified opinion indicating that the subtenant (or any guarantor of the subtenant's obligations under the sublease) has an audited tangible net worth of at least Fifteen Million Dollars ($15,000,000.00).

      Section 19.02. Tenant agrees that each sublease entered into by Tenant during the term of this Lease will contain a provision whereby the subtenant, at the option of Landlord, agrees to attorn to Landlord in the event of the termination of this Lease whether such subtenant holds a non-disturbance agreement or not. Within ten (10) days after written demand, but not more often than four (4) times each year, Tenant will furnish to Landlord a schedule, certified as correct by Tenant, setting forth all leases and subleases then in effect including the names of the tenants thereunder, a description of the sublet demised premises and the amount of annual rent and other payments (with a copy of the sublease, if requested) payable by each subtenant thereunder. It is understood that Landlord's consent or Tenant's right to sublet shall neither (expressly or by implication) obligate Landlord to grant any non-disturbance rights to the subtenant, or any other rights from Landlord to the subtenant, except as expressly stated in this Lease, nor grant the subtenant any right of possession, use or occupancy for a term lasting beyond the end of the term of this Lease (whether it ends by effluxion or early termination), except as otherwise agreed to in a non-disturbance agreement given to such subtenant, if any, nor grant the subtenant any rights to awards in eminent domain or other moneys beyond the Tenant's rights relating to such awards under this Lease, and such subleases shall be subject and subordinate to and the subtenant bound by this Lease.

      Section 19.03. (a) Contemporaneously with the making of this Lease, Tenant, as landlord, has unconditionally assigned to Landlord Tenant's entire right, title and interest in and to all Space Leases covering portions of the Shopping Centers which are in effect at the date of this Lease, each such assignment dated the same date as this Lease (herein sometimes referred to as "Transferred Leases"), a true and correct list of which in set forth in Exhibit "G" attached hereto and made a part hereof. Tenant also will assign to Landlord, as additional security to Landlord for Tenant's liability under this Lease, its interest as landlord under all future subleases hereafter entered into by Tenant and all such future subleases shall be called "Collateral Leases" under this Lease; the assignments to be used, both the unconditional and conditional, shall be prepared by Landlord's attorney, subject to Tenant's reasonable approval; and the conditional assignments may be structured as a present assignment with a license to assignor to collect rents under the Collateral Leases provided Tenant is not in default hereunder.

            (b) Intending for Landlord to retain the security interest in the Collateral Leases described in Section 19.03(a) and without relinquishing, diminishing or impairing such security interest in and to the Collateral Leases, Tenant hereby assumes and agrees to perform and observe the landlord's obligations under each and all the Collateral Leases and agrees to defend, indemnify Landlord and hold Landlord harmless from and against all liabilities and obligations relating to or arising out of all of the Collateral Leases and any and all future subleases entered into by Tenant, and Tenant shall have all the liabilities and obligations as the landlord arising out of said Collateral Leases and said future subleases, including all brokerage commissions or fees, if any, associated with any of said Collateral Leases or future subleases; provided, however, a default by Tenant as landlord under a Collateral Lease shall not, in and of itself, constitute an Event of Default hereunder. If an Event of Default under the Lease occurs and is continuing, Landlord shall have the right immediately to receive and retain the rent, issues and profits from the Collateral Leases and shall apply same (after deducting costs of collection) towards curing Tenant's default, but any collection of rent shall not be deemed to be a recognition or non-disturbance agreement in favor of the tenant or subtenant.

            (c) Landlord and Tenant will, upon signing this Lease and thereafter from time to time, cause the appropriate UCC-1 and UCC-3 Financing Statements to be signed and filed and re-filed to perfect the lien and maintain the priority of the collateral assignment of the Collateral Leases. Tenant will execute and deliver a separate instrument of collateral assignment prepared by Landlord's lawyer, if requested by Landlord, for each Collateral Lease as well as for each Transferred Lease.

      Section 19.04. If a proposed subtenant of at least thirty-five thousand (35,000) square feet of contiguous Floor Area in a Levitz Building desires a non-disturbance agreement from Landlord as a prerequisite to entering into the sublease for such space, then Tenant shall notify Landlord in writing accompanied by the proposed sublease and information regarding the proposed subtenant, its business, operations and financial condition, and any Changes, new structures or other alterations or improvements as may be proposed and other information Landlord reasonably requests. Landlord shall not be obligated to grant a non-disturbance agreement with respect to a sublease of at least thirty-five thousand (35,000) square feet of contiguous Floor Area in a Levitz Building, except if each and all the following conditions precedent are satisfied:

            (a) the proposed sublease form shall contain commercially reasonable terms and shall provide for the subtenant to pay a fixed, basic rent (separate from the additional rent payments such as for common area maintenance, taxes, insurance and the like) equivalent to the fair rental value then prevailing in the city or town where the Levitz Building is located for similarly situated premises, and the proposed sublease, in addition to meeting the requirements just mentioned, shall be a net lease and shall contain and be on terms, provisions and conditions at least as favorable to Landlord as contained in this Lease including the foregoing, and also the provisions contained in Section 27.06; to determine what is fair rental value, all money or other consideration, if any, (such as a lump sum payment) to be paid by or on behalf of the tenant in addition to fixed, basic rent (hereinafter referred to as the "Gross Premium") shall be divided by the number of years in the initial term of the sublease (without counting renewal options) and the resultant number (hereinafter called the "Annual Premium") for the balance of the term shall be added to the annual fixed, basic rent, and it shall be an irrebuttable presumption that the total of the fixed, basic rent stated in the lease plus the Annual Premium is the fair rental value, and either the sublease shall be amended to provide that the subtenant shall pay the higher annual fixed, basic rent (which includes the Annual Premium), or Landlord shall be paid the entire Gross Premium in which case the sublease need not be amended; any dispute on the issue of whether the sublease contains commercially reasonable terms or whether the rent due under the sublease is the fair rental value for the premises shall be determined by expedited arbitration; and

            (b) the subtenant's proposed use of the Levitz Building shall be any retail or warehouse use permitted under applicable law that does not violate or conflict with any current or future exclusive use enjoyed by any other occupant at the same Shopping Center; and

            (c) the proposed subtenant shall have delivered an unqualified opinion indicating that the proposed subtenant (or any guarantor of the subtenant's obligations under the sublease) has an audited tangible net worth of at least Fifteen Million Dollars ($15,000,000.00); and

            (d) any proposed Change, new structure or other change or alteration shall comply in all respects with this Lease; and

            (e) following an Event of Default, the sublease shall be absolutely "net" to the landlord thereunder and shall provide in addition to said fixed, basic rent that the subtenant's payments of Impositions and insurance premiums and payments toward all repairs and maintenance of the Shopping Center and other Rent shall not be less than a proportionate share based on the ratio of the subtenant's building's square footage to the square footage of the entire buildings (including the subtenant's building's square footage) on the property where the subtenant's building is situated, and that no payments or rent will be paid more than one (1) month in advance, and the sublease shall provide that modification or cancellation of the sublease without Landlord's prior written consent shall not be binding on Landlord; and

            (f) the sublease shall be expressly subject and subordinate to this Lease and the length of the entire term of the sublease including options will not extend beyond the Initial Term and the subtenant thereunder shall agree to be bound, as to the space demised under the sublease, by all the provisions of this Lease (other than the provisions of this Lease which make this Lease a unitary lease and other than the Rent payments provided for in this Lease); and

            (g) Tenant shall pay Landlord's reasonable attorneys' fees for review of Tenant's documents, negotiations, if any, and other services in regard to such subletting.

      If both the subtenant and the sublease meet all of the foregoing conditions, Landlord shall provide the proposed subtenant with a non-disturbance agreement in the form attached as Exhibit "H" within thirty
(30) days after Landlord's receipt of a fully executed sublease; and any dispute regarding the contents of the non-disturbance agreement shall be determined by expedited arbitration.

      If Tenant enters into or modifies a sublease, Tenant shall deliver to Landlord an executed counterpart of such sublease or any subsequent amendments or modifications thereof, within ten (10) days after Tenant entered into such sublease, amendment or modification.

      Section 19.05. The following provisions in this Section 19.05 shall apply specifically to each of those Shopping Centers which is a Leasehold Property, and shall apply, regardless of the identity of the Overlandlord. Because this Lease is a sublease as to each of the Leasehold Properties, clauses (a) through (o) of this Section 19.05 inclusive shall be applicable only to a Leasehold Property. The following provisions are in addition to the other provisions of this Lease which apply to all of the Shopping Centers, including the Leasehold Properties, and these following provisions shall not substitute for or replace the other provisions in this Lease, except to the extent the following provisions conflict with the other provisions in this Lease, in which case these following provisions shall govern as to a Leasehold Property:

            (a) No Leasehold Property shall be used or occupied, or permitted or suffered to be used or occupied, by Landlord or Tenant or any party claiming by or through Landlord or Tenant for any use, purpose or activity which is not permitted by the Overlease for such Leasehold Property.

            (b) Tenant, insofar as applicable to the Demised Premises, and Landlord insofar as applicable to Landlord's Buildings, shall at its sole expense, (i) comply with the Overleases, and with all applicable legal requirements pursuant to the Overleases, and (ii) shall comply pursuant to the Overleases with the requirements of all policies of insurance of whatsoever nature which Landlord or Tenant is required to maintain pursuant to the Overleases.

            (c) Tenant acknowledges that this Lease, and Tenant's and Landlord's occupancy on a Leasehold Property, are subject to and subordinate to the Overleases. Tenant agrees that the terms, covenants, provisions and conditions of the Overleases applying to Landlord as the tenant thereunder, to the extent said Overleases apply to the Demised Premises, shall apply directly to Tenant, and Tenant hereby does and shall assume and perform fully all the duties, obligations, liabilities and undertakings of Landlord as the tenant under each and all of the Overleases, including as additional rent under this Lease, payment of all the fixed, basic rents and additional rents and other payments to be made pursuant to the Overleases, whether arising before, on or after the date of this Lease even though the Overlease may cover both Demised Premises and Landlord's Buildings, such payments to be made to Landlord at the same time as Basic Rent and shall be paid by Tenant in addition to the Basic Rent and shall be made by wire transfer of immediately available Federal funds to the same bank account designated by Landlord for the payment of Basic Rent. In the event of any inconsistency between the terms, covenants, provisions and conditions of any such Overlease and the terms, covenants, provisions and conditions of this Lease as applies to the Demised Premises or, so long as Tenant is the Responsible Party, as applies to Common Areas, on a Leasehold Property, in that the Overlease imposes an obligation or liability on the tenant thereunder (and therefore on Tenant under this Lease by virtue of Tenant's assumption thereof) which is stricter or broader or more onerous or not covered by this Lease, then, even though the subject matter may be one which is the same in both the Overlease and this Lease, the terms, covenants, provisions and conditions of the Overlease with respect to such obligation or liability shall control and be complied with by Tenant except if expressly stated in this Lease otherwise. Notwithstanding the foregoing, Tenant shall not be liable for, and Landlord hereby agrees to pay, Landlord's Share of CAM Costs, any fixed rent under an Overlease allocated to Landlord's Buildings pursuant to this Lease, and any percentage rent due under an Overlease with respect to gross sales generated in Landlord's Buildings by Landlord's other tenants, subtenants, licensees and concessionaires (as distinguished from gross sales generated in the Demised Premises by Tenant and Tenant's subtenants, licensees and concessionaires).

      Tenant and Landlord each agrees that it will not do, or cause or suffer to be done, any act (whether of commission or omission) which would result in a breach of or default under any term, covenant, provision or condition of any Overlease.

      Tenant agrees to furnish reports of sales and all other data which Tenant or Landlord is obligated to furnish the Overlandlord under the Overleases with respect to the Demised Premises. Landlord agrees to furnish reports of sales and all other data which Landlord is obligated to furnish the Overlandlord under the Overleases with respect to the Landlord's Buildings.

            (d) Except if specifically and expressly stated otherwise in this Lease, Landlord shall have no responsibility or liability to provide any services to Tenant with respect to either the Demised Premises, or for performing any of the duties, obligations, liabilities or undertakings of any landlord or tenant under any Overlease as it applies to the Demised Premises or to the Shopping Center. Landlord agrees, however, that in cases where Landlord's cooperation is necessary to enforce rights of the tenant under any of the Overleases, Landlord will use its reasonable efforts to cause the Overlandlords to perform their duties, obligations, liabilities and undertakings thereunder, provided Tenant agrees to and does bear the expense and reimburse Landlord for any and all expenses including reasonable experts and attorneys' fees incurred by Landlord in connection therewith. To the extent that to do so does not prejudice or impair the rights and remedies intended to be enjoyed by Landlord under this Lease and does not in any manner or to any degree increase the duties, obligations, liabilities or undertakings of Landlord and does not modify or terminate an Overlease, Landlord agrees to otherwise cooperate with Tenant so that all of the rights and benefits of the Overleases intended to be enjoyed by the prime tenants thereunder shall be available to Tenant, except Tenant shall not have or enjoy any options to cancel or terminate an Overlease, or surrender the premises covered by an Overlease, or to renew or to extend an Overlease, or to purchase the fee title, or to exercise rights of first refusal, or have any rights to encumber, assign or sublet the interest of the tenant under the Overleases, or rights to build additional buildings. Apart from assisting Tenant, at Tenant's full cost and expense and without expense to Landlord, there shall be no effect on this Lease, no liability imposed on Landlord and no adverse circumstances to Landlord for Tenant's or Landlord's failure to obtain any non-disturbance agreement from the Overlandlord for any reason; Landlord not covenanting or warranting Landlord's or Tenant's ability to obtain such agreement or that Landlord itself will become a party to such agreement if one can be obtained.

            (e) In addition to other indemnification provisions by Tenant in this Lease, and not in limitation thereof, Tenant hereby agrees to and shall defend, indemnify and save Landlord (in its capacity as tenant under the Overleases and assumer of the Overleases only) harmless from and against any and all liabilities, claims, demands, actions, suits, losses, damages, costs and expenses (including experts' and attorney's fees), arising before or on or after the date of this Lease, that may be based on or asserted or alleged to be based on any breach by Tenant of any term, covenant, provision or condition of any Overlease.

            (f) In the event of any damage or destruction, or in the event of any taking as a result of or in lieu of condemnation or eminent domain of all or part of any Leasehold Property, the terms, covenants, provisions and conditions of the Overlease for such Leasehold Property shall not be the controlling instrument as between Landlord and Tenant, but the provisions of this Lease relating to such event shall control exclusively between Landlord and Tenant; that is, insofar as Landlord or Tenant is not prevented by the terms of the Overlease or the consequences of the casualty or the taking arising out of the provisions of the Overleases applicable to the casualty event, and Landlord is able to carry out the terms of this Lease in such cases. Landlord shall not be required to assign any of Landlord's rights as tenant under, or to pay over any amounts to Tenant received by Landlord pursuant to, any of the Overleases by reason of any award or other payment relating to such damage, destruction or taking.

            (g) Landlord shall not modify any Overlease without Tenant's consent, which Tenant agrees not to unreasonably deny or delay unless such modification has a material adverse affect upon the rights or obligations of Tenant hereunder. Landlord shall not voluntarily terminate such Overlease for any reason without Tenant's written consent. If Landlord defaults under an Overlease, then Tenant (upon reasonable advance written notice to Landlord and each Mortgagee, unless the Overlease is in imminent danger of termination, in which case notice that is feasible under the circumstances shall be given to Landlord and said Mortgagee) may cure such default if after the notice Landlord fails to take steps to effect such cure, and if Tenant validly cures on Landlord's behalf and obtains a final and unappealable money judgment for the reasonable cure expenses incurred by Tenant, then Tenant may offset such judgment against the Basic Rent payable to Landlord under this Lease.

            (h) Subject to clause (d) of this Section 19.05, the performance by Overlandlord of Overlandlord's obligations in accordance with any of the Overleases, shall, for all purposes, be accepted by Tenant, and shall be deemed to be the performance of such obligations by Landlord under the provisions of such Overlease and also under this Lease to the extent the obligations are the same, and in such case Tenant shall neither look to Landlord for performance of such obligations nor seek to hold Landlord liable for performance of such obligations or for the manner of performance of such obligations or for any default in performance or non-performance of such obligations;

            (i) Whenever, by reason of Tenant's assumption of all the obligations contained in an Overlease as provided in clauses (b) and (c) of this Section 19.05 or otherwise, any provision of the Overlease requires the tenant thereunder to make any payment of any money, including the fixed, base rent payable thereunder, or requires such tenant to take any action within a certain period of time (whether with or without notice), then, notwithstanding that a provision in this Lease calls for such payment to be made or action to be taken at a different time, Tenant shall make such payment to Landlord or take such action, as the case may be, within the time specified in the Overlease; and if such payment or taking such action is required to be paid or done within a specified time period after notice or receipt of an invoice, then upon such notice or upon receipt of such invoice, Tenant shall make such payment or take such action, as the case may be, no later than five (5) business days prior to last day of such time period (excluding, however, installments of fixed, base rent under the Overleases which upon receiving such payments from Tenant shall be paid by Landlord to the Overlandlord pursuant to the Overlease, Tenant being obligated to pay to Landlord in this Lease, as additional rent, an amount which always shall equal the fixed, base rent and other rent payments and money payments payable under the Overlease (except if applicable to Landlord's Buildings pursuant to the provisions of this Lease));

            (j) Whenever any provision of an Overlease requires the Overlandlord to give notice or submit an invoice to the tenant thereunder and Landlord has received such notice or invoice but Tenant has not been given such notice or invoice by the Overlandlord directly, then Landlord shall notify Tenant by sending Tenant a copy of said notice or invoice. Such notification by Landlord to Tenant of said Overlandlord's notice or invoice shall for all purposes hereunder be deemed timely given if sent to Tenant within five (5) business days after receipt by Landlord of the notice from Overlandlord;

            (k) Whenever any provision of an Overlease requires the tenant under the Overlease to obtain the Overlandlord's consent for any purpose, including obtaining consent prior to the undertaking of an act or proposed act, and Tenant desires such consent, such provision shall for all purposes hereunder be deemed to require the prior written consent of both Overlandlord and Landlord; provided, however, if Landlord is willing to consent, Landlord, at Tenant's expense, shall cooperate to a reasonable extent with Tenant to obtain the Overlandlord's consent provided Tenant pays all Landlord's expenses in Landlord's extending such cooperation; and

            (l) In the event Tenant contends that Overlandlord is not observing, complying with or performing its obligations under the Overlease (thereby perhaps contending that Landlord has similarly failed to observe, comply with or perform its obligations under this Lease), or that the other party to an REA is not observing, complying with or performing its obligations under the REA, Tenant shall have the right to notify Landlord of a default of the Overlandlord or the REA Party, as the case maybe, which notice shall specify the nature of such default. Within five (5) business days after its receipt of such notice, Landlord shall give written notice to Overlandlord or such other party to an REA (in the manner required by the Overlease or REA, as the case may be), which notice shall specify the nature of such claimed default in the same manner as was specified in Tenant's notice to Landlord. Landlord further agrees to extend assistance to and cooperate with Tenant in order to effectuate a cure of any alleged default, provided that all costs and expenses in connection therewith are borne by Tenant. If Tenant shall have given written notice to Landlord of such default by the Overlandlord or the REA Party, as aforesaid, and if the Overlease allows withholding of such payments from the landlord under the Overlease and if Landlord consents in writing, Tenant shall also have the right to have Landlord withhold payments of that portion of the Overlease rent payable to the Overlandlord which is payable by Landlord at that time under the Overlease in accordance with the applicable provision, if any, of the Overlease allowing such withholding of rent, provided, however, if Landlord then withholds such Overlease rent, Tenant agrees to defend, indemnify and hold Landlord harmless from and against any and all loss, cost, expense or liability as a result of the giving of such notice of default to Overlandlord by Landlord, the curing of such default by Tenant and the withholding of rent under the Overlease. Without limiting the generality of the foregoing indemnity, it is expressly understood and agreed that in the event the Overlease is lawfully terminated by Overlandlord as a result of proceedings arising out of the operation of the provisions of this clause and the Overlandlord claims against Landlord damages that Landlord is liable for the loss of Overlandlord's rent, Tenant shall indemnify Landlord from and against and shall be liable to Landlord for all the damages that Landlord is liable for to Overlandlord.

            (m) With respect to the Demised Premises, Tenant, and with respect to the Landlord Buildings, Landlord, shall each respectively comply with or cause the same to be in compliance with all obligations of the tenant under the Overlease.

            (n) If any provision in this Lease is the same as a provision in the Overlease, then if in legal or arbitration proceedings between Landlord and Tenant there is an interpretation or construction of that provision in the Overlease by a Court or by an arbitrator or arbitrators, that will be the interpretation or construction that will apply to that same provision in this Lease.

            (o) Whenever in this Lease rights or privileges are granted to Landlord or Tenant with respect to any matter or thing, such rights or privileges shall be exercisable by the Landlord insofar as the same are not inconsistent with, or in violation of, the terms, covenants and conditions of the Overlease with respect to the same matter or thing and the terms, rights and privileges granted to the Landlord and Tenant herein, but where the rights and privileges granted by the Overlease to the tenant thereunder exceed the rights and privileges granted in this Lease to Landlord or Tenant, then Landlord or Tenant shall exercise such rights and privileges only to the extent expressly permitted herein if the result of exercising the greater rights or privileges in the Overlease would be detrimental to the other party hereto.


                                 ARTICLE XX

                            Default and Remedies

      Section 20.01. In case any of the following events shall happen:

            (a) Tenant shall at any time fail to pay Basic Rent, additional rent or any other Rent or any monetary obligation or shall fail to meet its duty as to the delivery of any insurance policy required by this Lease, and any such failure continues for ten (10) days after written notice thereof to Tenant; or

            (b) Tenant shall at any time fail, whether by action or inaction, to perform or observe or be in default in any representations, warranties, covenants or agreements contained herein (besides those specified in the immediately preceding clause (a) above or clauses (c),
(d), (e) or (f) below) or the Contract of Sale, and such failure or default shall continue for thirty (30) days after written notice thereof to Tenant specifying the default; provided, however, in the case of failure or default referred to in this clause (b) is such that by its nature it cannot with due diligence and in good faith be cured within said thirty (30) day period, Tenant's period of time to cure shall be extended for such period as shall be reasonably necessary to remedy the same using all due diligence and good faith, and it shall be a default if Tenant fails to proceed promptly and with all due diligence in good faith to cure the same; or

            (c) Except for the Bankruptcy Cases, Tenant shall file a voluntary petition in bankruptcy or shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors or Tenant is adjudicated as bankrupt or insolvent; or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its property, or of any or all of the royalties, revenues, rents, issues or profits thereof, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

            (d) A court shall enter an order, judgment or decree approving a petition filed by third parties against Tenant seeking any reorganization, dissolution or similar relief under any present or future federal, state or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain unvacated and unstayed for an aggregate of ninety (90) days from the first date of entry thereof; or any trustee, receiver or liquidator of Tenant or of all or any substantial part of its property, or of any or all of the royalties, revenues, rents, issues or profits thereof shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated and unstayed for an aggregate of ninety
(90) days; or

            (e) Tenant assigns this Lease or sublets the Demised Premises in violation of Article XIX; or

            (f) Tenant fails to comply with the covenants contained in
Article XXX; then upon the occurrence of any of such events referred to in clauses (a), (b), (c), (d), (e) or (f) (an "Event of Default") in addition to any and all other rights or remedies available to Landlord by this Lease and/or by law, Landlord shall have the right to terminate this Lease and Tenant's possessory rights hereunder (except for any default by Tenant which is not a monetary default and is an act of commission or omission solely in the performance by Tenant of Tenant's duties as the Responsible Party; for this kind of default Landlord shall not have a right to terminate this Lease based solely on such default), by giving Tenant a written notice declaring the termination and specifying the date on which the Lease will terminate, and on the date so specified, this Lease will end as fully and completely as if that were the date specified for the expiration of the Lease, and Landlord shall have the right to re-enter the Demised Premises and take possession thereof, and, except to the extent Landlord may have agreed otherwise in writing as to any persons, Landlord may remove all persons therefrom, and Tenant shall have no further claim under this Lease. All of Landlord's rights and remedies are cumulative and non-exclusive of each other and Landlord may exercise any or all of such rights, as well as any other rights or remedies available, without releasing Tenant from any liability or diminishing Tenant's liability arising out of this Lease and notwithstanding any termination of this Lease or the exercise of any remedies by Landlord, Tenant's liabilities and indemnities shall survive and Tenant shall remain liable for damages as hereinafter provided. Should Landlord elect to terminate this Lease or re-enter as herein provided, or should Landlord take possession pursuant to legal proceedings or any notice provided for by law, Landlord may recover from Tenant:

                  (i) the amount of the unpaid Rent which is due, owing and unpaid by Tenant to Landlord at the time of termination; and

                  (ii) all other amounts necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things are likely to result therefrom, including all costs (including reasonable attorneys' fees) of repossession, removing persons or property from the Demised Premises, repairs, brokerage commissions for and expenses incurred in reletting and reasonable alterations of the Shopping Center in connection with reletting, if any; and

                  (iii) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

                  (iv) Landlord shall always have the right to not terminate this Lease and hold Tenant liable on the Rent payment days for all Rent payments as they become due; and in connection with the remedy under this clause (iv), Landlord shall have the right to take exclusive possession of the Demised Premises (without having terminated the Lease) and re-renting for Tenant's account to another tenant while holding Tenant liable nevertheless; provided, however, at its option in its exclusive discretion, Landlord shall have the continuing right at any time before or after any re-letting, to terminate this Lease for the previous default or for any subsequent default as well.

      In the alternative to damages described in clause (iv) above in this
Section 20.01, Landlord shall have the right to recover from Tenant, as damages, the value at the time of award of damages of the amount by which the unpaid Rent which would have come due had the Lease not been terminated as aforesaid and had instead expired on the last day of the term of this Lease then remaining immediately prior to termination exceeds the amount of rental loss that Tenant proves Landlord has avoided by actually having rented the Demised Premises to another tenant, or could have been reasonably avoided if Landlord could have mitigated Tenant's damages by signing a lease with another tenant. Computations of the amounts of Rent payable by Tenant prior to the award of damages shall be computed by allowing interest thereon at the lower rate of either twelve and three-quarters percent (12 3/4%) per annum or such other rate as may be the maximum amount of interest then permitted to be charged under the law of the state whose laws govern this Lease as to the maximum rate of interest that may be charged. The value at the time of the award of the Rent that would have been payable after the date of the award had the Lease not been terminated shall be computed by discounting the amount otherwise recoverable by Landlord at the discount rate of the Federal Reserve Bank of New York at the time of the award of damages. Landlord shall be entitled to recover from Tenant all costs of maintenance and preservation of the Demised Premises, and all costs of re-letting and all costs, including reasonable attorneys' and receiver's fees, incurred in connection with re-giving possession, enforcing its remedies, entering into a new lease or leases, suing to collect the Rent and in connection with the appointment of and performance by a receiver to protect the Demised Premises and Landlord's interest under this Lease. If Landlord obtains possession of the Demised Premises, then Landlord shall use reasonable efforts, consistent with good commercial real estate practice, to relet the Demised Premises.

      Section 20.02. Nothing herein shall be deemed to affect the right of Landlord under Article XIII of this Lease to indemnification for liability, arising prior to the termination of the Lease, for personal injuries or property damage. No expiration or termination of the term of this Lease pursuant to Section 20.01 or by operation of law, or otherwise, and no repossession of the Demised Premises or any part thereof pursuant to
Section 20.01, or otherwise, shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination or repossession. In the event of any termination of this Lease pursuant to Section 20.01 or any repossession of the Demised Premises pursuant to Section 20.01, Tenant, so far as permitted by law, waives (a) any notice to quit, of re-entry or of the institution of legal proceedings to that end, (b) any right of redemption, re-entry or repossession, (c) any right to a trial by jury in any proceeding or in any matter in any way connected with this Lease, and (d) the benefits of any laws now or hereafter in force exempting property from liability for rent or for debt.

      Section 20.03. Except to the extent that Landlord may have otherwise agreed in writing, no waiver by Landlord of any breach by Tenant of any of its obligations, agreements or covenants hereunder shall be deemed to be a waiver of any subsequent breach of the same or any other covenant, agreement or obligation; nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be deemed a waiver by Landlord of its rights or remedies with respect to such breach.

      Section 20.04. No remedy herein or otherwise conferred upon or reserved to Landlord shall be considered exclusive of any other remedy, but the same shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute, and every power and remedy given by this Lease to Landlord may be exercised from time to time and as often as occasion may arise or as may be deemed expedient.

      Section 20.05. The rights herein given to receive, collect, sue for or distrain any rent or rents, moneys or payments, or to enforce the terms, provisions and conditions of this Lease, or to prevent the breach or nonobservance thereof, or the exercise of any such right or of any other right or remedy hereunder or otherwise granted or arising, shall not in any way affect or impair or toll the right or power of Landlord upon the conditions and subject to the provisions in this Lease expressed to terminate Tenant's right of possession because of the occurrence of an Event of Default in or breach of any of the covenants, provisions or conditions of this Lease.

      Section 20.06. No receipt of money by Landlord from Tenant, after the termination of Tenant's right of possession or after the service of any notice or after the commencement of any suit or after final judgment for possession of the Demised Premises, shall renew, reinstate, continue or extend the right of Tenant to remain in possession of the Demised Premises, or affect any such notice, demand or suit.

      Section 20.07. (a) It is expressly agreed that this Section 20.07 (arbitration procedure) shall not be available to Tenant as to any failure by Tenant to timely furnish an insurance policy or insurance certificate as required by this Lease or any default under an Overlease or to any failure by Tenant to pay Basic Rent or any other Rent (including Impositions) or any other payment of money which is owed by Tenant or which is due and payable by Tenant under this Lease. If Tenant shall in good faith dispute a notice given to Tenant by Landlord as a result of Tenant's failure to observe, perform or satisfy any (non-monetary, non-insurance policy/certificate and non-Overlease covenant, condition or requirement on Tenant's part to be observed, performed or satisfied under Articles XI (Repairs), IX (Compliance with Laws and Insurance Policies), V (Insurance) other than the obligation to deliver insurance policies or certificates, XV (Changes), VI (Use), XII (Entry by Landlord), XVI (Damage or Destruction), XVII (Condemnation), XXVI (Hazardous Substances) or XIX (Assignment and Subletting) of this Lease, then the failure of Tenant to perform or observe the term, covenant or condition which was the subject matter of Landlord's notice relating to the Articles just listed (but not any other Articles of this Lease) shall not constitute an Event of Default by Tenant for which Landlord may terminate this Lease if (i) Tenant shall dispute in good faith the existence of such default and promptly (in no event later than five (5) business days after the giving of such notice) notifying Landlord of such good faith dispute, the notice expressly invoking and referring to this
Section 20.07 and the same does not create a default under an Overlease, or
(ii) this Lease provides with respect to any matter so in dispute that a dispute as to such matter shall be determined by the Arbitration Proceeding, provided neither Landlord's estate nor the Demised Premises shall be in imminent danger of forfeiture and Landlord shall not be subject to criminal liability, and Tenant, as provided in Section 23.03, shall, within five (5) business days after giving Landlord notice of its dispute, commence the Arbitration Proceeding to determine whether a default in fact has occurred by making a Demand for Arbitration pursuant to the "Quick Filing Directions" (as set forth in the then applicable Commercial Arbitration Rules (the "Rules") of the American Arbitration Association ("AAA")), and Tenant shall diligently, expeditiously and in good faith prosecute the Arbitration Proceeding in such a manner so as to effect a final determination, and no other Event of Default shall exist under any Article or Section of this Lease; provided further, however, that in the event Tenant shall dispute a default in accordance with the provisions of this Section more than two (2) times in any twelve (12) calendar month period during the term of this Lease and the decision or award in the Arbitration Proceeding in each such case determined that Tenant was in default or if the arbitrator appointed in accordance with the Arbitration Proceeding shall in any decision or award determine that Tenant was acting in bad faith, then, in such event, this Section 20.07 shall no longer be in effect and Tenant shall have no further right under this Section 20.07 to dispute a notice of default. When and if a decision or award shall be made in the Arbitration Proceeding to the effect that Tenant is in default, then, for purposes of determining whether any applicable grace period shall have expired, Tenant shall be deemed to have been given notice thereof for the first time on the date of the issuance of such decision or award. Failure by Tenant to strictly comply with the time schedules set forth in this Section 20.07 shall cause a waiver of Tenant's right to utilize this procedure, as time is of the essence.

            (b) The arbitration referred to in this Section 20.07 is intended to mean in each instance when Tenant avails itself of this Section
20.07 the dispute or matter shall be determined by arbitration under the Expedited Procedures provisions for the Rules of the AAA or its successor; provided, that with respect to any such arbitration, (i) the list of arbitrators referred to in the applicable Rule shall be returned within five (5) business days from the date received, (ii) the parties shall notify the AAA by telephone, within five (5) business days of any objections to the arbitrator appointed and will have no right to object if the arbitrator so appointed was on the list submitted by the AAA and was not objected to in accordance with the second sentence of the Rule, (iii) the Notice of Hearing referred to in the Rules shall be five (5) business days in advance of the hearing, (iv) the hearing shall be held within seven
(7) business days after the appointment of the arbitrator and (v) the arbitrator shall have no right to award damages. Except as set forth in the next sentence, in any instance when Tenant invokes this Section 20.07, Landlord may send a notice within three (3) days of receipt of Tenant's notice that Landlord desires the issue to be decided in a court of law instead of by arbitration, and in such case Landlord (or Tenant, if it wishes) may bring an action at law or equity and Tenant shall not be in default until the grace period applicable to such default has expired without Tenant having cured; the date of the final, unappealable decision of the court being deemed the date Tenant received the default notice for the first time. With respect to any dispute between Landlord and Tenant relating to a whether a Proposed Subletting under Article XIX (Assignment and Subletting) where Tenant has invoked this Section 20.07, Landlord may not elect to have the issue decided in a court of law instead of by arbitration unless Landlord has commenced its action in a court of law: (a) at least forty-five (45) days after the dispute arose; and (b) before Tenant has invoked this Section 20.07.

      Section 20.08. Landlord shall have the right to select which State or States in which to bring any action at law or in equity to enforce any provisions contained in this Article XX or other provisions of this Lease, and Tenant hereby consents to the jurisdiction of the proper court in any State or States Landlord selects provided such States be either a State in which any one of the Shopping Centers is situated or the Commonwealth of Pennsylvania. Landlord and Tenant hereby agree that the substantive laws of the Commonwealth of Pennsylvania shall govern and apply to all questions or issues or disputes arising from the interpretation of this Lease or the application of substantive laws to this Lease and this Lease shall be interpreted under such laws of the Commonwealth of Pennsylvania. As to cases in which Landlord starts legal action involving recovery of possession of the Demised Premises or any part thereof, the procedural law of the State where such lawsuit is commenced shall govern. In case of an Event of Default, or to enforce the provisions of this Lease or in any legal action arising out of the provisions of this Lease, Landlord at its option may bring one legal action in one court or may bring separate legal actions, all at the same time or different times and in the same State or in the different States where the Shopping Centers are situated.


                                ARTICLE XXI

                         Arbitration and Appraisal

      Section 21.01. If at any time, or from time to time during the term of this Lease, any dispute shall occur between Landlord and Tenant as to which (but only as to which) Landlord and Tenant have specifically and expressly agreed in this Lease to the settlement of such dispute by arbitration, such dispute shall be settled promptly by arbitration in Philadelphia, Pennsylvania by the American Arbitration Association in accordance with the Rules and the law of the state in which the Demised Premises (or such portion thereof to which the dispute relates) is situated, and judgment upon the award rendered in such arbitration may be entered in any court having jurisdiction thereof; provided, however, the foregoing sentence shall not apply to disputes covered by Section 20.07(a) and (b), as Section 20.07 spells out its own arbitration provisions for certain special circumstances. However, it is agreed that if Landlord has demanded money in accordance with this Lease and Tenant refuses to pay all or any part of the amount demanded based on Tenant's dispute of such amount or based on Tenant's denial of Landlord's right to payment, Tenant nevertheless shall pay the amount that Tenant concedes is due, or if Tenant denies the whole amount, Tenant shall pay the whole amount, to the AAA, to be held in a separate interest bearing escrow account, pending the decision of the arbitration, and any amount that Tenant did not pay because it disputed Landlord's entitlement thereto shall be resolved in the arbitration, and if Tenant is successful in the determination in obtaining a refund, the AAA shall pay the funds in the escrow account with interest thereon at the rate declared by the arbitrators. Similarly as to any insurance policy required, if Tenant disputes its duty, Tenant shall deliver the policy first and arbitrate afterward. By paying or delivering the policies (as the case may be) first, Tenant's rights of dispute shall not be diminished.

      Section 21.02. If it shall become necessary, for purposes of Section
19.01 to seek an independent determination of the fair market rental value of the Demised Premises or any portion thereof, or the amount of an allocable and distributable share of a Net Award in a condemnation as specified in Section 18.03, or with respect to an insurance policy appraisal under Section 5.01, as the case may be, either party may, by notice to the other, appoint a disinterested person who is a Member of the American Institute of Real Estate Appraisers (or if such Institute is not in existence at the time in question, a member of a similar or successor organization) (an "M.A.I.") and whose office is located in a radius of fifty (50) miles from the particular Shopping Center of the Demised Premises which is the subject of the question, as one of the appraisers. Within twenty (20) days thereafter the other party shall, by written notice to the party appointing the first appraiser, appoint another disinterested person who is an M.A.I. and whose office is located in a radius of one hundred (100) miles from that Shopping Center, and such two appraisers shall appoint another disinterested person who is an M.A.I. and whose office is located in a radius of one hundred (100) miles from that Shopping Center, and such three appraiser shall as promptly as possible determine the value; provided, however, that:

            (a) if the second appraiser shall not have been appointed as aforesaid, the first appraiser shall proceed to determine such value; and

            (b) if, within twenty (20) days after the appointment of the second appraiser, the two appraisers appointed by the parties shall be unable to agree upon the appointment of a third appraiser, they shall give written notice of such failure to agree to the parties, and, if the parties fail to agree upon the selection of such third appraiser within ten (10) days after the appraisers appointed by the parties gave notice as aforesaid, then within ten (10) days thereafter either of the parties upon written notice to the other party hereto may apply for such appointment to the AAA (if the dispute is being arbitrated) or the highest Court of jurisdiction for the county in which that Shopping Center is located or if none, to any other court having jurisdiction and exercising functions similar to those now exercised by the Court for such county.

      Landlord and Tenant shall each be entitled to present evidence and argument to the appraisers and to be represented by counsel.

      The determination of the majority of the appraisers or of the sole appraiser, as the case may be, shall be conclusive upon the parties and judgment upon the same may be entered in any court having jurisdiction thereof. The appraisers shall give written notice to the parties stating their determination, and shall furnish to each party a copy of such determination signed by them.

      The costs and expenses of such appraisal, including the fees of the appraiser or appraisers, shall be divided equally between Landlord and Tenant.

      In the event of the failure, refusal or inability of any appraiser to act, a new appraiser shall be appointed in his stead, which appointment shall be made in the same manner as hereinbefore provided for the appointment of the appraiser so failing, refusing or unable to act.

      Section 21.03. The arbitrator or arbitrators or appraiser or appraisers may not change any of the terms of this Lease or deprive any party to this Lease of any right or remedy expressly or impliedly reserved in this Lease. No matter, subject or dispute shall be submitted to arbitration or appraisal except if it is specifically agreed to and so directed in this Lease.

      Section 21.04. In any litigation or arbitration between the parties regarding this Lease, the losing party shall pay to the prevailing party all reasonable expenses and arbitration or court costs, including reasonable attorneys fees incurred by the prevailing party. A party shall be considered the prevailing party if: (a) it initiated the litigation or arbitration and substantially obtains the relief it sought, either through a judgment or the losing party's voluntary action before arbitration (after it is scheduled), trial or judgment; (b) the other party withdraws its action without substantially obtaining the relief it sought; or (c) it did not initiate the litigation and judgment is entered for either party, but without substantially granting the relief sought.


                                ARTICLE XXII

                  Estoppel Certificates; Financial Statements

      Section 22.01. At any time and from time to time, Landlord, on at least twenty (20) days' prior written request by Tenant, and Tenant, on at least twenty (20) days' prior written request by Landlord, will deliver a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there shall have been modifications that the same is in full force and effect as modified and stating the modifications) and the dates to which the rent and any other payments, deposits or charges have been paid and stating whether or not, to the best knowledge of the party executing such certificate, the party requesting such statement is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which the executing party may have knowledge, and such other information as it is reasonable for the requesting party to request.

      Section 22.02. During the term of this Lease, Tenant shall deliver to Landlord promptly upon their becoming available, copies of all financial statements and reports which Tenant sends to its stockholders or files with the SEC.


                               ARTICLE XXIII

                    Invalidity of Particular Provisions

      Section 23.01. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.


                                ARTICLE XXIV

                                  Notices

      Section 24.01. Whenever Landlord or Tenant shall desire to give or serve upon the other any notice, demand, request or other communication with respect to this Lease or with respect to the Shopping Center each such payment, notice, demand, request or other communication in order to be legally effective shall be in writing and shall be given or served by mailing the same to such party or parties by registered mail or by certified mail, postage prepaid, return receipt requested, or by overnight independent courier service, either Federal Express or UPS, addressed as follows:

      If to Landlord:

            See Exhibit "K"
            c/o Klaff Realty, L.P.
            111 West Jackson Boulevard
            Chicago, IL 60604-3501
            Attention:  Mr. Hersch Klaff

            and

            Lubert-Adler Management, Inc.
            The Belgravia Building, 8th Floor
            1811 Chestnut Street
            Philadelphia, PA 19103
            Attention:  Mr. Dean Adler

            Copy to (if given before 7/4/99):

            Klehr, Harrison, Harvey, Branzburg & Ellers LLP
            1401 Walnut Street
            Philadelphia, PA 19102
            Attention:  Stephan L. Cutler, Esquire

            Copy to (if given after 7/4/99):

            Klehr, Harrison, Harvey, Branzburg & Ellers LLP
            260 S. Broad Street
            Philadelphia, PA 19102
            Attention:  Stephan L. Cutler, Esquire

     If to Tenant:

            Levitz Furniture Corporation
            7887 N. Federal Highway
            Boca Raton, FL 33487
            Attention:  Edward Zimmer, General Counsel

            Copy to:

            Skadden, Arps, Slate, Meagher & Flom LLP
            919 Third Avenue
            New York, NY 10022-3897
            Attention:  Richard R. Kalikow, Esquire

or at such other address or addresses as Landlord or Tenant may from time to time designate for itself by notice given in the manner aforesaid.

      Every notice, demand, request or communication hereunder shall be deemed to have been given or served as of the day of actual delivery as shown by the addressee's registry receipt.


                                ARTICLE XXV

                 Options to Extend; Extended Term Basic Rent

      Section 25.01. Provided no Event of Default exists under this Lease, Tenant shall have three (3) options (each called a "Unitary Lease Extension Option") to extend the term of this Lease, for all (and not less than all) the Demised Premises (as it then exists), beyond the Initial Term by means of three (3) additional separate and consecutive 5-year periods. Such options may be exercised by Tenant one or more at a time by giving irrevocable written notice to Landlord not less than twelve (12) months ("Option Deadline Date" or "Deadline Date") prior to the expiration of the then current term of this Lease; time being of the essence. Each such extension period shall be referred to herein as an "Extended Term". If an Overlease would need to be extended by Landlord exercising an extension option in that Overlease in order to match Tenant's exercise of extension of this Lease, and if the Overlease provided for a specified period of advance notice to the Overlandlord which is less than eleven (11) months before the date of Tenant's twelve (12) month notice, then Tenant must give notice of extension in this Lease not less than forty-five (45) days before the last day which Landlord has pursuant to the Overlease to validly exercise its extension option under the Overlease, as a condition for Tenant's extension option to be validly exercised in this Lease; time being of the essence.

      As to each Leasehold Property, Landlord, subject to the proviso in the next sentence and subject also to the other provisions and conditions in this Article XXV, shall exercise Landlord's rights to the extent necessary and to the extent available to Landlord, in order to extend the term of the Overlease applicable to that Leasehold Property until at least the end of the Initial Term of this Lease. During the Initial Term of this Lease, Tenant shall not be required to give Landlord any notice that Landlord's right to extend the term of an Overlease must be exercised, provided, however, Landlord need not exercise its extension rights if on the date Landlord's notice of extension of the Overlease is to be given to the Overlandlord, an Event of Default on the part of Tenant then exists under this Lease. If such an Event of Default exists, Landlord may or may not, at Landlord's option, exercise the extension right in question.

      As to any period before the end of the Initial Term of this Lease, Tenant shall have the right to notify Landlord by sending Landlord a written notice stating expressly that Tenant desires Landlord not to exercise an extension option under an Overlease and that Tenant desires the Overlease to expire. The notice must be received by Landlord not less than three hundred sixty (360) days before the last day on which Landlord is required to exercise its extension option under the Overlease; time being of the essence. If Landlord receives such notice, Landlord may either intentionally fail to exercise the Overlease extension option and permit the Overlease to expire, or Landlord may exercise its extension option for Landlord's own account. In either case, the Overlease shall cease as of the end of the then current term of said Overlease for the purpose of this Lease, and the Leasehold Property to which the extension option applied shall be deleted from being part of the Demised Premises and Tenant shall surrender to Landlord that portion of the Demised Premises which is located on that Leasehold Property, but this Lease shall continue in full force and effect as to the remaining Demised Premises and the there shall be nevertheless no reduction or other change in the Basic Rent, additional Rent or other payments by Tenant under this Lease other than the payments which were required to be made by Tenant to Landlord as additional rent for the rents pursuant to that Overlease; provided, however, if: (a) Tenant timely sends Landlord a notice stating expressly that: (i) Tenant desires Landlord not to exercise an extension option under the Overlease relating to the La Puente, CA Levitz Building (the "La Puente Overlease"); and (ii) Tenant desires that the La Puente Overlease expire at the end of the then current term of the La Puente Overlease; and (b) Tenant vacates the La Puente, CA Levitz Building on or before the expiration of the then current term of the La Puente Overlease; and (c) no Event of Default then exists hereunder; then upon the expiration of the then current term of the La Puente Overlease, the Basic Rent shall be reduced in an amount equal to the product of the annual Basic Rent multiplied by a fraction, the numerator or which is the Liquidation Value of the La Puente, CA Levitz Building and the denominator of which is the Total Liquidation Value.

      As to any period beyond the end of the Initial Term of this Lease, provided Tenant gives Landlord Tenant's extension notice timely in advance as set forth in the first paragraph of this Section 25.01, when Tenant validly exercises its right to extend the Initial Term or any subsequent Extended Term under this Lease, Landlord will, in turn if necessary and if options are available to Landlord, then exercise its options to extend the Overlease for each of those Leasehold Properties in order to correspond with Tenant's extension notice given to Landlord to extend this Lease. It is understood that in the event that Landlord is not required to exercise an extension right to extend the term of an Overlease, because Tenant failed to exercise validly its option pursuant to this Article XXV, Landlord need not, but nevertheless may, exercise any such right for its own account; and further, Tenant agrees that Landlord need not in any instance exercise any option available to Landlord to extend the term of an Overlease if the term of the Overlease, as to be extended by Landlord would end more than thirty (30) days after the end of the proposed Extended Term of this Lease following Tenant's exercise of its options.

      When Landlord sends a notice to an Overlandlord extending the term of the Overlease, Landlord will send a copy of that notice to Tenant. Within thirty (30) days after receipt by Landlord of a notice from Tenant extending this Lease in accordance with and subject to the provisions and conditions in the above first three paragraphs of this Section 25.01, Landlord will send its own extension notice to the Overlandlord (when extension is necessary) extending the Overlease. If Tenant does not receive from Landlord the copy of Landlord's extension notice to the Overlandlord by the 30th day after the date Tenant had sent its own valid extension notice to Landlord and also has not received a notice from Landlord disputing Landlord's duty to exercise an option to extend the Overlease, then in such case Tenant itself may exercise the extension option under the Overlease, on Landlord's behalf and acting in place and stead of Landlord, by notice to the Overlandlord.

      If any Overlease does not contain sufficient extension options for Landlord (as tenant thereunder) to be able to keep granting Tenant extensions thereof as to any Leasehold Property to match the term of this Lease or Tenant's exercise of an extension option in accordance with this Lease, and the leasehold estate of that Leasehold Property shall therefore expire before the then current term of this Lease will have expired, then in each such case that particular Leasehold Property shall no longer be part of the Demised Premises under this Lease, and, without liability to Landlord, this Lease shall terminate as to said expired Leasehold Property, but this Lease shall continue in full force and effect as to the remaining Shopping Centers and annual Basic Rent shall be reduced in an amount equal to the product of the annual Basic Rent multiplied by a fraction, the numerator of which is the Liquidation Value of the Levitz Building with respect to which this Lease has been terminated and the denominator of which is the Total Liquidation Value.

      Section 25.02. Each Extended Term shall be upon the same terms and conditions as are set forth herein for the Initial Term, except that:

            (a) the Basic Rent payable for each year during the first Extended Term shall be an annual amount equal to one hundred five percent (105%) of the annual Basic Rent payable by Tenant in the last twelve (12) months of the Initial Term, that is, June 8, 2018 through June 7, 2019, payable in equal monthly installments during the first Extended Term; and

            (b) the Basic Rent payable for each year during the second Extended Term shall be an annual amount equal to one hundred five percent (105%) of the annual Basic Rent payable by Tenant in the last twelve (12) months of the first Extended Term, that is, June 8, 2023 through June 7, 2024, payable in equal monthly installments during the second Extended Term; and

            (c) the Basic Rent payable for each year during the third Extended Term shall be an annual amount equal to one hundred five percent (105%) of the annual Basic Rent payable by Tenant in the last twelve (12) months of the second Extended Term, that is, June 8, 2028 through June 7, 2029, payable in equal monthly installments during the third Extended Term.

      Section 25.03. Any exercise of any option to extend, and the Extended Term which would be created by such exercise, shall cease to be of any force or effect if, prior to the date upon which such Extended Term would otherwise commence, the term of this Lease shall have been terminated as provided in Article XX.


                                ARTICLE XXVI

                            Hazardous Substances

      Section 26.01. Tenant agrees that all operations or activities on or use or occupancy of the Demised Premises or use of the Shopping Center and all portions thereof by Tenant in this Lease, and all of Tenant's tenants, subtenants or occupants shall comply with all Environmental Laws, as such term is hereinafter defined. Landlord agrees that all operations or activities on or use or occupancy of the Landlord's Buildings or use of the Shopping Center and all portions thereof by Landlord shall comply with all Environmental Laws.

      Section 26.02. Tenant agrees to not permit to be present on the Demised Premises, or contained in any transformers or other equipment, or in the Common Areas so long as Tenant is the Responsible Party, any PCBs or any asbestos (including any structures, fixtures, equipment or other objects or materials containing asbestos); provided, however, Tenant shall be permitted to use and maintain (but not replace unless any replacements are free of PCBs and asbestos) those transformers and other equipment containing PCBs and permitted to use and maintain the portions of any structures or materials containing asbestos located at the Demised Premises on the date of this Lease, so long as removal is not required by Environmental Laws. ("PCB" shall include all substances includible under the definition of PCB in 40 CFR Section 761.3.) Landlord agrees to not permit to be present on the Landlord's Buildings, or contained in any transformers or other equipment, or in the Common Areas so long as Landlord is the Responsible Party, any PCBs or any asbestos (including any structures, fixtures, equipment or other objects or materials containing asbestos); provided, however, Landlord shall be permitted to use and maintain (but not replace unless any replacements are free of PCBs and asbestos) those transformers and other equipment containing PCBs and permitted to use and maintain the portions of any structures or materials containing asbestos located at the Landlord's Buildings on the date of this Lease, so long as removal is not required by Environmental Laws.

      Section 26.03. In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work is required under any Environmental Laws or other laws or in order to comply with the terms of this Lease, including the provisions of
Section 26.06 (collectively, the "Remedial Work"), the party required to perform the Remedial Work shall perform same (such performance being herein sometimes referred to as "Remediation" and the act of remediation being sometimes referred to herein as "Remediate") in compliance with such Environmental Laws or other laws and otherwise in compliance with this Lease; provided, however, that the party required to perform the Remedial Work shall have the right to contest by appropriate proceedings diligently conducted in good faith the requirement for any such Remedial Work under Environmental Laws. Remedial Work shall be performed by contractors who have all necessary licenses and expertise, selected by the party required to perform the Remedial Work. Where Tenant is the party required to perform the Remedial Work, the contractor shall be approved in advance in writing by Landlord (not to be unreasonably withheld), and the contractor shall perform the Remedial Work under supervision of an environmental consulting engineer (the "Tenant's Consultant") selected by Tenant and approved in advance in writing by Landlord (not to be unreasonably withheld), all performed at Tenant's expense. In the event the party required to perform the Remedial Work shall fail to timely commence or fail to diligently prosecute to completion such Remedial Work, then the other party may, but shall not be required to, cause such Remedial Work to be performed, and all reasonable costs and expenses thereof incurred in connection therewith shall be payable on demand by the party required to perform the Remedial Work.

      Section 26.04 (a) All Remedial Work shall be satisfactory to Landlord, in Landlord's reasonable judgment; provided, however any remedial Work that meets the requirements of applicable Environmental laws shall be deemed satisfactory to Landlord. Landlord shall have the right at any time and from time to time, at Landlord's expense, to cause its own contractor and consulting engineer ("Landlord's Consultant") to conduct an environmental inspection in order to confirm Tenant's compliance with this
Article XXVI and to determine whether or not any Hazardous Substances are present in quantities sufficient to require further Remedial Work (each, an "Inspection").

            (b) The determination as to whether Remedial Work required to be performed by Tenant has been completed in accordance with this Lease and in compliance with all Environmental Laws and other applicable laws, shall be evidenced by a certificate of compliance issued by Tenant's Consultant and Landlord's Consultant (the "Certificate of Compliance").

            (c) Landlord shall use reasonable efforts to cause any Inspection to be conducted in a manner which minimizes interference with the business of Tenant or any tenant or subtenant. Nothing contained in this Section 26.04 shall be deemed or construed to amend, modify or replace any other obligation of Tenant set forth in this Article XXVI.

      Section 26.05. The obligations of the parties as set forth in Article XXVI, shall survive the expiration or sooner termination of this Lease, and are in addition to any surviving obligations of the Tenant under the Contract of Sale. This Article XXVI shall be fully operative and each party's obligations shall not be diminished by the fact that the other party may have knowledge at any time, whether before or after the date of this Lease, of any Release, or that either party caused Phase I or Phase II investigations to be done.

      Section 26.06. (a) Notwithstanding any provision contained in this Lease to the contrary, the provisions of this Section 26.06 shall govern and supersede any conflicting provisions contained in this Lease.

            (b) Tenant acknowledges the existence of the Environmental Conditions (as defined in the Contract of Sale) at the Demised Premises and/or the Shopping Centers in which the Demised Premises are located.

            (c) Tenant agrees that Tenant shall be solely responsible, at Tenant's sole cost and expense, for the Environmental Conditions, the Remediation of the Environmental Conditions, all liabilities and claims of third parties (including tenants at the Shopping Centers) relating to the Environmental Conditions and all Costs relating thereto.

            (d) Without limiting the generality of the foregoing, Tenant shall: (i) pay all Costs relating to, or arising from or in connection with, the Environmental Conditions; and (ii) pay all Costs to Remediate the Environmental Conditions.

            (e) Tenant agrees to indemnify, defend (by attorneys reasonably satisfactory to Landlord) and hold Landlord, and Landlord's directors, officers, shareholders, employees and agents, harmless from and against all claims (including third party claims for personal injury or damage to property), actions, administrative proceedings, judgments, damages (including punitive damages), penalties, fines, costs, liabilities (including sums paid in settlement of claims), expenses, losses (including reasonable attorneys' and experts' fees and disbursements and fees and expenses incurred in enforcing this Lease or collecting any sums due hereunder), and all other costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly from or in connection with (i) the Environmental Conditions (whether or not caused by Tenant and whether or not located within the Demised Premises) and/or (ii) the Release of any Hazardous Substance at, on, about, under, over or within the Demised Premises, or any portion thereof or any portion of the Shopping Center which was used by Tenant or by Tenant's subtenants prior to or during the term of this Lease, and in particular (without limiting the generality of the foregoing) any so-called TBA space which is or in the past was, before the date of this Lease or at any time, so occupied by Tenant or its subtenants even though such TBA space may be space that Landlord takes over by a Transferred Lease and is not part of Tenant's Demised Premises except, in the case of clause (ii) only, to the extent (but only to the extent) such claims result solely from Landlord's active negligence or willful misconduct or solely from the acts of Landlord's tenants who occupy Landlord's Buildings and the claim first arises after the date of this Lease and after the space became part of Landlord's Buildings in the Demised Premises and/or the Shopping Center. Tenant shall pay Landlord on demand the total of all such Costs suffered or incurred by Landlord. Without limiting the generality of the foregoing, the indemnification provided by this Section 26.06 shall specifically cover Costs incurred in connection with any investigation or monitoring of site conditions, any clean-up, containment, remedial, removal or restoration work (including capital expenditures and operating and maintenance costs) required or performed by any Governmental Authority because of any Release and/or Environmental Conditions, as well as claims of third parties for loss or damage due to such Environmental Conditions and/or any Release. In the event a claim, action or proceeding is brought against Landlord for which Tenant shall have an indemnification obligation under this Section (an "Indemnified Matter"), Landlord shall give Tenant notice thereof. Tenant shall have the right to engage independent counsel reasonably acceptable to Landlord to defend Landlord against any claims, actions, suits or proceedings (an "Action"), the costs and expenses thereof shall be paid by Tenant. Nothing contained in this Section shall restrict Landlord's right thereafter to retain, at Landlord's expense (so long as the attorney selected by Tenant and approved by Landlord is continuing Landlord's defense), separate legal counsel during the pendency of any Action. On receipt of written notice of a claim relating to an Indemnified Matter, Landlord shall give Tenant prompt written notice; provided, however, the failure to give such notice shall not relieve Tenant of any liability hereunder. Landlord and Tenant shall diligently keep each other fully informed, and each shall fully cooperate with the other and its attorneys at all stages of any Action.

      Section 26.07.  Definitions:

            (a) "Environmental Laws": Any applicable statute, regulation, rule, ordinance, code, license or order of any Governmental Authority (as such term is hereinafter defined) and all applicable judicial and administrative and regulatory decrees, judgments and orders, relating to the protection of public health, public safety or the environment, including, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Sections 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986; the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6901 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Federal Water Pollution Control Act, 42 U.S.C. Sections 1251 et seq.; the National Environmental Policy Act, 42 U.S.C. Sections 4321 et seq.; the Refuse Act, 33 U.S.C. Sections 401 et seq.; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Emergency Planning and Community Right to Know Act, 42 U.S.C. Sections 11001 et seq.; the Occupational Safety and Health Act of 1970, 29 U.S.C. Section 651 et seq.; the Hazardous Materials Transportation Act, as amended by the Hazardous Materials Transportation Authorization Act of 1994, 49 U.S.C. Sections 5101 et seq.; the Toxic Substances Control Act, 15 U.S.C. Sections 2601 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Sections 2701 et seq.; as each of these may be amended from time to time; and any state or local analogues to any of these statutes.

            (b) "Existing Reports": The environmental reports delivered by Tenant to Landlord or its agents and identified in Exhibit "I" hereto.

            (c) "Governmental Authority": Any municipal, county, state and federal and foreign governments, agencies, departments, authorities, both public and quasi-public, courts, boards, bureaus, commissions and officers of any of the foregoing.

            (d) "Hazardous Substance": Any material, substance, compound, solid, liquid or gas, or any radiation, emission or release of energy in any form, whether naturally occurring, man-made or the product of any process (1) which is or may under certain conditions be toxic, harmful, hazardous or acutely hazardous to public health, public safety or the environment, (2) which is or may be defined or regulated as a "hazardous waste," "hazardous substance," "toxic substance," pollutant or contaminant under any Environmental Law, (3) the use, handling, management, release, treatment, storage, transportation or disposal of which is or may be regulated under any Environmental Law or (4) the removal, remediation or abatement of which is required under any Environmental Law. Hazardous Substances include asbestos, polychlorinated biphenyls, mercury, lead, petroleum and petroleum products and derivatives, urea formaldehyde foam insulation and radon and other radioactive materials.

            (e) "Release": Any condition, situation, circumstance or event, relating to or arising from the release (or threatened release) of a Hazardous Substance to the environment, or from the presence of a Hazardous Substance at or about the Demised Premises or Common Areas, which could serve as the basis for or element of any claim or liability under any law or regulation or under any common law or equitable theory of recovery, including, the presence of underground storage tanks.

            (f) "Costs": Any and all damage, loss (including any diminution in the value of the Demised Premises and/or any Shopping Center), liability and expense (including fees incurred for the services of attorneys, consultants, engineers, contractors, experts, laboratories, accountants and nay other service providers) arising from or in connection with any Environmental Law, including the following:

               (1) any and all response costs, clean-up costs, repair costs, costs of demolition and costs of rebuilding, and all other costs incurred in connection with the investigation, clean-up, remediation or monitoring of any Release, or violation of any Environmental Law, including the preparation of any work plans, remedial investigations, feasibility studies or reports, or the performance of any clean-up, remediation, removal, abatement, containment, closure, restoration or monitoring work required by any Governmental Authority, or reasonably necessary to make full economic use of the Demised Premises and/or the Shopping Center or to protect human health or the environment, or otherwise expended;

               (2) any and all claims, costs and expenses of investigation and defense of any claims, costs of satisfying a judgment on any claims, and costs incurred settling any claims (whether or not any such claim is ultimately upheld);

               (3) any and all personal injuries or injuries to the environment, property or natural resources occurring upon or off the Demised Premises and/or any Shopping Center;

               (4) any and all judgments, damages (including incidental, consequential and punitive damages) lost income, foregone profits, expenses (including litigation expenses) attorneys' fees, disbursements, expert witness expenses, consultant fees, losses, penalties, fines, liabilities (including strict liability and liability to any person to indemnify such person for costs expended in connection with any Environmental Conditions or violation of Environmental Laws), encumbrances, and liens; and

               (5) any and all costs incurred in complying with any directives of any Governmental Authority that are in whole or in part incurred, sustained, filed, borne or brought at any time in connection with the existence of: (i) any Environmental Conditions; or (ii) any violation or alleged violation of Environmental Laws by any tenant or Tenant.


                               ARTICLE XXVII

                               Miscellaneous

      Section 27.01. If on any occasion or occasions all or any portion of the Rent is not paid within five (5) days after the date the same is due, then Tenant shall pay Landlord a late charge equal to five percent (5%) of the amount not so paid when due, such late charge to be deemed Rent for all purposes under this Lease. Furthermore, all Rent and all other sums which may from time to time become due and payable by Tenant to Landlord under any of the provisions of this Lease shall, unless a different rate of interest is specifically stated as to such obligation elsewhere in this Lease, bear interest accruing from and after the due date thereof at the rate of twelve and three-quarters percent (12 3/4%) per annum or at the highest legal rate permitted under applicable law, whichever is the lower rate.

      Section 27.02. In all cases, the language in all parts of this Lease shall be construed according to its fair meaning to carry out the parties' intent and not interpreted strictly for or against either Landlord or Tenant. Unless the context otherwise requires, words of any gender used in this Lease shall be held and construed to include any other gender and words in the singular shall be held to include the plural. Use of the terms "hereby", "herein", "hereof" and "hereunder" shall refer to this Lease as a whole, inclusive of the Exhibits, and not merely to the Article, Section, paragraph or clause where such word appears, except when noted otherwise. The word "any" means "any and all." The words "include" and "including" shall be deemed to contain the phrase "without limitation."

      Section 27.03. Subject to the provisions of this Lease, this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, permitted successors and assigns, and wherever a reference in this Lease is made to either of the parties hereto such reference shall be deemed to include also, wherever applicable and unless the intent be expressed otherwise, a reference to the legal representatives, permitted successors and assigns of such party, as if in every case so expressed. If Tenant consists of more than one person or entity, the representations, warranties, covenants and obligations of such persons and entities hereunder shall be joint and several. A separate action may be brought or prosecuted against any such person or entity comprising Tenant, regardless of whether the action is brought or prosecuted against the other persons or entities comprising Tenant, or whether such persons or entities are joined in the action. Landlord may compromise or settle with any one or more of the persons or entities comprising Tenant for such sums, if any, as it may see fit and may in its discretion release any one or more of such persons or entities from any further liability to Landlord without impairing, affecting or releasing the right of Landlord to proceed against any one or more of the persons or entities not so released.

      Section 27.04. This Lease shall not be recorded in the public records. A Short Form of Lease (Memorandum of Lease) referring to this Lease shall be executed by Landlord and Tenant and may be recorded by Tenant at its expense or if Landlord wishes to record it, Landlord may do so at its own expense in the office of the County Recorder of the counties in which the Demised Premises are located. The Short Form Lease shall contain only such provisions as are required by local state law to give sufficient notice to third parties, and all appropriate language permitted by local state law to exculpate Landlord and the Shopping Center from persons furnishing labor, materials or services to the Shopping Center filing mechanics' liens and to insulate against such lien rights. Tenant shall pay any transfer taxes, stamp taxes, recording taxes and similar taxes payable solely in connection with the making of this Lease or the recordation of any Memorandum of Lease and not attributable to any of Landlord's financing.

      Section 27.05. This instrument may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      Section 27.06. Notwithstanding anything contained in this Lease, Tenant and its successors and assigns agree that it shall look solely to the estate and property of Landlord in the Land and Improvements for the collection of any claims, judgments (or other judicial process) or liabilities requiring the payment of money by Landlord or its successors or grantees in the event of any default or breach by Landlord or with respect to or arising out of this Lease or any of the terms, covenants and conditions of this Lease to be observed or performed by the Landlord, and no other assets of Landlord or Landlord's successors or Landlord's parent corporation or Affiliates shall be subject to levy, execution or other procedures for the satisfaction of Tenant's remedies, provided, however, if Tenant obtains a judgment for money against Landlord which is final and unappealable and Landlord fails to pay the judgment, Tenant shall have the right to set off the amount of the judgment against the Basic Rent payable by Tenant hereunder.

      Section 27.07. Landlord and Tenant each covenant, represent and warrant to the other that: (a) they did not engage or deal with any broker, finder or any other person entitled to any fee, compensation, commission or other remuneration or reimbursements for expenses in bringing out, introducing or causing this Lease, the sale/leaseback transaction or any other aspect of this Lease to be done, (b) there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, the sale/leaseback transaction or any other aspect of this Lease, and (c) each party agrees to indemnify the other against, and hold the other harmless from, all liabilities arising from any such claim (including the cost of counsel fees in connection therewith).

      Section 27.08. In any instance where the Demised Premises shares a party wall with an adjacent store in Landlord's Building, both Landlord and Tenant shall share equally in the repair and replacement of such party wall should the same be damaged by any casualty, each, however, having the obligation to keep and repair in good order its own side of such party wall.

      Section 27.09. Headings and captions throughout this Lease and the table of contents are inserted only as a matter of convenience and are not to be given any effect whatsoever in construing this Lease. All exhibits, attachments, annexed instruments and addenda referred to herein shall be considered a part of this Lease for all purposes. Unless the context specifically provides otherwise, all internal references to Articles, Sections, clauses and Exhibits, shall be deemed to refer to the Articles, Sections, clauses and Exhibits of this Lease.

      Section 27.10. All indemnity and/or reimbursement obligations of the parties under this Lease shall survive the expiration or termination of this Lease.

      Section 27.11. In any litigation or arbitration between the parties regarding this Lease, the losing party shall pay to the prevailing party all reasonable expenses and court costs including attorneys fees incurred by the prevailing party. A party shall be considered the prevailing party if: (a) it initiated the litigation or arbitration and substantially obtains the relief it sought, either through a judgment or the losing party's voluntary action before arbitration, trial or judgment; (b) the other party withdraws its action without substantially obtaining the relief it sought; or (c) it did not initiate the litigation or arbitration and judgment is entered for either party, but without substantially granting the relief sought.

      Section 27.12. All times, wherever specified herein for the performance by Landlord or Tenant of their respective obligations hereunder, are of the essence of this Lease.

      Section 27.13. This Lease and the Contract of Sale contain the entire agreement between the Landlord and the Tenant and, cannot be amended or modified except by written instrument executed by both parties hereto.

      Section 27.14. No entity comprising Tenant shall be deemed to be doing business in a state solely as a result of its execution of this Lease if such entity is not in fact otherwise doing business and authorized to do business in such state.


                               ARTICLE XXVIII

                               Subordination

      Section 28.01. Landlord and/or any entity comprising Landlord may, at its sole option at any time or times on or after the date of this Lease, mortgage or grant a deed of trust (a "Mortgage) with respect to its fee interest or its leasehold interest in the Demised Premises or the Shopping Center or any part thereof, and the holder of the equity interest in Landlord and/or any entity comprising Landlord may, at its sole option, at any time or times on or after the date of this Lease, pledge its equity interest in Landlord and/or any entity comprising Landlord, as security for a loan (the holder of such Mortgage or pledge being herein referred to as a "Mortgagee"), in either or any case in such amounts and on such terms as Landlord, in Landlord's sole discretion, determines; provided, however, that in no event shall this Lease be subject and subordinate at any time to the lien, operation or effect of any Mortgage or any other similar encumbrance created originally by Landlord, and any modification, extension and renewal thereof, which may hereafter be executed by Landlord affecting the Demised Premises or any part thereof unless Tenant has consented or agreed to the placing of such Mortgage, modification or renewal, except that if the proposed Mortgagee is an institutional lender (i.e. a bank, insurance company, corporate pension fund or the like), Tenant agrees to subordinate its interest in this Lease so long as the Mortgagee agrees to enter into a subordination, attornment and non-disturbance agreement with Tenant substantially in the form of such instrument attached hereto as Exhibit "J". Any such proposed Mortgagee shall agree to enter into a subordination, non-disturbance agreement with Tenant's subtenants who have received or who are in the future entitled to receive a subordination, non-disturbance agreement from Landlord pursuant to Article XIX, which shall be in form and substance substantially similar to the non-disturbance agreement (see Exhibit "H") delivered by Landlord previously to those subtenants, if any, who qualify under Article XIX of this Lease as being entitled to receive the same from Landlord.


                                ARTICLE XXIX

                     Transfer of Landlord's Interest;
                Landlord's Severance Rights; Limitation of
                            Landlord's Liability

      Section 29.01. Notwithstanding the unitary nature of this Lease, nothing contained in this Lease is intended to prevent or restrict Landlord from, assigning, transferring or otherwise conveying all or less than all of Landlord's right, title or interest in and to the Shopping Centers or this Lease. In the event of any conveyance or transfer of any Fee Title Property or Leasehold Property by the Landlord originally named in this Lease, and in case of any subsequent conveyances or transfers thereof by the then Landlord, each grantor or transferor shall be automatically freed and relieved, from and after the date of his or its transfer or conveyance, of all liability as respects the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed in respect of such Fee Title Property or Leasehold Property, as the case may be, provided the grantee or transferee assumes in writing the obligations of Landlord which will arise under this Lease from and after the date of the transfer in respect of such Fee Title Property or Leasehold Property, as the case may be. Any money in the hands of the transferring Landlord at the time of such transfer in which moneys Tenant has an interest, such as a security deposit, the payments for Impositions pursuant to Section 4.07, if any, or insurance proceeds pursuant to Section
5.05 shall, if there not be an Event of Default by Tenant existing at the time, be turned over (directly or indirectly) to the grantee or transferee, it being intended that the covenants and obligations contained in this Lease on the part of Landlord shall, with respect to any Fee Title Property or Leasehold Property, subject as aforesaid, be binding upon Landlord and its successors and assigns only during and in respect of their respective successive periods of ownerships of such Fee Title Property or Leasehold Property, as the case may be; provided, however, if the aforesaid moneys are not turned over (directly or indirectly) to the grantee or transferee, then the transferor shall remain liable hereunder but only to the extent of such moneys that it has failed to turn over.

      Section 29.02. Landlord may at any time and from time to time cause this Lease to be severed as to any particular Shopping Center or Shopping Centers so conveyed or transferred (each, a "Severed Property", and collectively, the "Severed Properties") whether in connection with a sale of such Severed Property or Severed Properties or otherwise. If Landlord shall desire to sever this Lease pursuant to this Section, Landlord shall deliver written notice (each, "Severance Notice") to Tenant not less than ten (10) days prior to the date (each, a "Severance Date") that this Lease shall be severed pursuant hereto with respect to the Severed Property or Severed Properties identified in the Severance Notice. The Severance Notice shall specify the Severed Property or Severed Properties and the Severance Date or Severance Dates. Effective upon a Severance Date, the applicable Severed Property shall no longer be part of the Demised Premises demised hereunder and each such Severed Property shall be deemed to be, and shall be, demised by Landlord to Tenant pursuant to a separate lease (a "Severed Lease") upon the same terms and conditions as this Lease (except such provisions as by their terms are not applicable to such Severed Property). Effective upon the Severance Date, the Rent payable in respect to each Severed Property severed pursuant hereto on such Severance Date shall no longer be payable by Tenant under this Lease and shall instead be payable under the Severed Lease applicable to such Severed Property, and the parties shall enter into an amendment of this Lease to reflect the severance of each Severed Property from the Demised Premises and the reduction in Rent under this Lease equal to the Rent then payable in respect to each Severed Property under the Severed Lease applicable to such Severed Property. For so long as (and only for so long as) the Landlord under this Lease shall be the landlord under a Severed Lease, any default under such Severed Lease shall be a default under this Lease and any default under this Lease shall be a default under such Severed Lease. The provisions of this Section shall be effective without further action by Landlord or Tenant. However, Landlord may and at the written request of Tenant shall, prepare a Severed Lease with respect to each Severed Property consistent with the provisions of this Section and the parties agree to execute and deliver the same within ten (10) days after the later to occur of: (a) the date the Severed Lease conforming to the requirements of this
Section is delivered to Tenant; and (b) the Severance Date. Tenant shall cooperate with Landlord and shall execute and deliver such instruments, agreements, certificates, returns and other documents as Landlord, any Overlandlord, Mortgagee, any sublessee, or any other party with an interest in the Severed Property may reasonably request in connection with the transactions contemplated in this Section, provided the same do not materially increase Tenant's obligations or materially decrease any Tenant's rights under this Lease or any Severed Lease.

      Section 29.03. Tenant acknowledges and agrees that the liability of each individual or entity comprising Landlord under this Lease shall be limited to such individual's or entity's interest in the Shopping Centers and any judgments rendered against Landlord shall be satisfied solely out of the proceeds of sale of its interest in the Shopping Centers. No personal judgment shall lie against any individual or entity comprising Landlord upon extinguishment of such individual's or entity's rights in the Shopping Center and any judgment so rendered shall not give rise to any right of execution or levy against Landlord's assets. The provisions hereof shall inure to Landlord's successors and assigns including any mortgagee. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant's rights to obtain injunctive relief or specific performance or to avail itself of any other right or remedy which may be awarded Tenant by law or under this Lease. If Tenant claims or asserts that Landlord has violated or failed to perform a covenant of Landlord not to unreasonably withhold or delay Landlord's consent or approval, Tenant's sole remedy shall be an action for specific performance, declaratory judgment or injunction and in no event shall Tenant be entitled to any money damages for a breach of such covenant and in no event shall Tenant claim or assert any claim for any money damages in any action or by way of set off, defense or counterclaim and Tenant hereby specifically waives the right to any money damages or other remedies.


                                ARTICLE XXX

                        Limitation on Levitz's Debt

      Section 30.01. Tenant hereby covenants that during the two (2) year period (the "Restriction Period") following the date the Bankruptcy Court's order approving the Plan of Reorganization (as defined in the Contract of Sale) becomes a Final Order (as defined in the Contract of Sale) (the "Reorganization Date"), no entity composing Tenant, including its parent corporation, Levitz Furniture Incorporated (each a "Levitz Entity" and collectively, the "Levitz Entities"), shall incur, through the Plan of Reorganization or otherwise, unsecured funded debt ("Unsecured Debt") in excess of Fifty Million Dollars ($50,000,000.00) (the "Unsecured Debt Limit"); provided, however, in the event of a merger or consolidation between any one or more of the Levitz Entities and another company (the "Other Company") which does not result in a reduction in the pro-forma audited tangible net worth of the company that survives the merger or consolidation (the "Surviving Company") (which pro forma audited tangible net worth shall be computed according to generally accepted accounting principles consistently applied) relative to the Levitz Entities' audited tangible net worth immediately prior to the merger or consolidation (which audited tangible net worth shall be computed according to generally accepted accounting principles consistently applied), the Unsecured Debt Limit of the Surviving Company shall be increased, but only to the extent that the ratio between the Surviving Company's EBITDA (as hereinafter defined) and interest expense (which interest expense shall include any new interest expense that, according to generally accepted accounting principles consistently applied, must be reflected on the Surviving Company's financial statements), both of which shall be calculated on a pro-forma basis for the effects of the merger or consolidation (including interest on any incremental debt that is acquired or proposed) for the twelve (12) month period immediately preceding the merger or consolidation would exceed 2:1. Tenant further covenants that neither the Plan of Reorganization nor any loan documents evidencing the Unsecured Debt shall:
(i) obligate any Levitz Entity or the Surviving Company to repay any principal with respect to the Unsecured Debt during the three (3) year period following the Reorganization Date; or (ii) obligate any Levitz Entity or the Surviving Company to pay interest at a rate in excess of thirteen percent (13%) per annum; or (iii) obligate any Levitz Entity or the Surviving Company to pay any interest during the first six (6) months of the Restriction Period. Tenant further covenants that neither the Surviving Company nor any Levitz Entity shall pay any dividends on any of its capital stock during the Restriction Period, other than any existing dividend obligations of the Other Company that are retained by the Surviving Company. For purposes of this Section, Unsecured Debt shall not include the Levitz Entities' secured working capital facility or the Tenant's obligations under capital leases (other than this Lease, if this Lease is determined to be a capital lease). For purposes of this Section, "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization expenses, as determined in accordance with generally accepted accounting principles consistently applied. Any Levitz Entities' failure to comply with the covenants contained in this Article shall constitute an immediate Event of Default hereunder.



                   [THIS SPACE INTENTIONALLY LEFT BLANK]



      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the date first set forth on page 1.

                                 LANDLORD:

                                 LEVITZ SL HARTFORD, L.L.C., a Delaware
                                 limited liability company


                                 By: /s/ Alan R. Saposnik
                                    ______________________________________
                                 Name:  Alan R. Saposnik
                                 Title: Vice President


                                 LEVITZ SL PARAMUS, L.L.C., a Delaware
                                 limited liability company


                                 By: /s/ Alan R. Saposnik
                                    _____________________________________
                                 Name:  Alan R. Saposnik
                                 Title: Vice President


                                 LEVITZ SL ST. PAUL, L.L.C., a Delaware
                                 limited liability company


                                 By: /s/ Alan R. Saposnik
                                    _____________________________________
                                 Name:  Alan R. Saposnik
                                 Title: Vice President


                                 LEVITZ SL OXNARD, L.L.C., a Delaware
                                 limited liability company


                                 By: /s/ Alan R. Saposnik
                                    _____________________________________
                                 Name:  Alan R. Saposnik
                                 Title: Vice President


                                  LEVITZ SL MODESTO, L.L.C., a Delaware
                                  limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL PORTLAND - JOHNSON, L.L.C., a
                                  Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL PORTLAND - SCHOLLS, L.L.C., a
                                  Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL SEATTLE, L.L.C., a Delaware
                                  limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL SACRAMENTO, L.L.C., a Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL ROOSEVELT FIELD, L.L.C., a
                                  Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL WOODBRIDGE, L.L.C., a Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL MESA, L.L.C., a Delaware
                                  limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL MINNEAPOLIS, L.L.C., a Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL CHERRY HILL, L.L.C., a Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL FARMINGDALE, L.L.C., a Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL WILLOWBROOK, L.L.C., a Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL NORTHRIDGE, L.L.C., a Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL REDONDO BEACH, L.L.C., a
                                  Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL SAN FRANCISCO, L.L.C., a
                                  Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL SAN LEANDRO, L.L.C., a Delaware limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL FRESNO, L.L.C., a Delaware
                                  limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President


                                  LEVITZ SL LA PUENTE, L.L.C., a Delaware
                                  limited liability company


                                  By: /s/ Alan R. Saposnik
                                     ____________________________________
                                  Name:  Alan R. Saposnik
                                  Title: Vice President



ATTEST:                           TENANT:

                                  LEVITZ FURNITURE CORPORATION, a Florida
                                  corporation


                                  By: /s/ Edward P. Zimmer
                                     ____________________________________
Name:                             Name:  Edward P. Zimmer
Title:                            Title: Vice President

[corporate seal]

                                  LEVITZ FURNITURE REALTY CORPORATION,
                                  a Florida corporation


                                  By: /s/ Edward P. Zimmer
                                     ____________________________________
Name:                             Name:  Edward P. Zimmer
Title:                            Title: President

[corporate seal]

                                  LEVITZ FURNITURE COMPANY OF THE MIDWEST,
                                  INC., a Colorado corporation


                                  By: /s/ Edward P. Zimmer
                                     ____________________________________
Name:                             Name:  Edward P. Zimmer
Title:                            Title: Vice President

[corporate seal]

                                  LEVITZ FURNITURE COMPANY OF THE MIDWEST
                                  REALTY, INC., a Colorado corporation


                                  By: /s/ Edward P. Zimmer
                                     ____________________________________
Name:                             Name:  Edward P. Zimmer
Title:                            Title: President

[corporate seal]

                                  LEVITZ FURNITURE COMPANY OF THE PACIFIC,
                                  INC., a California corporation


                                  By: /s/ Edward P. Zimmer
                                     ____________________________________
Name:                             Name:  Edward P. Zimmer
Title:                            Title: Vice President

[corporate seal]

                                  LEVITZ FURNITURE COMPANY OF WASHINGTON,
                                  INC., a Washington corporation


                                  By: /s/ Edward P. Zimmer
                                     ____________________________________
Name:                             Name:  Edward P. Zimmer
Title:                            Title: Vice President

[corporate seal]

                                  LEVITZ FURNITURE COMPANY OF WASHINGTON
                                  REALTY, INC., a Washington corporation


                                  By: /s/ Edward P. Zimmer
                                     ____________________________________
Name:                             Name:  Edward P. Zimmer
Title:                            Title: President

[corporate seal]




                              LIST OF EXHIBITS


Exhibit "A" - Plans showing Demised Premises (Definition 9)
Exhibit "B" - Schedule of Fee Title Properties (Definition 10)
Exhibit "C" - Schedule of Leasehold Properties (Definition 19)
Exhibit "D" - Legal Description of the Land (Definition 14)
Exhibit "E" - Schedule of all Levitz Buildings Indicating the Liquidation
                Values, Market Values, Floor Areas of
                Warehouse/Retail/Transferred Leases for each Levitz Building (Definitions 21 and 22)
Exhibit "F" - Schedule of Overleases (Definition 25)
Exhibit "G" - Schedule of Space Leases (Definition 30 and Section 19.03) Exhibit "H" - Form of Non-Disturbance Agreement (Section 19.04(g))
Exhibit "I" - Schedule of Existing Reports (Section 26.07(b))
Exhibit "J" - Form of Subordination, Attornment and Non-Disturbance
                Agreement (Section 28.01)
Exhibit "K" - List of Entities Comprising Landlord and the Portion of the
                Demised Premises Owned by Each; List of Entities Comprising
                Tenant
Exhibit "L" - Summary of Tenant's Insurance




                                Exhibit "A"
                       Plans showing Demised Premises
                               (Definition 9)






                                Exhibit "B"
                      Schedule of Fee Title Properties
                              (Definition 10)

      Group #1 Redevelopment Properties:

            o  Portland, 13631 S. E. Johnson Rd., Milwaukie, OR 97222-1295

      Group #2 Redevelopment Properties:

            o  Hartford, 55 Graham Place, Southington, CT 06489-1594
            o  Oxnard, 2420 N. Oxnard Blvd., Oxnard, CA 93030-2090

      Group #3 Redevelopment Properties:

            o  Modesto, 1604 Sisk Rd., Modesto, CA 95350-2501
            o  Seattle 2, 20111 46 Ave. West, Lynnwood, WA 98036-6694

      Non-Redevelopment Properties:

            o  St. Paul, 3201 Country Dr., St Paul, MN 55117-1096
            o  Portland 2, 9770 S. W. Scholls Ferry Rd.,
                 Tigard, OR 97223-4303
            o  Paramus, 545 Route 17 South, Paramus, NJ 07652-3093





                                Exhibit "C"
                      Schedule of Leasehold Properties
                              (Definition 19)

      Group #1 Redevelopment Properties:

            o  Woodbridge, 429 Route 1 South, Iselin, NJ 08830-3009
            o  6489-1594 o Fresno, 4525 West Shaw Ave., Fresno,
                 CA 93722-6208

      Group #2 Redevelopment Properties:

            o  Cherry Hill, 1001 Church Road, Cherry Hill, NJ 08002-1299
            o  Northridge, 19350 Nordhoff Street, Northridge,
                 CA 91324-2492

      Group #3 Redevelopment Properties:

            o  Roosevelt Field, 895 East Gate Blvd., Garden City E,
                 NY 11530-2199
            o  Minneapolis, 12301 Dupont Avenue South, Burnsville,
                 MN 55337-1689
            o  Redondo Beach, 1601 Kingsdale Ave., Redondo Beach,
                 CA 90278-3928
            o  San Francisco, 900 Dubuque Ave., San Francisco,
                 CA 94080-1890

      Non-Redevelopment Properties:

            o  Farmingdale, 90 Price Parkway, Farmingdale, NY 11735-1394
            o  Willowbrook, 531 Route 46, Fairfield, NJ 07004-1907
            o  Mesa, 225 South Dobson Road, Mesa, AZ 85202-2009
            o  San Leandro, 3199 Alvarado St., San Leandro, CA 94577-5790
            o  Sacramento, 4741 Watt Ave., North Highlands, CA 95660-5515
            o  La Puente, 17520 E. Castelton St., City of Industry,
                 CA 91744-1701





                                Exhibit "D"

                       Legal Description of the Land
                              (Definition 14)





                                Exhibit "E"

    Schedule of all Levitz Buildings Indicating the Liquidation Values, Market Values, Floor Areas of Warehouse/Retail/Transferred Leases/Aggregate
                          for each Levitz Building
                          (Definitions 21 and 22)





                                Exhibit "F"

                   Schedule of Overleases (Definition 25)





                                Exhibit "G"

                          Schedule of Space Leases
                     (Definition 30 and Section 19.03)

MINNEAPOLIS, 12301 DUPONT AVENUE SOUTH, BURNSVILLE, MN 55337-1689

      A. Sublease Agreement dated 1/15/97, by and between Levitz Furniture Company of the Midwest, Inc. (Sublessor) and Iron Mountain Records Management of Minnesota (Sublessee)

PARAMUS, 545 ROUTE 17 SOUTH, PARAMUS, NJ 07652-3093

      A.    Lease Agreement dated 4/30/98, by and between Levitz
            Furniture Corporation (Landlord) and Baby Superstore, Inc.
           (Tenant)





                                Exhibit "H"

                     Form of Non-Disturbance Agreement
                             (Section 19.04(g))





                                Exhibit "I"

                        Schedule of Existing Reports
                             (Section 26.07(b))





                                Exhibit "J"

       Form of Subordination, Attornment and Non-Disturbance Agreement
                              (Section 28.01)





                                Exhibit "K"

          List of Entities Comprising Landlord and the Portion of
                     the Demised Premises Owned by Each

Name                                   Shopping Center
----                                   ---------------
Levitz SL Hartford, L.L.C.             Hartford, 55 Graham Place,
                                         Southington, CT 06489-1594
Levitz SL Paramus, L.L.C.              Paramus, 545 Route 17 South,
                                         Paramus, NJ 07652-3093
Levitz SL St. Paul, L.L.C.             St. Paul, 3201 Country Dr., St Paul,
                                         MN 55117-1096
Levitz SL Oxnard, L.L.C.               Oxnard, 2420 N. Oxnard Blvd., Oxnard,
                                         CA 93030-2090
Levitz SL Modesto, L.L.C.              Modesto, 1604 Sisk Rd., Modesto,
                                         CA 95350-2501
Levitz SL Portland - Scholls, L.L.C.   Portland 2, 9770 S. W. Scholls Ferry
                                         Rd., Tigard, OR 97223-4303
Levitz SL Portland - Johnson, L.L.C.   Portland, 13631 S. E. Johnson Rd.,
                                         Milwaukie, OR 97222-1295
Levitz SL Seattle, L.L.C.              Seattle 2, 20111 46 Ave. West,
                                         Lynnwood, WA 98036-6694
Levitz SL Sacramento, L.L.C.           Sacramento, 4741 Watt Ave., North
                                         Highlands, CA 95660-5515
Levitz SL Roosevelt Field, L.L.C.      Roosevelt Field, 895 East Gate Blvd.,
                                         Garden City E, NY 11530-2199
Levitz SL Woodbridge, L.L.C.           Woodbridge, 429 Route 1 South,
                                         Iselin, NJ 08830-3009 06489-1594
Levitz SL Mesa, L.L C.                 Mesa, 225 South Dobson Road, Mesa,
                                         AZ 85202-2009
Levitz SL Minneapolis, L.L.C.          Minneapolis, 12301 Dupont Avenue
                                         South, Burnsville, MN 55337-1689
Levitz SL Cherry Hill, L.L.C.          Cherry Hill, 1001 Church Road,
                                         Cherry Hill, NJ 08002-1299
Levitz SL Farmingdale, L.L.C.          Farmingdale, 90 Price Parkway,
                                         Farmingdale, NY 11735-1394
Levitz SL Willowbrook, L.L.C.          Willowbrook, 531 Route 46, Fairfield,
                                         NJ 07004-1907
Levitz SL Northridge, L.L.C.           Northridge, 19350 Nordhoff Street,
                                         Northridge, CA 91324-2492
Levitz SL Redondo Beach, L.L.C.        Redondo Beach, 1601 Kingsdale Ave.,
                                         Redondo Beach, CA 90278-3928
Levitz SL San Francisco, L.L.C.        San Francisco, 900 Dubuque Ave.,
                                         San Francisco, CA 94080-1890
Levitz SL San Leandro, L.L.C.          San Leandro, 3199 Alvarado St.,
                                         San Leandro, CA 94577-5790
Levitz SL Fresno, L.L.C.               Fresno, 4525 West Shaw Ave., Fresno,
                                         CA 93722-6208
Levitz SL La Puente, L.L.C.            La Puente, 17520 E. Castelton St.,
                                         City of Industry, CA 91744-1701


                     List of Entities Comprising Tenant

Levitz Furniture Corporation, a Florida corporation
Levitz Furniture Realty Corporation, a Florida corporation
Levitz Furniture Company of the Midwest, Inc., a Colorado corporation
Levitz Furniture Company of the Pacific, Inc., a California corporation Levitz Furniture Company of Washington, Inc., a Washington corporation
Levitz Furniture Company of Washington Realty, Inc., a Washington corporation Levitz Furniture Company of the Midwest Realty, Inc., a Colorado corporation





                                Exhibit "L"

                       Summary of Tenant's Insurance